UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. 5)

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CHINA XD PLASTICS COMPANY LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)	Title of each class of securities to which transaction applies:
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(4)	Proposed maximum aggregate value of transaction:
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CHINA XD PLASTICS COMPANY LIMITED
No. 9 Qinling Road, Yingbin Road Centralized Industrial Park
Harbin Development Zone, Heilongjiang, China 150078

January __, 2009

Dear Stockholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) and Series B preferred stock (the “Series B Preferred Stock”) of China XD Plastics Company Limited f/k/a NB Telecom, Inc., a Nevada corporation (the “Company”), as of the close of business on the record date, January 9, 2009. The purpose of the Information Statement is to notify our stockholders that on January 8, 2009, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from one stockholder which has 70.22% of the total voting power holding 405,864 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock, representing 50.36%, of the issued and outstanding shares of Common Stock and 100% of the issued and outstanding shares of Series B Preferred Stock with 40% of the total voting power, respectively, representing 70.22% of the voting power of the combined classes of stock. The Written Consent adopted the following resolutions, which authorized the Company to amend the Company’s Articles of Incorporation for the purpose of increasing the authorized capital from 10,805,802 shares, consisting of 805,802 shares of common stock, par value $0.0001 and 10,000,000 shares of preferred stock, par value $0.0001 to 550,000,000 authorized capital, consisting of 500,000,000 shares of common stock, par value $0.0001, and 50,000,000 shares of preferred stock, par value $0.0001.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority stockholder of the Company. The resolutions will become effective twenty calendar days after this Information Statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holder of at least a majority of the outstanding shares of all voting stock of the Company. Because a stockholder holding at least a majority of the voting rights of our outstanding Common Stock and Series B Preferred Stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through his ownership of Common Stock and Series B Preferred Stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stocks.

This Information Statement is being mailed on or about January 19, 2009 to stockholders of record on January 9, 2009.

Sincerely,

/s/ Jie Han
Jie Han
President

CHINA XD PLASTICS COMPANY LIMITED
No. 9 Qinling Road, Yingbin Road Centralized Industrial Park
Harbin Development Zone, Heilongjiang, China 150078

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE
COMPANY'S STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS
INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of China XD Plastics Company Limited f/k/a NB Telecom, Inc., a Nevada corporation (the “Company”), as of the close of business on the record date, January 9, 2009. The purpose of the Information Statement is to notify our stockholders that on January 8, 2009, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holder of 405,864 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock, representing 50.36%, of the issued and outstanding shares of Common Stock and 100% of the issued and outstanding shares of Series B Preferred Stock, respectively, representing 70.22% of the voting power of the combined classes of stock which is calculated as follows: the 805,802 shares of Common Stock of the Company represents 60% of the voting power and the 1,000,000 shares of Series B Preferred Stock represents 40% of the voting power. Therefore, the stockholder which owns 405,864 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock accounts for (a) 50.36% of the Common Stock 60% voting block or 50.36% multiplied by 60%, which equates to 30.22% of the total voting power of the Company, and (b) 100% of the Series B Preferred Stock voting block or 100% multiplied by 40% which equates to 40% of the total voting power of the Company. The aggregate voting power from the two classes of stock is 30.22% and 40% which equals 70.22% total. The stockholder acquired its shares of Common Stock and Series B Preferred Stock of the Company pursuant to that certain Agreement and Plan of Merger, dated December 24, 2008 entered into by the Company. The Written Consent adopted the following resolutions, which authorized the Company to amend the Company’s Articles of Incorporation for the purpose of increasing the authorized capital from 10,805,802 shares, consisting of 805,802 shares of common stock, par value $0.0001 and 10,000,000 shares of preferred stock, par value $0.0001 to 550,000,000 authorized capital, consisting of 500,000,000 shares of common stock, par value $0.0001, and 50,000,000 shares of preferred stock, par value $0.0001.

Because a stockholder holding at least a majority of the voting rights of our outstanding Common Stock and Series B Preferred Stock has voted in favor of the foregoing resolutions, and has sufficient voting power to approve such actions through his ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these resolutions and proxies are not requested from stockholders.

In accordance with our bylaws, our board of directors has fixed the close of business on January 9, 2009 as the record date for determining the stockholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about January 19, 2009 to stockholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend the current Articles of Incorporation of the Company under the Nevada Revised Statutes (“NRS”) Section 78.390 (the “Amendment”) require the affirmative vote of the holders of a majority of the voting power of the Company. Accordingly, the holders of a majority of the voting power of the Company must approve the Amendment.

In addition, NRS 78.320 provides in substance that stockholders may take action without a meeting of the stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has two classes of voting stock outstanding consisting of Common Stock and Series B Preferred Stock. There are currently 805,802 shares of Common Stock issued and outstanding, and each share of Common Stock is entitled to 1 vote. The holder of the Series B Preferred Stock has voting power equivalent to 40% of the total voting power of all Common Stock holders of the Company. Accordingly, by way of example, the vote or written consent of (1) the stockholders holding at least 671,502 shares of the Common Stock or (2) the stockholder holding at least the 1,000,000 shares of the Series B Preferred Stock issued and outstanding and at least an additional 134,301 shares of the Common Stock is necessary to approve the filing of the Certificate of Amendment. In accordance with our bylaws, our board of directors has fixed the close of business on January 9, 2009 as the record date for determining the stockholders entitled to vote or give written consent.

On January 8, 2009, a stockholder holding 405,864 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock, representing 50.36%, of the issued and outstanding shares of Common Stock and 100% of the issued and outstanding shares of Series B Preferred Stock (representing 70.22% of the voting power of the combined classes of stock) executed and delivered to the Company the Written Consent. Accordingly, in compliance with the NRS, at least a majority of the outstanding shares has approved the Amendment. As a result, no vote or proxy is required by the stockholders to approve the adoption of the foregoing resolutions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Articles of Amendment may not be filed with the Nevada Secretary of State until twenty calendar days after this Information Statement is first mailed to our stockholders. As mentioned earlier the Amendment will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Nevada, which is anticipated to be on or about February 9, 2009, twenty days after the mailing of this Information Statement.

PURPOSES AND EFFECT OF THE CHANGE

On January 8, 2009, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holder of 405,864 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock, representing 50.36%, of the issued and outstanding shares of Common Stock and 100% of the issued and outstanding shares of Series B Preferred Stock having a total voting power of 40%, respectively, representing 70.22% of the voting power of the combined classes of stock which is calculated as follows: the 805,802 shares of Common Stock of the Company represents 60% of the voting power and the 1,000,000 shares of Series B Preferred Stock represents 40% of the voting power. Therefore, the stockholder which owns 405,864 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock accounts for (a) 50.36% of the Common Stock 60% voting block or 50.36% multiplied by 60%, which equates to 30.22% of the total voting power of the Company, and (b) 100% of the Series B Preferred Stock voting block or 100% multiplied by 40% which equates to 40% of the total voting power of the Company. The aggregate voting power from the two classes of stock is 30.22% and 40% which equals 70.22% total. The Written Consent adopted the resolutions, which authorized the Company to amend the Company’s Articles of Incorporation for the purpose of increasing the authorized capital from 10,805,802 shares, consisting of 805,802 shares of common stock, par value $0.0001 and 10,000,000 shares of preferred stock, par value $0.0001 to 550,000,000 authorized capital, consisting of 500,000,000 shares of common stock par value $0.0001, and 50,000,000 shares of preferred stock, par value $0.0001. The text of the proposed Amendment to the Articles of Incorporation which contains the increase in the authorized capital is attached hereto as Appendix I. This Amendment will not affect total stockholder equity but will increase the authorized capitalization of the Company. Subsequent to the Amendment and the conversion of the 1,000,000 shares of the convertible Series A Preferred Stock, there will be approximately 39,000,000 shares of Common Stock of the Company issued and outstanding.

Our Board of Directors believes that by increasing the number of authorized capital of the Company will give the Company more flexibility to meet its obligations. Currently, the Company does not have sufficient shares of Common Stock authorized to (a) honor certain post merger contractual obligations under that certain Agreement and Plan of Merger the Company entered into on December 24, 2008 whereby there are 1,000,000 shares of convertible Series A preferred stock of the Company convertible into approximately 1:38.2 into 38,194,072 shares of Common Stock of the Company, and (b) allow for future transactions to raise the working capital funds of the Company. Accordingly, the Company needs to increase its authorized share capital. Subsequent to the Amendment and the conversion of the 1,000,000 shares of the convertible Series A Preferred Stock, there will be approximately 39,000,000 shares of Common Stock of the Company issued and outstanding. Management of the Company currently does not have any loans, proposals or arrangements with respect to future transactions to raise the working capital funds of the Company as referenced above.

The additional Common Stock authorized by the proposed amendment would have rights identical to our currently outstanding Common Stock. Holders of our Common Stock are entitled to 1 vote per share. The additional Series B Preferred Stock authorized by the proposed amendment would have rights identical to our currently outstanding Series B Preferred Stock such that holders of Series B Preferred Stock have voting power equivalent to 40% of the total voting power of all Common Stock holders of the Company. Holders of our Common Stock and Series B Preferred Stock are entitled to vote on all matters submitted to a vote of our stockholders, including the election of directors, and except as otherwise required by law, the holders of such shares will exclusively possess all voting power. Holders of Common Stock and Series B Preferred Stock do not have the right to cumulative voting for the election of directors. Subject to the preferential rights of any outstanding series of preferred stock, the holders of Common Stock and Series B Preferred Stock will be entitled to such dividends as may be declared from time to time by our Board from funds legally available therefore and will be entitled to receive pro rata all of our assets available for distribution to such holders upon liquidation. The Board further believes that it is in Company’s best interests to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to issue Common Stock without further action by the Company’s stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans of the Company or of acquired companies, the acquisition of other companies, and other bona fide purposes.

TRANSACTION INFORMATION:

(1)	Summary Term Sheet:

•	On December 24, 2008, the NB Telecom, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) by and among its wholly owned acquisition subsidiary China XD Plastics Company Limited (the “Merger Sub”), a Nevada corporation, Favor Sea Limited (“Favor Sea”), a corporation formed under the laws of the British Virgin Islands, and the shareholders of Favor Sea including the principal shareholder, XD. Engineering Plastics Company Limited (“XD”), a British Virgin Islands corporation.

•	In connection with the acquisition, and in exchange for the outstanding stock of Favor Sea, the shareholders of Favor Sea received 50,367,778 shares of the common stock of the Company and 1,000,000 shares of convertible Series A preferred stock of the Company, and XD individually received 1,000,000 shares of Series B preferred stock of the Company (the “Merger”).
•	The 50,367,778 shares of common stock were converted into 805,802 shares post a reverse stock split of 124.1:1 for 1.
•	The 1,000,000 shares of convertible Series A preferred stock of the Company are convertible into approximately 1:38.2 into 38,194,072 shares of the common stock of the Company. Assuming the conversion of the Series A preferred stock of the Company, the shareholders of Favor Sea will own approximately 99% of the Common Stock of the Company.
•	Subsequent to the Merger and as a direct consequence, the name of the Company was changed to “China XD Plastics Company Limited.”

(2)	Contact Information:

Contact information for both NB Telecom, Inc. and China XD Plastics Company Limited is:

NB Telecom, Inc./China XD Plastics Company Limited
No. 9 Qinling Road,
Yingbin Road Centralized Industrial Park Harbin Development Zone,
Heilongjiang, China 150078

(3)	Business conducted:

NB Telecom, Inc. (the “Company”) is a provider of both privately owned and company owned payphones and stations in Pennsylvania. The Company receives revenues from the collection of the payphone coinage, a portion of usage of service from each payphone and a percentage of long distance calls placed from each payphone from the telecommunications service providers. In addition, the Company also receives revenues from the service and repair of privately owned payphones, sales of payphone units and the sales of prepaid phone cards.

China XD Plastics Company Limited (the “Merger Sub”) is a wholly-owned subsidiary of the Company which has been established solely for the purpose of this transaction and does not have any business, assets, liabilities or operations.

Favor Sea Limited is a holding company whose only asset, held through a subsidiary, is 100% of the registered capital of Harbin Xinda Macromolecule Material Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China.

Harbin Xinda Macromolecule Material Co. Ltd. (“Xinda”) is a high-tech company that was founded in September 2004 under the laws of the People’s Republic of China with registered capital of 20 million RMB (US$2,416,451). Xinda’s executive offices and manufacturing facility are located at No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, in northeast China. Xinda engages in the development, manufacture, and distribution of modified plastic, primarily for use in automobiles. The technology that has enabled us to become China’s leading producer of automotive modified plastics is carried in our wholly-owned research laboratory, Harbin Xinda Macromolecule Material Research Institute (“the Research Institute”), a subsidiary established in 2007. The Research Institute has developed into a leader in research and development for China’s macromolecular industry. The Research Institute is outfitted with more than 80 sets of testing, analytical and production equipment used to analyze the physical and mechanical properties of the heat resistances, durability, stability, and environmental performance exhibited by modified plastics.

(4)	Terms of the Transaction.

On December 24, 2008, the Company entered into an Agreement and Plan of Merger (the “Agreement”) by and among its wholly owned acquisition subsidiary China XD Plastics Company Limited (the “Merger Sub”), a Nevada corporation, Favor Sea Limited (“Favor Sea”), a corporation formed under the laws of the British Virgin Islands, and the shareholders of Favor Sea including the principal shareholder, XD. Engineering Plastics Company Limited (“XD”), a British Virgin Islands corporation. The Company engaged in the transaction to improve shareholders’ values based on the lackluster performance of the Company’s existing operations. The acquired entity, Favor Sea and its principal shareholder, XD, entered into the transaction to become a U.S. listed company based on their cost-benefit analysis which was made before the financial meltdown of the U.S. As disclosed in the Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 31, 2008, pursuant to the Agreement, the Company acquired all of the outstanding capital stock of Favor Sea, through the Merger Sub. Favor Sea is a holding company whose only asset, held through a subsidiary, is 100% of the registered capital of Harbin Xinda Macromolecule Material Co., Ltd. (“Xinda”), a limited liability company organized under the laws of the People’s Republic of China. In connection with the acquisition, and in exchange for the outstanding stock of Favor Sea the shareholders of Favor Sea received 50,367,778 shares of the common stock of the Company and 1,000,000 shares of convertible Series A preferred stock of the Company, and XD individually received 1,000,000 shares of Series B preferred stock of the Company (the “Merger”). Subsequent to the Merger and as a direct consequence, the name of the Company was changed to “China XD Plastics Company Limited” pursuant to Chapter 92A the Revised Nevada Statutes in connection with the Merger. The 50,367,778 shares of common stock were converted into 805,802 shares post a reverse stock split of 124.1:1 for 1 pursuant to Nevada Revised Statutes Section 78.207 for both the total number of authorized shares of common stock and the total number of issued and outstanding shares of common stock. The 1,000,000 shares of convertible Series A preferred stock of the Company are convertible into approximately 1:38.2 into 38,194,072 shares of the common stock of the Company. Assuming the conversion of the Series A preferred stock of the Company, the shareholders of Favor Sea will own approximately 99% of the Common Stock of the Company.

(5)	Regulatory Approvals:

The Company has obtained the relevant approval for the merger, the name change and the reverse split from the Secretary of State of Nevada.

(6)	Reports, opinions, appraisals:

Not applicable.

(7)	Past contacts, transactions or negotiations:

For the previous two years the Company has no negotiations or any contacts concerning any matters with Favor Sea Limited, whatsoever. The only negotiations that took place between the parties resulted in the merger transaction which was described and disclosed in the Form 8-K filed on December 31, 2008. Favor Sea Limited, after due diligence based on public filings, identified and approached the Company for a merger. The transaction was negotiated and closed in the month of December 2008.

(8)	Selected financial data:

Not applicable.

(9)	Pro Forma Information:

        Summary Selected Pro Forma Condensed Consolidated Financial Data

The following summary selected unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at September 30, 2008. The following summary selected unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2008 and for the year ended December 31, 2007 has been presented as if the acquisition had occurred January 1, 2007.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

	Year ended December 31, 2007	Nine months ended September 30, 2008
Income Statement Data

Net Revenues	$34,177,415	$55,802,003

Gross profit	$6,347,442	$13,921,235

Income from operations	$5,622,507	$12,019,405

Net income	$5,272,502	$11,437,903

Net income per common share—basic	$0.12	$0.25

Weighted average number of shares used in
calculating net income per share—basic	49,632,222	49,632,222

As at September 30, 2008

Balance Sheet Data
Current assets	$47,191,190
Total assets	$60,083,321
Current liabilities	$38,148,515
Total liabilities	$38,148,515
Minority interests	$0
Stockholders' equity	$21,934,806

(10)	Pro Forma Information:

Historical and Pro Forma Per Share Data

The following table sets forth the historical and pro forma per share data of Favor Sea and pro forma historical and equivalent pro forma data of the Company:

9/30/2008	Favor Sea Historical	NB Telecom, Inc. Historical	NB Telecom, Inc. Pro Forma Combined	Favor Sea Pro Forma Equivalent

Book value	60,083,321	5,877	60,083,321
Shares used in calculation	40,000	49,632,222	49,632,222
Book value per share	1,502	0.00	1.21	1,524.108696
Earnings (loss) per share	285.95	0.00	0.25	314.75
Dividends	0	0	0
Dividends per share	0	0	0

FOR THE YEAR ENDED 12/31/2007
Earnings (loss) per share	131.81	0	0.12	151.08
Dividends	0	0	0	0
Dividends per share	0	0	0	0

(11)	Pro Forma Information:

See the unaudited pro forma condensed consolidated financial statements of the Company at the end of this Information Statement.

Common equity and related stockholder matters

        All the authorized and issued securities of Favor Sea consist of shares of common stock. The common stock of Favor Sea is not traded on any public trading market, domestic or foreign. The value of one share of common stock as of December 16, 2008 was $1.00. As of December 30, 2008, there were approximately 130 shareholder of Favor Sea common stock holding an aggregate of 40,000 shares. As described in the section entitled “Transaction Information” on page ___ of this Information Statement, all the shares of Favor Sea were exchanged for shares of NB Telecom, Inc. in connection with the merger.

        We currently intend to retain all future earnings for use in the operation and expansion of our business. We do not intend to pay any cash dividends in the foreseeable future but will review this policy as circumstances dictate. Should we decide in the future to do so, as a holding company, our ability to pay dividends and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries based in the PRC. Our operating subsidiaries, from time to time, may be subject to restrictions on its ability to make distributions to us, including restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions.

        Favor Sea does not have any Equity Compensation Plans in effect.

RISK FACTORS

Our Chief Executive Officer has a large degree of control on us through his position and stock ownership and his interests may differ from other stockholders.

Our Chief Executive Officer, Mr. Jie Han has an option on XD. Engineering Plastics Company Limited’s shares. As a result, Mr. Han will be able to influence the outcome of stockholder votes on various matters, including the election of directors and extraordinary corporate transactions such as business combinations. Mr. Han’s interests may differ from that of other stockholders.

Risks Related To Series B Preferred Stock.

There are now 1,000,000 shares of Series B Preferred Stock issued to XD. Engineering Plastics Company Limited with 40% of the total voting power of the Company’s common stock put together and other consent rights on mergers and acquisitions, significant acquisition or disposition of assets and change of control, among others. This gives XD. Engineering Plastics Company Limited significant voting power. Such voting power may enable XD. Engineering Plastics Company Limited to block actions that may benefit the common stockholders thus reduce the value of their holdings.

Existing shareholders will experience dilution from the conversion of Series A Convertible Preferred Stock

Assuming the conversion of the 1,000,000 shares of convertible Series A Preferred Stock, the percentage ownership of the existing shareholders who do not hold such shares of convertible Series A Preferred Stock will be reduced. Such existing shareholders will experience subsequent dilution, however such newly issued securities will not have rights, preferences and privileges senior to those of the existing shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of January 7, 2009, the number of shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company, and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The Certificate of Change to effectuating the 124.1 to 1 reverse split of the issued and outstanding shares of common stock, while correspondingly reducing the Company’s authorized capital, was filed with the Secretary of State of Nevada on January 6, 2009. As of such date, the Company had 110,000,000 shares of stock authorized, of which 100,000,000 shares of common stock were authorized, issued and outstanding and 10,000,000 shares of preferred stock were authorized, of which 1,000,000 shares of Series A Preferred Stock were issued and outstanding and 1,000,000 shares of Series B Preferred Stock were issued and outstanding.

There are no options or warrants convertible into shares of Common Stock. There are 1,000,000 shares of convertible Series A preferred stock of the Company convertible approximately 1:38.2 into 38,194,072 shares of Common Stock of the Company.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class

Paul Kelly	0	—
Craig Burton	0	—
Leonard Battaglia	0
All officers and directors
as a group (3 persons)	0	—

XD. Engineering Plastics Company Limited	405,864	50.36%	(3)
P.O. Box 957, Offshore Incorporations Centre
Road Town, Tortola, British Virgin Islands

(1)	Except as otherwise noted, each shareholder's address is No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang, China 150078.

(2)	Except as otherwise noted, all shares are owned of record and beneficially.

(3)	XD is the holder of 1,000,000 shares of convertible Series A preferred stock of the Company convertible approximately 1:38.2 into 38,194,072 shares of Common Stock of the Company. XD also is the holder of 1,000,000 shares of Series B Preferred Stock which has voting power equivalent to 40% of the total

EXECUTIVE COMPENSATION

The following is a summary of the compensation paid to our executive officers for the two years ending December 31, 2007.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Paul Kelly President	2006	$33,448	$0	$0	$0	0	$0	$0	$33,448
	2007	$23,270	$0	$0	$0	0	$0	$0	$23,270
Craig Burton	2006	$0	$0	$0	$0	0	$0	$0	$0
	2007	$0	$0	$0	$0	0	$0	$300	$300

The following is a summary of all options, unvested stock and equity incentive plans for our Executive Officers for the year ending December 31, 2007.

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Un-Exercised Options Un-Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Paul Kelly	0	0	0	N/A	N/A	0	0	0	0
Craig Burton	0	0	0	N/A	N/A	0	0	0	0

The following is a summary of the compensation paid to our Directors for the period ending December 31, 2007.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Paul Kelly	23,270	0	0	0	0	0	23,270
Craig Burton	300	0	0	0	0	0	300
Leonard J. Battaglia	0	0	0	0	0	0	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described in this Information Statement, none of the following parties has, since the date of incorporation of the Company, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect us:

—	any of our directors or officers;
—	any person proposed as a nominee for election as a director;
—	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
—	any relative or spouse of any of the foregoing persons who has the same house as such person.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Amendment to the Articles of Incorporation or reverse split which is not shared by all other stockholders.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

INVESTOR INFORMATION

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. In addition, the public may read and copy materials filed by the Company with the SEC at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE ARTICLES OF AMENDMENT, PLEASE CONTACT:

CHINA XD PLASTICS COMPANY LIMITED
No. 9 Qinling Road, Yingbin Road Centralized Industrial Park
Harbin Development Zone, Heilongjiang, China 150078

By Order of the Board of Directors,

/s/ Jie Han
Jie Han
President

INFORMATION RELATED TO THE MERGER

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition of Assets
Item 3.02	Unregistered Sale of Equity Securities
Item 3.03	Material Modification to Rights of Security holders
Item 5.01	Changes in Control of Registrant
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On December 24, 2008, NB Telecom, Inc. (the “Company”) acquired all of the outstanding capital stock of Favor Sea Limited, a British Virgin Islands corporation, through China XD Plastics Company Limited, a Nevada corporation (the “Merger Sub”) wholly owned by the Company. Favor Sea Limited is a holding company whose only asset, held through a subsidiary, is 100% of the registered capital of Harbin Xinda Macromolecule Material Co., Ltd. (“Xinda”), a limited liability company organized under the laws of the People’s Republic of China (“China” or “PRC”). Xinda is engaged in the development, manufacture and marketing of modified plastics, primarily for use in the automotive industry. Xinda’s offices and manufacturing facilities are located in China.

        In connection with the acquisition, the following transactions took place:

•	The Merger Sub issued 10 shares of the common stock of the Merger Sub which constituted no more than 10% ownership interest in the Merger Sub and 1,000,000 shares of convertible Series A preferred stock of the Company to the shareholders of Favor Sea Limited, and also 1,000,000 shares of Series B preferred stock to XD. Engineering Plastics Company Limited, a British Virgin Islands corporation, the principal shareholder of Favor Sea Limited (“XD”), in exchange for the outstanding stock of Favor Sea Limited (the “Share Exchange” or “Merger”). The 10 shares of the common stock of the Merger Sub were converted into approximately 50,367,778 shares of the common stock of the Company prior to and approximately 405,928 post a reverse stock split of 124.1 for 1 pursuant to Nevada Revised Statutes Section 78.207 for both the total number of authorized shares of common stock and the total number of issued and outstanding shares of common stock (“Reverse Split”), and the 1,000,000 shares of convertible Series A preferred stock of the Company shall convert approximately 1:38.2 into 38,194,072 shares of the common stock of the Company after the completion of the Merger so that eventually the shareholders of Favor Sea Limited own approximately 99% of the common stock of the Company.

•	The record date for the Reverse Split is set for December 31, 2008. The record holders of the Company’s common stock on the date of December 31, 2008 shall be subject to a 124.1:1 reverse split with fractional shares to be rounded up to one hundred round lot, with the round-up shares to be deducted from certain designated shareholders by the Company.

•	Paul Kelly, Craig Burton and Leonard J. Battagha resigned from our Board of Directors effective December 31, 2008.

•	Jie Han, the Chairman of Xinda, was elected to serve on our Board of Directors. He will be appointed as the Chief Executive Officer and Chief Financial Officer of the Company.

•	Qingwei Ma and Junjie Ma were elected to serve on the Board. They will be appointed as officers of the Company.

•	As part of the Merger, the Company’s name is changed from “NB Telecom, Inc.” to the Merger Sub’s name “China XD Plastics Company Limited.”The Company is communicating with NASDAQ for the name change and trading symbol change on the OTC Bulletin Board.

        As a result of these transactions, persons affiliated with Xinda now own securities that represent 99% of the equity in the Company. In addition, persons affiliated with Xinda will control the Board of Directors of the Company ten days after the notice pursuant to Rule 14f-1 is mailed to the shareholders of record.

New Management

        Within the next few days, the Company will file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders of record an information statement prepared in accordance with SEC Rule 14f-1, containing information about Jie Han, Qingwei Ma and Junjie Ma among other things. Ten days after the information statement is mailed to the shareholders of record, Jie Han, Qingwei Ma and Junjie Ma will take office on the Board. At that time, the executive officers and directors of the Company will be:

Name	Age	Positions with the Company

Jie Han	43	Chairman, Chief Executive Officer and Chief Financial Officer

Qingwei Ma	34	Director, Chief Operating Officer

Junjie Ma	33	Director, Head of Research Institute

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the Board of Directors.

Jie Han.   Mr. Han co-founded Xinda in 2004, and has been employed by Xinda since that time. In January 2008 Mr. Han was appointed Chairman and Chief Executive Officer of Xinda. Prior to organizing Xinda High-tech, which was founded in 2003, Mr. Han had been associated with the Harbin Xinda Nylon Factory, which he founded in 1985. With 24 years of experiences in the industry, Mr. Jie Han is an expert in the management and financial works dealing with the manufacture and distribution of modified plastic products. Mr. Han currently serves as an executive director of China Plastic Processing Industry Association and is also a director of the Heilongjiang Industry and Commerce Association. In addition, Mr. Han serves as a deputy to the Harbin Municipal People’s Congress.

Qingwei Ma.   Mr. Ma has been employed as General Manager of Xinda since it was founded in 2004. In 2008 he was promoted to Chief Operating Officer. Prior to joining Xinda, Mr. Ma was employed for six years by Harbin Xinda Nylon Factory as Manager of Quality Assurance, then as Manager of Research and Development, and finally as Production Manager. In 1997 Mr. Ma was awarded a bachelor’s degree by the Northern China Technology University, where he specialized in the chemical engineering of high polymers. Mr. Ma has 11 years of experiences in the industry. He also published two articles in China’s key journals in the areas of modified plastic industry. In 2001 Mr. Ma was selected as “Harbin Quality Work Advanced Enterprise and Advanced Worker”; in 2004 he was awarded the Heilongjiang First Professional Manager Qualification Certificate. One of his inventions, “compound nano modified materials dedicated to the automobile bumper” won the “Science and Technology Progress Awards” issued by Harbin Municipality.

Junjie Ma.   Mr. Ma graduated from Beijing University of Science and Technology, majored in Polymer materials and engineering. He was a technician of Harbin Longjiang Electrical Plant from 1997 to 2004 and was a supervisor and manager of Harbin Xinda Macromolecule Material Inc. from 2004 to 2007. Since 2008, he was elected to be Head of Research Institute of Harbin Xinda Macromolecule Material Co., Ltd. Mr. Junjie Ma is a polymer materials engineers and has developed more than 120 plastic additives, modified plastics for automobiles and engineering plastics among which 50 products have been approved by auto enterprises. A number of products have been awarded as the National Torch Program projects, Spark Projects and Harbin City Important New Products project.

Principal Shareholders

        Upon completion of the Share Exchange and post the reverse split, there will be approximately 39,000,000 shares of the Company’s common stock issued and outstanding. In addition, there will be 1,000,000 shares of non-convertible Series B Convertible Preferred Stock issued and outstanding, The holders of the Series B Preferred Stock have voting power equivalent to 40% of the total voting power of all common stock holders of the Company.

        The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of December 31, 2008 by the following:

•	each shareholder who beneficially owns more than 5% of our common stock (on a fully-diluted basis);

•	Jie Han, our Chief Executive Officer

•	each of the members of the Board of Directors; and

•	all of our officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class

Jie Han	0	(3)	—
Qingwei Ma	0		—
Junjie Ma	0		—

All officers and directors
as a group (3 persons)	0	(3)	—

XD. Engineering Plastics Company Limited(4)
P.O. Box 957, Offshore Incorporations Centre	32,462,600	(3)	83.23%
Road Town, Tortola, British Virgin Islands

(1)	Except as otherwise noted, each shareholder’s address is c/o Harbin Xinda Macromolecule Material Co., Ltd., No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P.R. China.

(2)	Except as otherwise noted, all shares are owned of record and beneficially.

(3)	Jie Han and Qiuyao Piao, the sole shareholder of XD,are parties to an Option Agreement dated May 16, 2008. The agreement provides that Mr. Han may purchase XDfrom Ms. Piao for a nominal price if Xinda achieves certain revenue thresholds. Mr. Han may purchase 25% of XDif Xinda’s revenues during the first three quarters of 2008 exceed $40 million. He may purchase 14% of XD if Xinda’s revenues during the first three quarters of 2009 exceed $70 million. And he may purchase 61% of XD if Xinda’s revenues during the first three quarters of 2010 exceed $110 million.

(4)	Qiuyao Piao and Jie Han are the directors of XD. Qiuyao Piao is the chairwoman and Chief Executive Officer of XD. By agreement between them, only Ms. Piao has the authority to vote and dispose of the shares held by XD.

INFORMATION REGARDING THE ACQUIRED COMPANIES

        Favor Sea Limited

        Favor Sea Limited (“Favor Sea”) was organized under the laws of the British Virgin Islands on May 2, 2008. It has initiated no business activity. On August 11, 2008, Favor Sea acquired 100% of the outstanding shares of Hong Kong Engineering Plastics Company Limited, in exchange for debt. Those shares represent the only asset of Favor Sea.

        Hong Kong Engineering Plastics Company Limited

        Hong Kong Engineering Plastics Company Limited (“HK Engineering Plastics”) was organized under the laws of the Hong Kong Special Administrative Region on May 27, 2008. It has initiated no business activity. On July 28, 2008, HK Engineering Plastics acquired 100% of the registered capital of Harbin Xinda Macromolecule Material Co. That ownership interest represents the only asset of HK Engineering Plastics.

        Harbin Xinda Macromolecule Material Co., Ltd.

        Harbin Xinda Macromolecule Material Co. Ltd. (“Xinda”) is a high-tech company that was founded in September 2004 under the laws of the People’s Republic of China with registered capital of 20 million RMB (US$2,416,451). Xinda’s executive offices and manufacturing facility are located at No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, in northeast China. Xinda engages in the development, manufacture, and distribution of modified plastic, primarily for use in automobiles. The technology that has enabled us to become China’s leading producer of automotive modified plastics is carried in our wholly-owned research laboratory, Harbin Xinda Macromolecule Material Research Institute (“the Research Institute”), a subsidiary established in 2007. The Research Institute has developed into a leader in research and development for China’s macromolecular industry. The Research Institute is outfitted with more than 80 sets of testing, analytical and production equipment used to analyze the physical and mechanical properties of the heat resistances, durability, stability, and environmental performance exhibited by modified plastics.

        Modified plastic is produced by changing the physical and/or chemical characteristics of ordinary resin materials. In order for plastics to be used in the automobile environment, they must satisfy certain physical criteria in terms of electro-magnetic characteristics, reaction to light and heat, durability, flame resistance, and mechanical functionality. Xinda’s unique formulas and processing techniques enable us to produce low-cost high-quality modified plastic materials, which have been accepted by many of the major automobile manufacturers in China. In addition, we also provide specially engineered plastics and environment-friendly plastics for use in the assembly of equipment for oilfields, mining, ship power, power station equipment, and other industries.

         Xinda’s primary market is the rapidly expanding Chinese automotive industry. In 2007 8.88 million automobiles were sold in China, which increased by 22% than previous year. It is estimated that the Chinese auto market will be growing by 15% annually in the coming years.ach automobile requires 100kg to 150 kg of modified plastic, which means that by 2010 the demand for modified plastic in the Chinese automobile industry will be approximately 1.2 million tons annually. Xinda’s existing facility has an annual production capacity of 40,000 tons. If we complete the acquisition of an additional 19 production lines, discussed below, our annual capacity will reach 100,000 tons.

        Our specialized plastics are utilized in the exterior and interior trim and in the functional components of more than 30 automobile brands manufactured in China, including Audi, Red Flag, Volkswagen and Mazda. At present, Xinda manufactures approximately 145 types of automobile-specific modified plastic products, 117 of which have been certified for use by one or more of the automobile manufacturers in China. The automotive applications for our plastics include exteriors (automobile bumpers, rear- and side- view mirrors, license plate), interiors (door panels, dashboard, steering wheel, glove compartment and safety belt components), and functional components (air conditioner casing, heating and ventilation casing, engine covers, and air ducts).

        Our 145 products are organized into seven categories, based on their physical characteristics:

Modified Polypropylene:

•	COMPNIPER: a form of modified polypropylene that exhibits high fluidity and impact resistance. These products are primarily used for the interior automobile parts, such as the inner panels, instrument panels, and box lids. 27 of these products have been certified for use in the Chinese auto industry.

•	COMPWIPER: a form of modified polypropylene that exhibits low-temperature-resistance and impact resistance. These products are primarily used for external automobile parts, such as the front and back bumpers and mudguards. 23 of these products have been certified for use in the Chinese auto industry.

•	COMPGOPER: a form of modified polypropylene that exhibits high-temperature-resistance and resistance to static. These products are used primarily for automobile functional components, such as the unit heater shells and air conditioner shells. 33 of these products have been certified for use in the Chinese auto industry.

•	Modified ABS:

•	MOALLOLY: a form of modified ABS (acrylonitrile butadiene styreme) plastic that exhibits high gloss, high rigidity, and size stability. These products are primarily used for automobile functional components, such as the heat dissipating grid and wheel covers. 6 of these products have been certified for use in the Chinese auto industry.

•	Modified Nylon:

•	POLGPAMR: a form of modified nylon that exhibits high wear and heat resistance. These products are primarily used for automotive parts requiring high flame and heat resistance. 10 of these products have been certified for use in the Chinese auto industry.

•	Engineering Plastic

•	MOAMIOLY: a wear-resistant form of engineering plastic. These products are primarily used for the engine hood, intake manifold, and bearings. 7 of these products have been certified for use in the Chinese auto industry.

•	Alloy Plastic

•	BRBSPCL: a form of alloy plastic. These products are used primarily for the rearview mirror, grille, automotive electronics and other components. The products can also be used in computers, plasma TVs, mobile phones and other electronic and electrical consumer products. 7 of these products have been certified for use in the Chinese auto industry.

•	Environment-friendly Modified Plastic

•	POLGBSMR: an environment-friendly form of modified plastic, is used in automobiles with environmental standard requirements. 4 of these products have been certified for use in the Chinese auto industry.

•	Modified Plastic for Special Engineering
PEEK: a special engineering form of modified plastics that can be used in communication and transportation, electronic and electric appliance, machinery, medical equipment and analytical equipment. Xinda is developing products in this field based on the years’research findings. However, none of these products has been certified for use in the auto industry.

         Physical Plant and Production

        Our executive offices and production facilities are located in the Harbin Development Zone in the City of Harbin, which is the provincial capital of Heilongjiang Province in northeast China. Our facility has a total usable area of 7,359 square meters (79,212 square feet). The facility includes six buildings with one office building attached by one workshop, one workshop, one storage room, one transformer station, and two guard rooms, with a usable area of 7,359 square meters (79,212 square feet). All the company’s properties are insured by China Pacific Property Insurances Co., Ltd.

        The land on which our facility is located measures 14,715 square meters (158,391 square feet). The land use right was issued to Xinda by the City of Harbin. The right will expire in 2053. Compliance with Chinese environmental regulations currently cost us 30,000 RMB ($4,392) annually. However during 2008 we are engaged in a ground remediation project to comply with new regulations. The cost of the project in 2008 will be 10,180,000 RMB ($1.5 million). As a result of the new regulations, our annual environmental compliance cost is expected to increase to 1,018,000 RMB ($150,000).

        The process of manufacturing modified plastic consists of modifying a standard plastic (polypropylene, ABS, PA6, PA66, etc.) by adding various agents and additives that will alter the physical and/or functional characteristics of the plastic. Catalysts are added that facilitate the desired chemical reactions, all of which occurs in a specially designed equipment. The resulting plastics are then extracted from the equipment by an extraction technique that is proprietary to Xinda. Further processing may involve additional blending, extrusion, cooling and cutting, homogenizing and packing, as needed to meet the customer’s requirements.

         In addition to its unique extraction technology, Xinda has developed its own techniques and equipment for many of the steps in the production process. Among the aspects of production for which Xinda has proprietary technology are product formulae, a technique for combining extruder screws, and certain stuffing techniques. With these unique formulas and techniques, our products can satisfy often clients’ standard requirements at a lower cost than competitive products.

        Our facilities have been certified under the following international qualifications criteria: ISO9001: 2000 quality management system certification and ISO/TS16949: 2002 international auto parts industry quality systems certification. The government of China has designated Xinda as a National Torch Project and a National Spark Plan Project, and has given Xinda the “Most Valuable High Tech in China” award. Xinda is an executive member of the Council of the Chinese Automobile Parts Association, a member of the Chinese Modified Plastics Professional Committee, and a member of the Chinese Plastics Engineering Committee.

Asset Purchase Agreement

        With the acceleration of the localization of China auto parts industry and the rapid increase of sales of special modified plastics for automobiles, it is estimated that the demand of special modified plastics for automobiles will increase from 0.728 million tons in 2006 to 1.20 million tons in 2010. Because of this, Xinda’s production capacity of automotive special modified plastics cannot meet with customers’ increasing order demand, and Xinda decides to achieve 0.1 million tons of special modified plastics for automobiles by 2010 through the form of acquiring all Xinda High-tech’s assets which is used to produce modified plastics for automobiles. Xinda and Xinda High-tech entered into an Assets Purchase Agreement on September 20, 2008.

        Pursuant to the Assets Purchase Agreement, Xinda will purchase 6 buildings including office building, 19 full automatic production lines and related lands and subsidiary facilities. Xinda High-tech sold all facilities to Xinda at the price of 240 million RMB ($35 million). Xinda will pay all funds before the end of September, 2009.

         Raw Materials

        The principal raw materials used for the production of the Company’s products are plastic resins such as polypropylene, ABS and nylon. Nearly 60% of these raw materials come from overseas petrochemical enterprises, and 40% from domestic petrochemical enterprises. All of our contracts for raw materials are one-year renewable contracts.

•	Polypropylene is a chemical compound manufactured from petroleum.
•	Acrylonitrile Butadiene Styrene (ABS), is a common thermoplastic used to make light, rigid, molded products such as automotive body parts and wheel covers.
•	Nylon is a thermoplastic silky material.

        Currently we have adequate access to these raw materials by dealing with major suppliers in the industry. Xinda has one-year renewable contracts with each of suppliers. Because the raw materials are mostly petroleum products, the rise of oil price will directly affect the cost for the raw materials. However, in that event, we should be able to pass the cost to our customers by raising the price for our products.

        Because raw materials constitute a substantial part of the cost of our products, we seek to reduce the cost of raw materials by dealing with two major suppliers: Dalian Free Trade Zone Mankeri International Trade Co., Ltd. (“Mankeri”), and Dalian Lanhai International Trade Co., Ltd. During the nine months ended on September 30, 2008, Xinda purchased approximately 70% of its raw materials from Mankeri and 20% from Dalian Lanhai International Trade Co., Ltd. In 2007 we purchased 86% of our raw materials from Mankeri, and 80% in 2006. By dealing with these major suppliers, Xinda obtains reduced prices for raw materials, and thus reduces the cost of our products. If we were unable to purchase from Mankeri, we would still have adequate sources of raw materials from other petrochemical dealers, but the cost would increase by 1-2%.

         Intellectual Property

        Our Research Institute, Xinda Macromolecule Material Research Institute,was organized to provide us with ongoing additions to our technology, which represents the key to our competitive success. Our goal is to utilize state-of-the-art methods and equipment to produce plastics of the highest quality that are cost-efficient for our customers. Toward this end, we have staffed the Research Institute with 38 researcher employees, over 90% of whom have advanced degrees or specialized undergraduate training.

        To supplement the efforts of our Research Institute, we have developed cooperative research programs with a number of the leading technology centers in China, including the Changchun Institute of Applied Chemistry of the Chinese Academy of Science, the Beijing Chemical Engineering Institute, the Harbin Institute of Technology, the Northeast Forestry University, Jilin University, and the Korea HEP Institute. Besides providing specialized research and development skills, these relationships help us to formulate cutting edge research programs aimed at addressing developing issues in plastics engineering.

        All our significant research and development activities are overseen by the members of our Scientific Advisory Board, which we have assembled from among the leaders in China’s chemical engineering industry. Currently, the members of the Scientific Advisory Board are:

•	Jin Yong: The member of the Chinese Academy of Engineering, director of the Research Institute of Chemical Engineering Science and Technology at Tsinghua University.

•	Wu Zhongwen: Director of the Research Institute of Special Plastics Engineering of Jilin University.

•	Zheng Kai: Secretary General of China's Plastics Engineering Industry Association.

•	Huang Yudong: Dean of the Chemical Engineering Department at Harbin Industrial University

•	Li Bin: Dean of the Science Department at Eastern Forest Industry University.

•	Xing Yuqing: Director of the Teaching and Research Section of the Chemical Engineering Department at Harbin Industrial University

•	Jiang Zhenhua: Director of the Engineering Research Center of the Special Plastics Engineering Education Department of Jilin University

        As a result of our collection of academic and technological expertise, we have a portfolio of 10 patents for which we have applications pending in China.

No.	Patent Name	Patent Application No.	Application Date and Status
1	Measures for efficient recycling and circulating usage of waste and old plastics	200510010540.90	2005.11.15 Pending
2	Special engineering plastics dedicated to military industry products	200510010543.20	2005.11.15 Pending
3	Special materials for wall tubes of polyethylene winding structure of tube inbuilt technology without opening tank lid	200510010541.30	2005.11.15 Pending
4	Stuffing master batch material dedicated to polypropylene resin	200510010542.80	2005.11.15 Pending
5	Special materials for air inflow manifold of automobile engine	200710072563.10	2007.7.25 Pending
6	High-lustre low shrinkage ratio nano polypropylene modified compound and its manufacturing methods	200510010539.60	2005.11.15 Pending
7	Strengthened toughened aging resistant polypropylene/nano calcium carbonate compound material and its manufacturing methods	200510010538.10	2005.11.15 Pending
8	Green inflaming-retardant ABS alloy	200610009836.30	2006.03.21 Pending
9	Compound nano special materials dedicated to automobile bumper	200510010066.x	2005.06.06 Pending
10	High-performance special polypropylene materials dedicated to automobile	200610009837.80	2006.3.21 Pending

         Trademark

        We own the trademarks for our graphic logo and Chinese characters of (“Xinda”), which we use in packaging our products and marketing ourselves. Currently the two trademarks are under the application for Company’s name change due to the change of our name from Harbin Xinda Macromolecule Material Inc. to Harbin Xinda Macromolecule Material Co., Ltd.

         Marketing

        Currently Xinda’s sales network covers the northeastern and eastern regions of China. Xinda has two sales branches: one in Changchun City where the largest portion of the automobile manufacturing industry in China is located, and the other in Ningbo City in the eastern part of China where the second largest portion of such industry known as Shanghai Region is located. Xinda has a sales team of 18 persons, each with more than three years of sales experiences. In 2007, 93% of our sales were derived from the northeastern market, with continuing expansion into the northern and eastern regions of China.

        Xinda sells directly to its customers or indirectly through sales agents. Xinda rates potential customers based on its Customer Estimation Management System. For those customers who can make payment within our collection period, Xinda sells products directly to them, and provides full after-sale services. These customers are usually the major automobile manufacturers who have certified our products. For potential customers who may not be able to make payment within our collection period, we assign a local sales agent to market to them.

        We enter into Sales Agency Agreements with local agents in areas where large automobile manufacturers are located. The sales agents are responsible for developing the markets for our products and collecting payments from our customers. In distributing our products during the agency period, the agents are required to use Xinda’s product certificate, brand and package standards set by us. They must also reimburse us the amount of payment that the customers fail to make within our collection period. After the termination of the agency relationship, the customers developed by the agents are proprietary to Xinda.

        During the past three years, the Company has sold most of its products in the three northeastern provinces of China: Heilongjiang, Jilin, and Liaoning. We expect to develop more customers in the cities and provinces located in the Eastern part of China, such as Shanghai and Zhejiang Province.

        No single customer accounted for more than 10% of our sales during the nine months ended on September 30, 2008, or during 2007 or 2006.

         Competition

        Currently Xinda’s primary Chinese competitor in the automobile industry is a large industrial company named “Guangzhou Kingfa Science & Technology Co., Ltd. (“Guangzhou Kingfa”). Guangzhou Kingfa entered the market in 2006 and its facilities with a manufacturing capacity of 100,000 tons are under construction. Guangzhou Kingfa has much larger financial resources than Xinda. Currently, however, it has fewer certified products and sells less modified plastic to the automobile industry than Xinda.

        The Chinese auto market is dominated, however, by modified plastic manufactured overseas or in factories controlled by foreign companies. Almost 60% of the modified plastic used in Chinese automobiles is manufactured by non-Chinese fabricators, primarily manufacturers from Germany, the Netherlands and Japan. Although Xinda and its Chinese competitors compare very favourably with these foreign competitors in terms of price, service and delivery times, the lack of production capacity in the Chinese modified plastics industry has allowed the foreign competition to remain dominant in that industry.

         Employees

        Xinda’s operations are organized into seven operational departments such as technologies, sales, supply, R&D and finance. There are currently 296 full-time employees, including 94 in manufacturing, 38 in R&D, 32 in management, 13 in financial department, 18 in sales, purchasing and marketing and 132 in other departments.

         Risk Factors

        You should carefully consider the risks described below before buying our common stock. If any of the risks described below were realized, that event could cause the trading price of our common stock to decline, and you could lose all or part of your investment.

Risks related to doing business in China

Our business operations are conducted entirely in China. Because China’s economy and its laws, regulations and policies are different from those typically found in the west and are continually changing, we will face risks including those summarized below.

China is a developing nation governed by a one-party government and may be more susceptible to political, economic, and social upheaval than other nations.

China is a developing country governed by a one-party government. China is also a country with an extremely large population, widening income gaps between rich and poor and between urban and rural residents, minority ethnic and religious populations, and growing access to information about the different social, economic, and political systems to be found in other countries. China has also experienced extremely rapid economic growth over the last decade, and its legal and regulatory systems have changed rapidly to accommodate this growth. These conditions make China unique and may make it susceptible to major structural changes. Such changes could include a reversal of China’s movement to encourage private economic activity, labor disruptions or other organized protests, nationalization of private businesses, internal conflicts between the police or military and the citizenry, and international political or military conflict. If any of these events were to occur, it could shut down China’s economy and cause us to temporarily or permanently cease operations.

The PRC’s laws, regulations and policies, and changes to them, may limit our ability to operate profitably or prevent us from operating at all.

Our stores and distribution centers, as well as our suppliers and the agricultural producers on whom they depend, are located in China. The PRC government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy, including the production, distribution and sale of our merchandise. In particular, we are subject to regulation by local and national branches of the Ministries of Commerce and Transportation, as well as the General Administration of Quality Supervision, the State Administration of Foreign Exchange, and other regulatory bodies. In order to operate under PRC law, we require valid licenses, certificates and permits, which must be renewed from time to time. If we were to fail to obtain the necessary renewals for any reason, including sudden or unexplained changes in local regulatory practice, we could be required to shut down all or part of our operations temporarily or permanently.

Our ability to operate in China may be harmed by changes in its laws and regulations, including those relating to agriculture, taxation, land use rights and other matters. Such changes could be made at the national or local level and in the form of: farm subsidies; corporate tax rates; employee benefits; leaseholder or land-use rights; enforceability of contracts; intellectual property; or retail pricing. The effects of such changes on our business cannot be predicted but could be significant.

All of our assets are located in China. So any dividends or proceeds from liquidation are subject to the approval of the relevant Chinese government agencies.

        Our assets are located inside China. Under the laws governing FIEs in China, dividend distribution and liquidation are allowed but subject to special procedures under the relevant laws and rules. Any dividend payment will be subject to the decision of the board of directors and subject to foreign exchange rules governing such repatriation. Any liquidation is subject to both the relevant government agency’s approval and supervision as well the foreign exchange control. This may generate additional risk for our investors in case of dividend payment or liquidation.

Because our funds are held in banks which do not provide insurance, the failure of any bank in which we deposit our funds could affect our ability to continue in business.

Banks and other financial institutions in the People’s Republic of China do not provide insurance for funds held on deposit. As a result, in the event of a bank failure, we may not have access to funds on deposit. Depending upon the amount of money we maintain in a bank that fails, our inability to have access to our cash could impair our operations, and, if we are not able to access funds to pay our suppliers, employees and other creditors, we may be unable to continue in business.

Anti-inflation measures may be ineffective or harm our ability to do business in China.

In recent years, the PRC government has instituted anti-inflationary measures to curb the risk of an overheated economy characterized by debilitating inflation. These measures have included devaluations of the renminbi, restrictions on the availability of domestic credit, and limited re-centralization of the approval process for some international transactions. These austerity measures may not succeed in slowing down the economy’s excessive expansion or control inflation, or they may slow the economy below a healthy growth rate and lead to economic stagnation or recession; in the worst-case scenario, the measures could slow the economy without curbing inflation. The PRC government could adopt additional measures to further combat inflation, including the establishment of price freezes or moratoriums certain projects or transactions. Such measures could harm the economy generally and hurt our business by limiting the income of our customers available to purchase our merchandise, by forcing us to lower our profit margins, and by limiting our ability to obtain credit or other financing to pursue our expansion plans or maintain our business.

Governmental control of currency conversions may affect the value of your investment.

All of our revenue is earned in renminbi, and any future restrictions on currency conversions may limit our ability to use revenue generated in renminbi to make dividend or other payments in U.S. dollars. Although the PRC government introduced regulations in 1996 to allow greater convertibility of the renminbi for current account transactions, significant restrictions still remain, including primarily the restriction that foreign-invested enterprises like us may buy, sell or remit foreign currencies only after providing valid commercial documents at a PRC banks specifically authorized to conduct foreign-exchange business.

In addition, conversion of renminbi for capital account items, including direct investment and loans, is subject to governmental approval in the PRC, and companies are required to open and maintain separate foreign-exchange accounts for capital account items. There is no guarantee that PRC regulatory authorities will not impose additional restrictions on the convertibility of the renminbi. Such restrictions could prevent us from distributing dividends and thereby reduce the value of our stock.

The fluctuation of the exchange rate of the renminbi against the dollar could reduce the value of your investment.

The value of our common stock will be affected by the foreign exchange rate between U.S. dollars and renminbi. For example, to the extent that we need to convert U.S. dollars we receive from an offering of our securities into renminbi for our operations, appreciation of the renminbi against the U.S. Dollar could reduce the value in renminbi of our funds. Conversely, if we decide to convert our renminbi into U.S. dollars for the purpose of declaring dividends on our common stock or for other business purposes and the U.S. dollar appreciates against the renminbi, the U.S. dollar equivalent of our earnings from The Company, our subsidiary in China, would be reduced. In addition, the depreciation of significant U.S. Dollar-denominated assets could result in a charge to our income statement and a reduction in the value of these assets.

On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the renminbi to the U.S. Dollar. Under the new policy, the renminbi is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. This change in policy has resulted in an appreciation of the renminbi against the U.S. dollar of approximately 12% as of the date of this report. While the international reaction to the renminbi revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further andmoresignificant appreciation of the renminbi against the U.S. Dollar.

We receive all of our revenues in renminbi. The PRC government imposes controls on the convertibility of renminbi into foreign currencies and, in certain cases, the remittance of currency out of the China. Shortages in the availability of foreign currency may restrict our ability to remit sufficient foreign currency to pay dividends, or otherwise satisfy foreign currency denominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange (“SAFE”) by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where renminbi are to be converted into foreign currency and remitted out of the PRC to pay capital expenses, such as the repayment of bank loans denominated in foreign currencies.

The PRC government could also restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents us from obtaining sufficient foreign currency to satisfy our currency demands, we may not be able to pay certain expenses as they come due.

Recently-modified SAFE regulations may restrict our ability to remit profits out of China as dividends.

SAFE Regulations regarding offshore financing activities by PRC residents have recently undergone a number of changes which may increase the administrative burdens we face. The failure of our stockholders who are PRC residents to make any required applications and filings pursuant to these regulations may prevent us from being able to distribute profits and could expose us and our PRC-resident stockholders to liability under PRC law.

SAFE issued a public notice (the “October Notice”), effective as of November 1, 2005, and implementation rules in May 2007, which require registration with SAFE by the PRC-resident stockholders of any foreign holding company of a PRC entity. These regulations apply to our stockholders who are PRC residents. In the absence of such registration, the PRC entity cannot remit any of its profits out of the PRC as dividends or otherwise.

In the event that our PRC-resident stockholders have not followed the procedures required under the October Notice and its implementation rules, we could lose the ability to remit monies outside of the PRC and would therefore be unable to pay dividends or make other distributions, and we could face liability for evasion of foreign-exchange regulations. Such consequences could affect our good standing under PRC regulations and our ability to operate in the PRC, and could therefore diminish the value of your investment.

China’s legal and judicial system may not adequately protect our business and operations and the rights of foreign investors.

China’s legal and judicial system may negatively impact foreign investors. In 1982, the National People’s Congress amended the Constitution of China to authorize foreign investment and guarantee the “lawful rights and interests” of foreign investors in the China. However, the China’s system of laws is not yet comprehensive. The legal and judicial systems in the China are still rudimentary, and enforcement of existing laws is inconsistent. Many judges in the China lack the depth of legal training and experience that would be expected of a judge in a more developed country. Because the China judiciary is relatively inexperienced in enforcing the laws that do exist, anticipation of judicial decision-making is more uncertain than would be expected in a more developed country. It may be impossible to obtain swift and equitable enforcement of laws that do exist, or to obtain enforcement of the judgment of one court by a court of another jurisdiction. The China’s legal system is based on civil law, or written statutes; a decision by one judge does not set a legal precedent that must be followed by judges in other cases. In addition, the interpretation of Chinese laws may vary to reflect domestic political changes.

As a matter of substantive law, the foreign-invested enterprise laws provide significant protection from government interference. In addition, these laws guarantee the full enjoyment of the benefits of corporate articles and contracts to foreign-invested enterprise participants. These laws, however, do impose standards concerning corporate formation and governance, which are qualitatively different from the general corporation laws of the United States. Similarly, the PRC accounting laws mandate accounting practices that are not consistent with U.S. generally accepted accounting principles. PRC accounting laws require that an annual “statutory audit” be performed in accordance with PRC accounting standards and that the books of account of foreign-invested enterprises are maintained in accordance with Chinese accounting laws. Article 14 of the PRC Wholly Foreign-Owned Enterprise Law requires a wholly foreign-owned enterprise to submit certain periodic fiscal reports and statements to designated financial and tax authorities, at the risk of business license revocation. Our subsidiary, Harbin Xinda Macromolecule Material Co, Ltd., is a wholly foreign-owned enterprise and is subject to these regulations.

As a matter of enforcement, although the enforcement of substantive rights may appear less clear than in the U.S., foreign-invested enterprises and wholly foreign-owned enterprises are PRC-registered companies, which enjoy the same status as other PRC-registered companies in business-to-business dispute resolution. Because the Articles of Association of the Company do not specify a method for the resolution of business disputes, the Company and other parties involved in any business dispute are free to proceed either in the Chinese courts or, if they are in agreement, through arbitration. Under PRC law, any award rendered by an arbitration tribunal is enforceable in accordance with the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. Therefore, PRC laws relating to business-to-business dispute resolution should not work to the disadvantage of foreign-invested enterprises such as the Company.

However, the PRC laws and regulations governing our current business operations are sometimes vague and uncertain. There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including but not limited to the laws and regulations governing our business and the enforcement and performance of our arrangements with suppliers in the event of the imposition of statutory liens, death, bankruptcy and criminal proceedings. We and any future subsidiaries are considered foreign persons or foreign-invested enterprises under PRC laws, and as a result, we are required to comply with PRC laws and regulations. These laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness of newly enacted laws, regulations or amendments may be delayed, resulting in detrimental reliance by foreign investors. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our business.

In addition, some of our present and future executive officers and directors, most notably Mr. Jie Han, may be residents of the PRC and not of the United States, and substantially all the assets of these persons are located outside the United States. As a result, it could be difficult for investors to effect service of process in the United States, or to enforce a judgment obtained in the United States against us or any of these persons.

Risks related to our business

Our limited operating history makes it difficult to evaluate our future prospects and results of operations.

We have a limited operating history. Accordingly, you should consider our future prospects in light of the risks and uncertainties experienced by early-stage companies in evolving markets such as China. Some of these risks and uncertainties relate to our ability to:

•	offer new products to attract and retain a larger customer base;
•	increase awareness of our brand and continue to develop customer loyalty;
•	respond to competitive market conditions;
•	respond to changes in our regulatory environment;
•	manage risks associated with intellectual property rights;
•	maintain effective control of our costs and expenses;
•	raise sufficient capital to sustain and expand our business; and
•	attract, retain and motivate qualified personnel

Because we are a relatively new company, we may not be experienced enough to address all the risks in our business or in our expansion. If we are unsuccessful in addressing any of these risks and uncertainties, our business may be materially and adversely affected.

We expect to incur costs related to our planned expansion and growth into new plants and ventures which may not prove to be profitable. Moreover, any delays in our expansion plans could cause our profits to decline and jeopardize our business.

We anticipate that our proposed expansion of our plants may include the construction of new or additional facilities. Our cost estimates and projected completion dates for construction of new production facilities may change significantly as the projects progress. In addition, our projects will entail significant construction risks, including shortages of materials or skilled labor, unforeseen environmental or engineering problems, weather interferences and unanticipated cost increases, any of which could have a material adverse effect on the projects and could delay their scheduled openings. A delay in scheduled openings will delay our receipt of increased sales revenues, which, when coupled with the increased costs and expenses of our expansion, could cause a decline in our profits.

Our plans to finance, develop, and expand our facilities will be subject to the many risks inherent in the rapid expansion of a high growth business enterprise, including unanticipated design, construction, regulatory and operating problems, and the significant risks commonly associated with implementing a marketing strategy in changing and expanding markets. These projects may not become operational within their estimated time frames and budgets as projected at the time the Company enters into a particular agreement, or at all. In addition, the Company may develop projects as joint ventures in an effort to reduce its financial commitment to individual projects. The significant expenditures required to expand our production plants may not ultimately result in increased profits.

Our business and operations are growing rapid. If we fail to effectively manage our operation, our business and operating results could be harmed.

        To date we have experienced, and continue to experience, rapid growth in our operations. This has placed, and will continue to place, significant demands on our management, and on our operational and financial infrastructure. If we do not effectively manage our operations, the quality of our products and services will suffer, which would negatively affect our operating results. If the necessary funding can be obtained, we will be able to improve our operational, financial and management controls and our reporting systems and procedures. The complexity of this undertaking means that we are likely to face many challenges, some of which are not yet foreseeable. Problems may occur with our raw material acquisition, with the roll-out of efficient manufacturing processes, and with our ability to sell our products to our customers. If we are not able to obtain the necessary funding and operate efficiently, our business plan may fall short of its goals, and our ability to manage our growth could be hurt.

The capital investments that we plan may result in dilution of the equity of our present shareholders.

        We have entered into an Asset Purchase Agreement that contemplates that we will pay approximately $35 million to acquire additional production assets, in order to increase our production capacity from 40,000 tons to 100,000 tons. We intend to raise a large portion of the necessary funds by selling equity in our company. At present we have no commitment from any source for those funds. We cannot determine, therefore, the terms on which we will be able to raise the necessary funds. It is possible that we will be required to dilute the value of our current shareholders’ equity in order to obtain the funds. If, however, we are unable to raise the necessary funds, our growth will be limited, as will our ability to compete effectively.

We operate in a highly competitive marketplace, which could adversely affect our sales and financial condition.

        We compete on the basis of quality, price, product availability and security of supply, product development and customer service. Some competitors are larger than us in certain markets and may have greater financial resources that allow them to be in a better position to withstand changes in the industry. Our competitors may introduce new products based on more competitive alternative technologies that may be causing us to lose customers which would result in a decline in our sales volume and earnings. Our customers demand high quality and low cost products and services. The cost and availability of energy and strategic raw materials may continue to deteriorate domestically while improving in the international market, thus advantaging our foreign competition. Any such change in the global market could adversely impact the demand for our products. Competition could cause us to lose market share and certain lines of business, or increase expenditures or reduce pricing, each of which would have an adverse effect on our results of operations, cash flows and financial condition.

Related party transactions may pose risks to our inventory.

Currently the Company has an Asset Purchase Agreement with Mr. Han’s, the Company’s Chairman and CEO, wife to acquire certain production assets at below historical cost value. There may be occasions in which additional related party transactions may take place. Even the Company will do its utmost to minimize such transactions and conduct such transactions in the best interest of its public shareholders, there may exist serious conflict of interest and damage to the public shareholders. Such conflict of interest and potential harm to public shareholders and investors’ interest may negatively impact on the value of the Company.

An inability to protect our intellectual property rights could reduce the value of our products, services and brand.

        Our unique technologies and techniques are important assets for us. We have applied to the Chinese government for intellectual property right protection for some of the technologies that we own. However, this legal effort may sometimes not be sufficient or effective, due to the lack of effective legal enforcement in China. Any significant impairment of our intellectual property rights could harm our business or our ability to compete. In addition, since protection of our intellectual property rights is costly and time consuming, any unauthorized use of our to-be-patented technologies could increase our cost of business and eventually harm our operating results. Moreover, since we only registered intellectual property rights for our technologies in China, our technologies may not be well protected in other countries in which our products may be sold in the future.

An increase in raw material prices could increase Xinda’s costs and decrease its profits.

        Changes in the cost of raw materials could significantly affect Xinda’s business. Since cost for raw materials constitute a substantial part of our product price, increase in the cost of raw materials will decrease our profit margin. Although we may offset such deduction of our profit by increasing the price for our products, unforeseeable events in the market may occur to prevent the effectiveness of this method. We also rely on one major supplier to provide such raw materials. Failure to maintain business relationship with this one major supplier may make the raw materials inaccessible, and thus hurt our operation result.

        Our performance and planned growth depend on raw material supply and related costs .

We rely on Mr. Jie Han, Our Chairman and Chief Executive Officer, for the management of our business, and the loss of his services could significantly harm our business and prospects.

        We depend, to a large extent, on the abilities and participation of our current management team, but have a particular reliance upon Mr. Jie Han, our Chairman and Chief Executive Officer and President, for the direction of our business. The loss of the services of Mr. Han for any reason could have a material adverse effect on our business and prospects. We cannot assure you that the services of Mr. Han will continue to be available to us, or that we will be able to find a suitable replacement for Mr. Han. We have entered into an employment contract with Mr. Han, but that agreement does not guarantee Mr. Han’s continuing to manage the Company. We do not have key man insurance on Mr. Han, and if he were to die and we were unable to replace him for a prolonged period of time, we could be unable to carry out our long-term business plan, and our future prospects for growth, and our business, could be harmed.

Difficulties with hiring, employee training and other labor issues could disrupt our operations.

We may not be able to successfully hire and train new team members or integrate those team members into the programs and policies of the Company. Any such difficulties would reduce our operating efficiency and increase our costs of operations.

Increased environmental regulation in China could increase our costs of operation.

        Certain processes utilized in the production of modified plastics result in toxic by-products. To date, the Chinese government has imposed only limited regulation on the production of these by-products, and enforcement of the regulations has been sparse. Recently, however, there is a substantial increase in focus on the Chinese environment, which has inspired considerable new regulation. Because Xinda plans to export plastics to the U.S. and Europe in coming years, Xinda has developed sufficient safeguards in its manufacturing processes to assure compliance with the environmental regulations imposed by European and U.S regulators. This compliance regimen brings us into compliance with all Chinese environmental regulations. Additional regulation, however, could increase our cost of doing business, which would impair our profitability.

We may have difficulty establishing adequate management and financial controls in China.

        The People’s Republic of China has only recently begun to adopt the management and financial reporting concepts and practices that investors in the United States are familiar with. We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company. If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

We may incur significant costs to ensure compliance with U.S. corporate governance and accounting requirements.

        We may incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley, and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to increase our legal and financial compliance costs and to make some activities more time-consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors, on committees of our board of directors or as executive officers.

        As a public company, we are required to comply with rules and regulations of the SEC, including expanded disclosure, accelerated reporting requirements and more complex accounting rules. This will continue to require additional cost management resources. We will need to continue to implement additional finance and accounting systems, procedures and controls as we grow to satisfy these reporting requirements. In addition, we may need to hire additional legal and accounting staff with appropriate experience and technical knowledge, and we cannot assure you that if additional staffing is necessary that we will be able to do so in a timely fashion. If we are unable to complete the required annual assessment as to the adequacy of our internal reporting or if our independent registered public accounting firm is unable to provide us with a qualified report as to the effectiveness of our internal controls over financial reporting in the future, we could incur significant costs to become compliant.

We rely on highly skilled personnel and, if we are unable to retain or motivate key personnel or hire qualified personnel, we may not be able to grow effectively.

        Our performance largely depends on the talents and efforts of highly skilled individuals. Our future success depends on our continuing ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization. Our continued ability to compete effectively depends on our ability to attract new technology developers and to retain and motivate our existing contractors.

We have limited business insurance coverage.

        The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

The Company is not likely to hold annual shareholder meetings in the next few years.

        Management does not expect to hold annual meetings of shareholders in the next few years, due to the expense involved. The current members of the Board of Directors were appointed to that position by the previous directors. If other directors are added to the Board in the future, it is likely that the current directors will appoint them. As a result, the shareholders of the Company will have no effective means of exercising control over the operations of the Company.

Risks related to an investment in our common stock

Our Chief Executive Officer has a large degree of control on us through his position and stock ownership and his interests may differ from other stockholders.

Our Chief Executive Officer, Mr. Jie Han has option on XD’s shares. As a result, Mr. Han will be able to influence the outcome of stockholder votes on various matters, including the election of directors and extraordinary corporate transactions such as business combinations. Mr. Han’s interests may differ from that of other stockholders.

Risks related to Series B Preferred Stock.

There are now 1,000,000 Series B Preferred Stock issued to XD with 40% of the total voting power of the Company’s common stock put together and other consent rights on mergers and acquisitions, significant acquisition or disposition of assets and change of control, among others. This gives XD significant voting power. Such voting power may enable XD to block actions that may benefit the common stockholders thus reduce the value of their holdings.

We do not intend to pay cash dividends in the foreseeable future.

We currently intend to retain all future earnings for use in the operation and expansion of our business. We do not intend to pay any cash dividends in the foreseeable future but will review this policy as circumstances dictate. Should we decide in the future to do so, as a holding company, our ability to pay dividends and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries based in the PRC. Our operating subsidiaries, from time to time, may be subject to restrictions on its ability to make distributions to us, including restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions. See “Risks related to doing business in the People’s Republic of China” above.

There is currently a very limited trading market for our common stock.

Because we were formerly a shell company, our bid and ask quotations have not regularly appeared on the OTC Bulletin Board for any extended period of time. There is a limited trading market for our common stock and our common stock may never be included for trading on any stock exchange or through any other quotation system, including the NASDAQ Stock Market. You may not be able to sell your shares due to the absence of an established trading market.

Our common stock is subject to the Penny Stock Regulations.

Our common stock is, and will continue to be subject to the SEC’s “penny stock” rules to the extent that the price remains less than $5.00. Those rules, which require delivery of a schedule explaining the penny stock market and the associated risks before any sale, may further limit your ability to sell your shares.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their common stock in the secondary market.

Our common stock is illiquid and subject to price volatility unrelated to our operations.

The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting our competitors or us. In addition, the stock market is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

A large number of shares of common stock will be issuable for future sale which will dilute the ownership percentage of our current holders of common stock. The availability for public resale of those shares may depress our stock price.

Also as a result, there will be a significant number of new shares of common stock on the market in addition to the current public float. Sales of substantial amounts of common stock, or the perception that such sales could occur, and the existence of warrants to purchase shares of common stock at prices that may be below the then current market price of the common stock, could adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities.

Enforcement against us or our directors and officers may be difficult.

Because our principal assets are located outside of the U.S. and some or all our directors and officers, both present and future, reside outside of the U.S., it may be difficult for you to enforce your rights based on U.S. federal securities laws against us and our officers and some directors or to enforce a U.S. court judgment against us or them in the PRC.

In addition, our operating company is located in the PRC and substantially all of its assets are located outside of the U.S. It may therefore be difficult for investors in the U.S. to enforce their legal rights based on the civil liability provisions of the U.S. Federal securities laws against us in the courts of either the U.S. or the PRC and, even if civil judgments are obtained in U.S. courts, to enforce such judgments in PRC courts. Further, it is unclear if extradition treaties now in effect between the U.S. and the PRC would permit effective enforcement against us or our officers and directors of criminal penalties under the U.S. Federal securities laws or otherwise.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

We were originally incorporated as NB Payphones Ltd. under the laws of the state of Pennsylvania on November 16, 1999. On December 27, 2005, we migrated our state of organization to the state of Nevada and effective March 23, 2006, our name changed to NB Telecom, Inc.

On December 24, 2008, we acquired all of the outstanding capital stock of Favor Sea Limited, a British Virgin Islands corporation, through China XD Plastics Company Limited, a Nevada corporation (the “Merger Sub”) wholly owned by the Company. Favor Sea Limited is a holding company whose only asset, held through a subsidiary, is 100% of the registered capital of Harbin Xinda Macromolecule Material Co., Ltd. (“Xinda”).

Xinda is a manufacturer and developer of modified plastics. We believe that Xinda is one of the primary automotive plastics manufacturers in the PRC, developing and producing made-to-order modified plastics and providing after-sales services to such automotive brands as Audi, Red Flag, VW Gulf, and Mazda6. Founded in September 2004, we currently operate 31 manufacturing lines with a total production capacity of up to 100,000 tons.

Results of Operations

The following table sets forth information from our statements of operations for the years ended December 31, 2007 and 2006 and the nine months ended September 30, 2008 and 2007, in dollars and as a percentage of sales:

	Nine Months Ended September 30,		The Year Ended December 31,
	2008	2007	2007	2006

Net sales	$55,802,003	$20,098,712	$34,177,415	$13,415,434
Cost of sales	41,880,768	15,925,484	$27,829,973	$10,604,429
Gross profit	13,921,235	4,173,228	$6,347,442	$2,811,005
Operating expenses	1,901,830	321,310	$724,935	$557,845
Operating income	12,019,405	3,851,918	$5,622,507	$2,253,160
Other income	25,665	6,598	$(197,252)	$25,999
Interest expense	481,875	117,939	$152,684	$95,854
Net income	11,437,903	3,668,432	$5,272,570	$2,183,375
Comprehensive income	12,468,983	3,905,631	$5,755,502	$2,279,284

Nine Months Ended September 30, 2008 compared to Nine Months Ended September 30, 2007

Net sales

During the nine months ended September 30, 2008 we had net sales of $ 55,802,003 as compared to net sales of $20,098,712 during the nine months ended September 30, 2007, an increase of $35,703,291, or 178%. The increase was largely a result of our increased and expanded sale to the existing and new customers in 2008.

Cost of sales & gross margin

During the nine months ended September 30, 2008, our cost of sales was $41,880,768, as compared to cost of sales of $15,925,484 during the nine months ended September 30, 2007, an increase of $25,955,284, or 163%. The percentage of our increase in cost of sales was slightly less than that of the increase in sales. As a result, our gross margin increased from 21% during the nine months ended September 30, 2007 as compared to 25% during nine months ended September 30, 2008. The increase in our gross margin was mainly attributed to the decreasing oil price in 2008 so we were able to purchase our raw materials at a lower price.

Operating income and expense

Operating expenses, which consist of selling, general and administrative expenses, and research and development expenses, totaled $1,901,830 during nine months ended September 30, 2008 as compared to $321,310 during the nine months ended September 30, 2007. Selling expenses increased from $29,040 during the nine months ended September 30, 2007 to $241,823 during the nine months ended September 30, 2008. The increase of the selling expenses was in proportion to the increase in overall sales. General and administrative expense increased from $199,831 during the nine months ended September 30, 2007 to $1,102,261 during the nine months ended September 30, 2008. The increase in general and administrative expense was mainly due to increase in our payroll and administrative costs. Research and development expenses increased from $92,439 to $557,746 due to the expansion of the Harbin Xinda Macromolecule Material Research Institute, the subsidiary of the company. Overall, our operating income was $12,019,405 during the nine months ended September 30, 2008, as compared to $3,851,918 during the nine months ended September 30, 2007.

Other income

During the nine months ended September 30, 2008, we had other income of $25,665, as compared with $6,598 during the nine months ended September 30, 2007. The increase in other income was due to the sale of our unused materials in 2008.

Interest expense

Interest expense increased by $363,936 from $117,939 during the nine months ended September 30, 2007 to $481,875 for the same period in 2008. The increase interest expense resulted from the sizable increase in our loans and notes payable during 2008, as we borrowed to fund the rapid growth in our sales and the development of our manufacturing facility.

Net Income

As a result of the factors described above, we had net income of $11,437,903 during the nine months ended September 30, 2008, as compared with $3,668,432 during the nine months ended September 30, 2007. The increase in net income was mainly attributed to our increase in sales.

Comprehensive Income

Our business operates primarily in Chinese Renminbi (“RMB”), but we report our results in U.S. Dollars. The conversion of our accounts from RMB to U.S. Dollars results in translation adjustments. As a result of a currency translation adjustment, our comprehensive income was $12,468,983 during the nine months ended September 30, 2008, as compared with $3,905,631during the nine months ended September 30, 2007. The increase is due to significant currency exchange fluctuation of Chinese RMB to US Dollar for the periods.

Liquidity and Capital Resources

As of September 30, 2008, we had $2,167,016 in cash and cash equivalents, compared to $8,157,419 on September 30, 2007. There was a net decrease in cash and cash equivalent of $5,990,403 for the nine months ended September 30, 2008. The net decrease in cash and cash equivalents for the period was mainly due to the increase in working capital and advance payments made to our suppliers.

Operations

Cash used in operating activities totaled $9,487,060 for the nine months ended September 30, 2008 as compared to $20,830,030 provided by operating activities for the nine months ended September 30, 2007. Decrease in our cash provided by operations is due to our increased account receivable, other receivables, inventory and advances to suppliers, which accounted for $25,561,004 of cash used in operating activities, compared with $672,845 of cash used for the same period of the previous year. As we saw the increased prices of raw materials at the beginning of the year, we paid more to suppliers to secure the supplies.

Investments

Cash used in investing activities was $ 4,993,288 for the nine months ended September 30, 2008 as compared to $6,153,163 for the nine months ended September 30, 2007. Decrease of cash used in investing activities is due to decrease of loan made to related party, which accounted for $6,205,635 of cash used in investing activities for the period in previous year, compared with $110,228 collection of loan for the same period of this year.

Financing

Cash provided by financing activities totaled $16,513,064 for the nine months ended September 30, 2008 as compared to $6,982,124 used in financing activities for the nine months ended September 30, 2007. Increase in cash provided by financing activities is due to the increased proceeds from short term loan and decrease of payment to bank acceptance note payable, which accounted for $15,893,064 of cash provided by financing activities, compared with $6,982,124 of cash used in the same period of the previous year.

Year Ended December 31, 2007 Compared to Year Ended December 31, 2006

Net sales

During the year ended December 31, 2007, we had net sales of $34.2 million, as compared with net sales of $13.42 million during the year ended December 31, 2006, an increase of approximately $20.8 million, or 155% due to our increased and expanded sale to the existing and new customers in 2007.

Cost of sales & gross margin

During the year ended December 31, 2007, we had cost of sales of $27.8 million, as compared with cost of sales of $10.6 million, an increase of approximately $17.2 million, or 162%, reflecting the increase in net sales. The gross profit rose to $6.3million, or a 125% increase during the year ended December 31, 2007 compared with the year ended December 31, 2006. Our gross margin decreased from 21.0% during the year ended December 31, 2006 to 18.6% during the year ended December 31, 2007. The decrease was mainly attributed to the increase in price of our raw materials.

Operating Expenses

Our operating expenses were $724,935 during the year ended December 31, 2007, compared with $557,845 during the year ended December 31, 2006, an increase of $167,090, or approximately 29.95%. The increase in operating expenses was principally due to the increased depreciation expenses and payroll expenses. Selling expenses increased from $121,403 during the year ended December 31, 2006 to $131,772 during the year ended December 31, 2007, due to our increase in sales. General and administrative expenses increased modestly, from $341,645 during the year ended December 31, 2006 to $403,834 the year ended December 31, 2007, reflecting the increased salary expense and depreciation expense. Research and development expenses were increased during the year ended December 31, 2006 to the year ended December 31, 2007. As a result, our operating income increased to $5,622,507 during the year ended December 31, 2007 from $2,253,160 during the year ended December 31, 2006.

Interest Expense

Interest expense increased $56,830 from $95,854 during the year ended December 31, 2006 to $152,684 for the year ended December 31, 2007. The increase interest expense resulted from the increase in our loans and notes payable during 2007, as we borrowed to fund the rapid growth in our sales and the development of our manufacturing facility.

Net Income

As a result of the factors described above, we had net income of $5,272,570 during the year ended December 31, 2007, compared with $2,183,375 during the year ended December 31, 2006.

Comprehensive Income

As a result of a currency translation adjustment, our comprehensive income was $5,755,502 during the year ended December 31, 2007, compared with $2,279,284 during the year ended December 31, 2006. The change is due to the significant currency exchange fluctuation.

Liquidity and Capital Resources

As of December 31, 2007, we had only $87,455 in cash and cash equivalents, compared to $328,492 on December 31, 2006. There was a net decrease in cash and cash equivalent of $241,037 for the year ended December 31, 2007. The net decrease in cash and cash equivalents for the period was mainly due to the increase in working capital and advance payments made to our suppliers.

Operations

For the year ended December 31, 2007, our operations generated cash in the total amount of $1,914,644, as opposed to $6,217,922 used in operating activities for the year ended December 31, 2006. Increase in our cash liquidity is due to our significant decreased amounts in account receivable, other receivables, restricted and cash, which accounted for only $445,679 of cash used in operating activities, compared with $8,160,567 of cash used for the same period of 2006.

Investments

Cash used in investing activities was $4,249,292 for the year ended December 31, 2007 as compared to only $861,623 for the year ended December 31, 2006. We have invested heavily in purchases of new production equipments, which accounted for all of the cash used in investing activities, compared with only $867,819 for the same period of 2006.

Financing

For the year ended December 31, 2007, we have financed a total amount of $1,890,656 from the bank loans as compared to $7,294,095 provided by financing activities for the year ended December 31, 2006. Decrease in cash provided by financing activities is due to the increased payment to short term loans and decrease of proceeds from bank acceptance note payable.

        Off-Balance Sheet Arrangements

        Neither Favor Sea, HK Engineering Plastics, nor Xinda has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

Executive Compensation

        Information regarding the compensation paid to the executive officers of the Company during the past three fiscal years is set forth in Part III, Item 11 of the Company’s Annual Report on Form 10-K/A (Amendment No. 1), which was filed with the Securities and Exchange Commission on December 17, 2008. None of the individuals who served as officers of the Company during the past three fiscal years will remain an officer or director of the Company after the Share Exchange.

        The table below itemizes the compensation paid to Jie Han by Xinda for services during the three fiscal years since Harbin Xinda was organized. There was no officer of Harbin Xinda whose salary and bonus for services rendered during the year ended December 31, 2008 exceeded $100,000.

	Fiscal Year	Salary	Other Compensation

Jie Han	2008	$87,000	—
Jie Han	2007	0	—
Jie Han	2006	0	—

        Employment Agreements

        All of our officers and directors serve on an at-will basis.

Related Party Transactions

        Jie Han, our Chief Executive Officer, is affiliated with two companies that have engaged in transactions with Xinda during the past two years. Mr. Han has used these two companies as a source of raw materials and equipment financing for Xinda, in order to reduce Xinda’s working capital expenses.

        Harbin Xinda High-Tech Co., Ltd. (“Xinda High-Tech) was founded by incumbent president of Xinda, Mr. Jie Han, in July 2003. Xinda Hegh-Tech is mainly engaged in production of electrical wire and wire harness and transactions of plastic materials. Mr. Jie Han transferred 89.29% shares he held in Xinda High-Tech to his wife Mrs. Limei Sun. However, High-Tech does not manufacture modified plastics in competition with Xinda. Xinda has engaged in transactions with Xinda High-Tech since 2007. The relationship has three aspects: an Asset Purchase Agreement, a lease contract and certain product purchases.

        On September 20, 2008, Xinda signed the Asset Purchase Agreement with Xinda High-Tech that was discussed in the “Business” section of this Report. The Asset Purchase Agreement provides that Xinda will purchase from Xinda High-Tech six buildings, 19 assembly lines, and the related land use right. The buildings were recently built by Xinda High-Tech; the assembly lines were recently purchased by Xinda High-Tech, and have never been used.

        Xinda High-Tech made the purchase for the benefit of Xinda because Xinda High-Tech is eligible to receive low-cost government financing that is not available to Xinda.

        At the beginning of 2008, Mr. Han decided that Xinda should lease the plant and facilities of Xinda High-Tech’s newly-built automotive modified plastics production base. The parties entered into a lease contract for premises located at No. 9, Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, China, with an area of 23,893.53 square meters. The lease term was from May 1, 2008 to April 30, 2011. The lease payment was 2 million RMB per year.

        In September 2008, as a result of the adjustment of Chinese industrial policy, the influence of international financial situation and the credit squeeze policy of the financial institutions, Xinda High-Tech’s lending bank requires Xinda High-Tech to pay all the due loans by the end of 2009. If Xinda High-Tech defaults, the bank will consider foreclosure based on the negotiation results of the parties. Considering Xinda’s overall business interest, Mr. Han decided that Xinda should purchase from Xinda High-Tech all assets related to the production of automotive modified plastics.

        The purchase price paid by Xinda to Xinda High-Tech will be 240 million RMB (currently, USD$35,139,092). Payment of 50 million RMB by Xinda is due at the end of December 2008; the remaining 190 million is due at the end of September 2009. If Xinda is unable to make the payment scheduled for the end of 2008, the parties expect that the due date will be extended. However, Xinda will be responsible for any accumulated interests related to such past due payments. Xina High-Tech also agreed not to engage in the relevant production and sales in competition of Xinda’s major business.

        Xinda High-Tech paid 265 million RMB (USD$38 million) to purchase the equipments and facilities for the production of automotive modified plastics. The purchase price of Xinda is RMB 240 million, which is 10% lower that the assets’ original history cost. By using acquisition to expand production capacity, Xinda has realized its sales plan two years earlier than constructing the plant itself. The acquisition also saves the costs increased by price inflation. Due to the increased value of China’s property and land usage, the assets have great potential of increasing in value.

        From time to time, Xinda and Xinda High-Tech have provided working capital to each other. At the end of June 2008 Xinda owed $82,518 to Xinda High-Tech by reason of such working capital loans. The loans are unsecured and bear no interest. At the end of September 2008, Xinda has paid off all the loans to Xinda High-Tech.

        During the nine months ended September 30, 2008, Xinda purchased raw materials from Xinda High-Tech for a purchase price of $1,063,008. Such raw materials are used to test the new equipments Xinda High-Tech recently purchased. The purchase price represents the cost incurred by Xinda High-Tech for the goods.

        Heilongjiang Xinda Hyundai Engineering Plastics Co, Ltd (Heilongjiang Xinda Hyundai).   Heilongjiang Xinda Hyundai Engineering Plastics Co, Ltd. is a company owned 25% by Hyundai Engineering Plastics Co, Ltd, and 75% by Xinda High-Tech. Since its organization, Heilongjiang Xinda Hyundai has no operations other than the sale of small amounts of raw materials for the plastics. In October of 2008, the Board approved the resolution to liquidate the company. Under this circumstance, Heilongjiang Xinda Hyundai agreed to sell its raw materials to Xinda at their purchase prices. During 2007 Xinda paid $440,554 to Hyundai Engineering Plastics Co, Ltd. for these raw materials, and during the first nine months of 2008 Xinda paid $963,082 to the same company. The purchase prices represent the cost incurred by Hyundai Engineering Plastics Co, Ltd. for the raw materials.

        Other than the aforesaid relationships, none of our officers or directors has engaged in any transaction during the past fiscal year or the current fiscal year that had a transaction value in excess of $60,000.

        For risks associated with the related-party transactions, please see Risk Factors at page 14.

        Description of Securities

        The Board of Directors of the Company is authorized to issue:

•	100,000,000 shares of Common Stock, $.001 par value per share, of which 49,632,222 shares were outstanding before the Merger;
•	10,000,000 shares of Series A Convertible Preferred Stock, of which 1,000,000 shares was issued and will be converted into 38,194,072 shares of the common stock of the Company after the Company conducts an amendment to its charter to increase the authorized shares of the Company’s common stock to allow such conversion after the Merger (the Company will also amend its charter to increase the authorized shares of the preferred stock to 50,000,000); and
•	1,000,000 shares of Series B Preferred Stock which were issued and outstanding during the Merger.

        Common Stock.   Holders of the Company are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders. There is no cumulative voting in the election of directors. Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock out of funds legally available therefor and, in the event of liquidation, dissolution or winding up of the Company, to share rateably in all assets remaining after payment of liabilities. The holders of Common Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments. There are no redemption or sinking fund provisions applicable to the Common Stock.

        Preferred Stock.   The Board of Directors of the Company is authorized to designate the preferred stock in classes, and to determine the rights, privileges and limitations of the shares in each class.

        Series A Convertible Preferred Stockholders of the Company are not entitled to voting rights in any and all matters including the election of directors. Holders of Series A Convertible Preferred Stock are not entitled to receive any such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock of the Company. In the event of liquidation, dissolution or winding up of the Company, holders of Series A Convertible Preferred Stock shall be entitled to share rateably, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Stock and any other series of Preferred Stock ranking junior to the Series A Convertible Preferred Stock, in all assets remaining after payment of liabilities. The holders of Series A Convertible Preferred Stock shall be subject to, upon the successful increase of the total authorized shares of Common Stock of the Company, the automatic conversion of such Series A Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock of the Company at the approximate ratio of one for thirty-nine shares of the Common Stock of the Company so that all 1,000,000 shares of Convertible Series A Preferred Stock shall convert into 38,194,072 shares of Common Stock of the Company.

        Series B Preferred Stockholders of the Company are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders. There is no cumulative voting in the election of directors. The one million shares of Series B Preferred Stock shall have an aggregate voting power of 40% of the combined voting power of the entire Company’s shares, Common Stock and Preferred Stock as long as the Company is in existence. Holders of Series B Preferred Stock are not entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock. In the event of liquidation, dissolution or winding up of the Company, holders of Series B Preferred Stock shall be entitled to share ratably, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Stock and any other series of Series B Preferred Stock ranking junior to the Series B Preferred Stock, in all assets remaining after payment of liabilities. The holders of Preferred B Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments.

Market Price and Dividends on Common Equity and Other Shareholder Matters

        Information regarding the market price of the Company’s common equity, payment of dividends, and other shareholder matters is set forth in is set forth in Part III, Item 11 of the Company’s Annual Report on Form 10-K/A (Amendment No. 1), which was filed with the Securities and Exchange Commission on December 17, 2008.

Legal Proceedings

        Neither the Company nor Favor Sea Limited, HK Engineering Plastics, or Xinda, is party to any material legal proceedings.

Material Modification to Rights of Security holders

        Pursuant to the Agreement and Plan of Merger and pursuant to Nevada Revised Statutes Section 78.209, the Company has set December 31, 2008 as the effective record date for a reverse split of 124.1 for 1 to reduce the total number of issued and outstanding shares of common stock. The total authorized shares of common stock will be reduced proportionately accordingly as well. As a result, the total numbers of shares of common stock of the Company held by its shareholders are all proportionately reduced together with the total authorized share of the Company’s common stock, leaving your proportionate holdings substantially the same. Such a reverse split is necessary to allow the merger with Favor Sea Limited to happen.

        Pursuant to the Agreement and Plan of Merger, the Company will issue 1,000,000 shares of convertible Series A preferred stock of the Company to the shareholders of Favor Sea Limited, and 1,000,000 shares of Series B preferred stock to XD in exchange for the outstanding stock of Favor Sea Limited. The 1,000,000 shares of convertible Series A preferred stock of the Company will convert approximately 1:38.2 into 38,194,072 shares of the common stock of the Company after the completion of the Merger so that eventually the shareholders of Favor Sea Limited own approximately 99% of the common stock of the Company.

        The 1,000,000 shares of Series B Preferred Stock will have an aggregate voting power of 40% of the combined voting power of the entire Company’s shares, common stock and preferred stock as long as the Company is in existence. Without the vote or consent of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding, the Company may not (i) authorize, create or issue, or increase the authorized number of shares of, any class or series of capital stock ranking prior to or on a parity with the Series B Preferred Stock, (ii) authorize, create or issue any class or series of common stock of the Company other than the common stock, (iii) authorize any reclassification of the Series B Preferred Stock, (iv) authorize, create or issue any securities convertible into or exercisable for capital stock prohibited by (i) or (ii), (v) amend the designation certificate of the Series B Preferred Stock, or (vi) enter into any merger or reorganization, or disposal of assets involving 20% of the total capitalization of the Company.

        The record holders of the Company’s common stock on the date of December 31, 2008 will have their fractional shares or shares numbering below one hundred shares post the reverse split to be rounded up to one hundred shares, with the round-up shares to be deducted from certain designated shareholders by the Company. Any holders of the Company’s common stock after the date of December 31, 2008 will not be eligible for the round-up shares.

Changes in and Disagreements with Accountants

        On December 31, 2008, the Company changed its principal independent accountants. On such date, Robison, Hill & Co. was dismissed from serving as the Company’s principal independent accountants and the Company retained Bagell Josephs Levine & Company, LLC as its principal independent accountants. The decision to change accountants was approved by the Company’s Board of Directors on December 31, 2008.

The dismissal of Robison, Hill & Co.

        Robison, Hill & Co. was the independent registered public accounting firm for the Company from December 31, 2004 to December 31, 2008. None of Robinson, Hill & Co.'s reports on the Company’s financial statements from December 31, 2004 to December 31, 2008, (a) contained an adverse opinion or disclaimer of opinion, (b) was modified as to uncertainty other than mentioned below, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Robison, Hill & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(ii) of Regulation S-K occurred during the period in which Robison, Hill & Co. served as the Company’s principal independent accountants.

        In accordance with Item 304(a)(3), the Company has provided Robison, Hill & Co. with a copy of this disclosure and has requested that Robison, Hill & Co. furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Robison, Hill & Co. addressed to the Securities and Exchange Commission dated December 31, 2008 is filed as Exhibit 16.1 to this 8-K Report.

The Engagement of Bagell Josephs Levine & Company, LLC

Prior to December 31, 2008, the date that Bagell Josephs Levine & Company, LLC was retained as the principal independent accountants of the Company:

(1)     The Company did not consult Bagell Josephs Levine & Company, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2)     Neither a written report nor oral advice was provided to the Company by Bagell Josephs Levine & Company, LLC that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)     The Company did not consult Bagell Josephs Levine & Company, LLC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

Financial Statements

Page

Unaudited Financial Statements of Favor Sea Limited for the period from
May 2, 2008 (date of inception) to September 30, 2008	F-1

Audited Financial Statements of Harbin Xinda Macromolecule Material Co., Ltd.
for the years ended December 31, 2007 and 2006	F-19

NB Telecom Inc. Unaudited pro forma's	F-36

Exhibits

10.1	Agreement and Plan of Merger dated December 24, 2008 among the Company and the shareholders of Favor Sea Limited.

10.2	Designation Certificate of Series A Preferred Stock

10.3	Designation Certificate of Series B Preferred Stock

10.4	Asset Purchase Agreement dated September 20, 2008 between Harbin Xinda Macromolecule Material Co., Ltd. and Harbin Xinda High-Tech Co., Ltd.

16.1	Letter, dated December 31, 2008, from Robison, Hill & Co. to the Securities and Exchange Commission.

FAVOR SEA LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

FAVOR SEA LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets at September 30, 2008 (Unaudited)
and December 31, 2007 (Audited)	F-1

Consolidated Statements of Income for the nine and three months
ended September 30, 2008 and 2007 (Unaudited)	F-2

Consolidated Statements of Changes in Shareholders' Equity for the nine months
ended September 30, 2008 and 2007 (Unaudited)	F-3

Consolidated Statements of Cash Flows for the nine months ended
September 30, 2008 and 2007 (Unaudited)	F-4

Notes to Consolidated Financial Statements (Unaudited)	F-5 - F-18

FAVOR SEA LIMITED
CONSOLIDATED BALANCE SHEETS

	September 30, 2008 (Unaudited)	December 31, 2007 (Audited)

ASSETS
Current assets:
Cash and cash equivalents	$2,167,016	$87,455
Restricted Cash	4,388,872	5,428,673
Short Term Investment	—	—
Notes Receivable	831,522	—
Accounts receivable - net of allowance for bad debts of
$100,148 and $93,219, respectively	16,623,310	5,117,840
Other receivables	3,420,543	128,658
Inventory	10,786,227	5,587,862
Prepaid expenses	—	21,393
Due from related parties	—	105,537
Advances to suppliers	8,973,700	1,746,063

Total current assets	47,191,190	18,223,481

Property, plant and equipment, net	12,641,860	7,533,619

Other assets:
Intangible assets, net	250,271	236,867

Total other assets	250,271	236,867

Total Assets	$60,083,321	$25,993,967

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Short Term Loan	$21,797,081	$1,370,877
Notes Payable	9,867,597	12,886,245
Accounts payable	1,560,312	647,436
Other payable	3,175,438	31,861
Accrued expenses	709,652	43,940
Tax payable	145,320	1,454,745
Due to shareholders	620,000	—
Deferred revenue	273,115	93,040

Total current liabilities	38,148,515	16,528,144

Shareholders' equity

Common Stock, $1 par value, 50,000 shares authorized, 40,000 shares issued
outstanding as of September 30, 2008 and December 31, 2007	40,000	40,000
Additional Paid-in-Capital	2,443,066	2,443,066
Retained earnings	17,801,554	6,363,651
Accumulated other comprehensive income	1,650,186	619,106

Total shareholders' equity	21,934,806	9,465,823

Total Liabilities And Shareholders' Equity	$60,083,321	$25,993,967

The accomanying notes are an integral part of these financial statements

FAVOR SEA LIMITED
CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE AND THREE MONTHS ENDED SEPETEMBER 30, 2008 AND 2007

	Nine Months Ended September 30,		Three Months Ended September 30,
	2008 (Unaudited)	2007 (Unaudited)	2008 (Unaudited)	2007 (Unaudited)

Sales	$55,802,003	$20,098,712	$22,324,847	$7,201,818

Cost of sales	(41,880,768)	(15,925,484)	(16,555,094)	(6,203,812)

Gross profit	13,921,235	4,173,228	5,769,753	998,006

Operating Expenses
Reaseach and development expenses	557,746	92,439	237,106	71,446
Selling expenses	241,823	29,040	194,029	6,874
General and Administrative expenses	1,102,261	199,831	656,322	15,788

Total Operating Expenses	1,901,830	321,310	1,087,457	94,108

Operating Income	12,019,405	3,851,918	4,682,296	903,898

Other Income (expenses)
Interest Income (expenses)	(481,875)	(117,939)	(318,608)	(17,614)
Other Income/Subsidy Income	25,665	6,598	485	120
Other expense	(100,881)	(72,145)	(100,881)	(18,717)

Total Other income(expense)	(557,091)	(183,486)	(419,004)	(36,211)

Income before income taxes	11,462,314	3,668,432	4,263,292	867,687

Provision for income taxes	24,411	—	18,182	—

Net Income	$11,437,903	$3,668,432	$4,245,110	$867,687

Other Comprehensive Income
Foreign Currency Translation Adjustment	1,031,080	237,199	220,337	104,329

Comprehensive Income	$12,468,983	$3,905,631	$4,465,447	$972,016

Basic and Diluted Income per common share
Basic	$285.95	$91.71	$106.13	$21.69

Diluted	$285.95	$91.71	$106.13	$21.69

Weighted average common share outstanding
Basic	40,000	40,000	40,000	40,000

Diluted	40,000	40,000	40,000	40,000

The accomanying notes are an integral part of these financial statements

FAVOR SEA LIMITED
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(UNAUDITED)

	Commen Stock	Additional Paid-in-Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total

Balance at December 31, 2006	40,000	2,443,066	1,091,081	136,174	3,710,322

Net income for the period	—	—	3,668,432	—	3,668,432

Foreign currency translation adjustments	—	—	—	237,199	237,199

Balance at September 30, 2007	$40,000	$2,443,066	$4,759,513	$373,373	$7,615,952

Balance at December 31, 2007	$40,000	$2,443,066	$6,363,651	$619,106	$9,465,823

Net income for the period	—	—	11,437,903	—	11,437,903

Foreign currency translation adjustments	—	—	—	1,031,080	1,031,080

Balance at September 30, 2008	$40,000	$2,443,066	$17,801,554	$1,650,186	$21,934,806

The accomanying notes are an integral part of these financial statements

FAVOR SEA LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	For the nine months ended September 30,
	2008	2007

Cash flows from operating activities
Net income	$11,437,903	$3,668,432
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Depreciation & amortization	685,860	243,750
Changes in assets and liabilities:
(Increase) decrease in -
Restricted cash	1,403,171	2,949,458
Accounts receivable and other receivables	(14,010,629)	2,729,157
Tax Receivable	—	4,335
Inventory	(4,649,965)	(3,573,750)
Prepaid expenses	22,344	20,366
Notes receivables	(804,096)	5,220
Advances to suppliers	(6,900,409)	171,748
Increase (decrease) in -
Accounts payable and other payable	3,894,526	6,552,340
Accrued expenses	644,019	29,121
Tax payable	(1,378,125)	260,050
Due to owners	—	(21,395)
Deferred revenue	168,341	7,791,198

Net cash provided by (used in) operating activities	(9,487,060)	20,830,030

Cash flows from investing activities
Purchase of fixed assets	(5,103,516)	(52,472)
Loan to related party	110,228	(6,153,163)

Net cash used in investing activities	(4,993,288)	(6,205,635)

Cash flows from financing activities
Proceeds from Short Term Loan	19,758,944	391,521
Proceeds from Shareholder Loan	620,000	—
Repayment of bank acceptance notes payable	(3,865,880)	(7,373,645)

Net cash provided by (used in) financing activities	16,513,064	(6,982,124)

Effect of exchange rate changes on cash and cash equivalents	46,845	186,656

Net increase in cash and cash equivalents	2,079,561	7,828,927

Cash and cash equivalents, beginning of period	87,455	328,492

Cash and cash equivalents, end of period	$2,167,016	$8,157,419

Supplemental disclosures of cash flow information:

Interest paid	$457,982	$157,240

Income taxes paid	$—	$—

The accomanying notes are an integral part of these financial statements

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 1. ORGANIZATION AND BASIS OF PRESENTATION

Favor Sea Limited (the “Company” or “Favor Sea”) was incorporated under the laws of the British Virgin Islands on May 2, 2008.

On August 11, 2008, Favor Sea acquired 100% interest of Hong Kong Engineering Plastics Company Limited (“HK Engineering Plastics”), a Limited Liability Company organized under the laws of the Hong Kong Special Administration Region on May 27, 2008.

HK Engineering Plactics owns 100% interest of Harbin Xinda Macromolecule Material Co., Ltd (“Harbin Xinda”), a company incorporated in the People’s Republic of China on September 23, 2004.

The transactions were accounted for under purchase method. Since the Company and HK Engineering Plastics are all under common control of a same majority shareholder, the consolidation of the Company has been accounted for at historical cost and prepared on the basis as if the aforementioned contractual arrangements with Favor See and HK Plastics Engineering had become effective as of the beginning of the first period presented in the accompanying consolidated financial statements.

The Company has not had any transactions or operations of its own as of today. Instead, all of its operations were carried out through its indirectly owned subsidiary, Harbin Xinda. Harbin Xinda is primarily engaged in the business of research development, manufacture, distribution of modified and engineering plastic pellets used in automotive parts through its manufacturing facility and its wholly owned research laboratory, Harbin Xinda Macromolecule Research Institute (“the Research Institute”), a separate entity established in 2007.

The Company’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation

The consolidated financial statements of the Company include the accounts of Favor Sea, HK Plastics Engineering, Harbin Xinda and Research Institute. All significant inter-company balances and transactions are eliminated in consolidation.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flow, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts receivable

Accounts receivables consist primarily of receivables resulting from sales of products, and are stated at net realizable value. This value includes an appropriate allowance for estimated uncollectible accounts. The allowance is calculated based upon the evaluation and the level of past due accounts and the relationship with and the economic status of the customers. The allowance for uncollectible amounts for the nine months ended September 30, 2008 was $100,148, and $93,219 for the year ended December 31, 2007.

Inventory

Inventory is composed of raw materials and packing materials for manufacturing, work in process, and finished goods. Inventory is valued at the lower of cost or market with cost determined on the weighted average method. Management compares the cost of inventory with the market value and an allowance is made for writing down the inventory to its market value, if lower than cost. No allowance for inventory is considered necessary for the nine months ended September 30, 2008 and 2007.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and equipment

Property and equipment are stated at cost. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and locations for its intended use. Depreciation is calculated using the straight-line method over the following useful lives:

Buildings and improvements	39 years
Machinery, equipment and automobiles	5-10 years

Expenditures for maintenance and repairs are charged to expense as incurred. Additions, renewals and betterments are capitalized.

Advance to suppliers

Advance to suppliers represent the payments made and recorded in advance for goods and services received. The Company makes advances to raw materials purchased from certain agents overseas, which account for 60% of raw materials needed. In order to maintain a long-term relationship with the vendors, the Company frequently needs to make advances from one and half month to three months ahead. The advances to suppliers were $8,973,700 as of September 30, 2008 and $1,746,063 as of December 31, 2007.

Impairment of long-lived assets

Long-lived assets, which include property, plant and equipment and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the assets. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. No impairment loss is recorded for the nine months ended September 30, 2008 and 2007.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

The Company accounts for income tax under the provisions of SFAS No.109 “Accounting for Income Taxes”, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the events that have been included in the financial statements or tax returns. Deferred income taxes are recognized for all significant temporary differences between tax and financial statements bases of assets and liabilities. Valuation allowances are established against net deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. There are no deferred tax amounts at the nine months ended September 30, 2008 and 2007.

Revenue recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exists and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue.

Research and development expenses

Research and development expenses are costs associated with developing the Company’s intellectual property. Research and development costs are expensed as incurred. The costs of equipments that are acquired or constructed for research and development activities and have alternative future uses are classified as plant and equipment and depreciated over their estimated useful lives. The research and development expense for the nine months ended September 30, 2008 and 2007 was $557,746 and $92,439, respectively.

Earnings per share

Basic earnings per share are computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no such additional common shares available for dilution purposes for the nine months ended September 30, 2008 and 2007.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of accounts receivable and other receivables. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of its clients’ financial condition and customer payment practices to minimize collection risk on accounts receivable.

Risks and uncertainties

The operations of the Company are located in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Fair value of financial instruments

The carrying amounts of certain financial instruments, including cash and cash equivalents, accounts receivable, other receivables, accounts payable, accrued expenses, taxes payable, notes payable and other loans payable approximate fair value due to the short-term nature of these items. The carrying amounts of short-term loans from bank approximate the fair value based on the Company’s expected borrowing rate for debt with similar remaining maturities and comparable risk.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign currency translation

The Company’s functional currency is the Renminbi (“RMB”). For financial reporting purposes, RMB has been translated into United States dollars (“USD”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income”. Gains and losses resulting from foreign currency translations are included in accumulated other comprehensive income. There is no significant fluctuation in exchange rate for the conversion of RMB to USD after the balance sheet date.

Recent accounting pronouncements

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 159 (“FAS 159”). FAS 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective of FAS 159 is to provide opportunities to mitigate volatility in reported earnings caused by   measuring related assets and liabilities differently without having to apply hedge accounting provisions. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 will be effective in the first quarter of fiscal 2009. The Company is evaluating the impact that this statement will have on its consolidated financial   statements.

In June 2007, the FASB issued FASB Staff Position No. EITF 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for use in Future Research and Development Activities” (“FSP EITF 07-3”), which addresses whether nonrefundable advance payments for goods or services that used or rendered for research and development activities should be expensed when the advance payment is made or when the research and development activity has been performed. The Company has adopted FSP EITF 07-3 and expensed the research and development as it incurred.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In December 2007, the FASB issued SFAS No. 160,“Noncontrolling Interests in Consolidated Financial Statements — an amendment of Accounting Research Bulletin No. 51” (“SFAS 160”), which establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the non-controlling interest, changes in a parent’s ownership interest and the valuation of retained non-controlling equity investments when a subsidiary is deconsolidated. The Statement also establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. SFAS 160 is effective for fiscal years beginning after December 15, 2007. The Company has not determined the effect that the application of SFAS 160 will have on its consolidated financial statements.

In December 2007, Statement of Financial Accounting Standards No. 141(R), Business Combinations, was issued. SFAS No. 141R replaces SFAS No. 141, Business Combinations. SFAS 141R retains the fundamental requirements in SFAS 141 that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions. This replaces SFAS 141‘s cost-allocation process, which required the cost of acquisition to be allocated to the individual assets acquired and liabilities assumed based on their estimated fair values. SFAS 141R also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the non-controlling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with SFAS 141R). SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2007 An entity may not apply it before that date. The Company is currently evaluating the impact that adopting SFAS No. 141R will have on its financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133, which requires additional disclosures about the objectives of the derivative instruments and hedging activities, the method of accounting for such instruments under SFAS No. 133 and its related interpretations, and a tabular disclosure of the effects of such instruments and related hedged items on our financial position, financial performance, and cash flows. SFAS No. 161 is effective beginning January 1, 2009. We are currently assessing the potential impact that adoption of SFAS No. 161 may have on our financial statements.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In June 2008, the FASB issued FASB Staff Position on Emerging Issues Task Force Issue 03-6, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”). FSP EITF 03-6-1 states that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share (“EPS”) pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented shall be adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to conform with the provisions of FSP EITF 03-6-1. Early application is not permitted. Management is currently evaluating the impact FSP EITF 03-6-1 will have on the Company’s EPS calculations.

Note 3. RESTRICTED CASH

For the nine months ended September 30, 2008, the Company had restricted cash of $4,388,872. The Company’s lenders require the Company to maintain with the lending banks a cash balance of a minimum 40% -50% of the balance of the notes payable (see Note 10) as collateral for the company’s obligations to the lenders

Note. 4 INVENTORY

The inventory consists of the following:

	As of
	September 30, 2008	December 31, 2007

Raw materials	$1,120,582	$665,270
Packing supplies	30,690	16,131
Work-in-process	71,130	53,428
Finished goods	9,563,825	4,853,033

Total	$10,786,227	$5,587,862

No allowance for inventory was made for the nine months ended September 30, 2008.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 5. PROPERTY, PLANT AND EQUIPMENT, NET

The detail of property, plant and equipment is as follows:

	As of
	September 30, 2008	December 31, 2007

Machinery & equipment	$10,044,194	$5,920,295
Automobiles	122,444	52,679
Plant & Buildings	2,385,015	2,220,000

Total	12,551,653	8,192,974

Less: accumulated depreciation	(1,409,648)	(659,355)

Construction in progress	1,499,855	—

Property, plant and equipment, net	$12,641,860	$7,533,619

Depreciation expense for nine months ended September 30, 2008 and 2007 was $681,775 and $240,026, respectively.

Note 6. INTANGIBLE ASSET

Intangible asset consists of land use right only. All land in the People’s Republic of China is government owned and cannot be sold to any individual or company. Instead, the government grants the user a “Land use right” (the Right) to use the land. The Company has the right to use the land for 48 years and amortized the Right on a straight-line basis over 48 years. The land use right was originally acquired in May 2005 for the amount of $226,281.

Net intangible assets at September 30, 2008 and December 31, 2007 were as follows:

	As of
	September 30, 2008	December 31, 2007

Land use right	$268,948	$250,340
Less: Accumulated amortization	(18,677)	(13,473)

Total	$250,271	$236,867

Amortization expense for nine months ended September 30, 2008 and 2007 was $4,085 and $3,724, respectively.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 7. OTHER RECEIVABLES

Other receivables represent cash advances to employees, sales representatives and other outside parties for normal business purposes. Other receivables for nine months ended September 30, 2008 amounted to $ 3,420,543.

Note 8. RELATED PARTY TRANSACTIONS

Amounts due to (from) directors/affiliates are as follows:

	As of
	September 30, 2008	December 31, 2007

Piao Qiuyao	$620,000	$—
Ma Qingwei	—	(19,172)
Han Jie	—	(86,365)

Total	$620,000	$(105,537)

The Company also has sales and purchase with its affiliated companies. The detail is as follows:

	For the nine months ended
	September 30, 2008	September 30, 2007

Purchase from
Harbin Xinda Hi-tech Co, Ltd	$1,063,008	$19,423
Heilongjiang Xinda Hyundai Engineering Plastics Co, Ltd.	963,082	179,401
Sales to
Harbin Xinda Hi-tech Co., Ltd	69,842	131,091

Ms Piao, Qiuyao owns 100% of the Company indirectly via XD Engineering Plastic Company Ltd, the solely shareholder of the Company incorporated in British Virgin Island. Harbin Xinda Hi-Tech Co. Ltd and Heilongjiang Xinda Hyundai Engineering Plastics Co. Ltd. are affiliate companies owned by the relative of the Mr. Han Jie, who was the major shareholder of Harbin Xinda before the ownership transferred to HK Engineering Plastics. Mr. Ma Qingwei is the Chief Operating Officer of the Harbin Xinda and Mr. Han Jie is- the Chief Executive Officer of Harbin Xinda.

On May 1, 2008, Harbin Xinda entered into an operating lease for operating space expiring on April 30, 2011, with Harbin Xinda High-Tech Co., Ltd. Harbin Xinda is subject to annual lease obligation of RMB 2,000,000 (appromixately $286,000 at date of signing). The annual payment should be made by the 15th working day of December each year.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 9. SHORT TERM LOANS

The short-term loans include the following:

	As of
	September 30, 2008	December 31, 2007

a) Loan payable to Harbin Bank
one year term from 12/04/07 to 12/03/08,
a fixed interest rate of 0.79% per month,	$1,472,776	$1,370,877

b) Loan payable to Harbin Bank
one year term from 2/22/2008 to 2/21/2009
a fixed interest rate of 0.81% per month,	4,418,327	—

c) Loan payable to Harbin Bank
three-month term from 8/25/08 to 11/30/08,
a fixed interest rate of 0.71% per month,	4,418,327	—

d) Loan payable to Harbin Bank
one-month term from 9/12/2008 to 10/11/2008
a fixed interest rate of 0.71% per month,	441,833	—

e) Loan payable to Harbin Bank
one-month term from 9/26/2008 to 10/25/2008
a fixed interest rate of 0.67% per month,	736,388	—

f) Loan payable to Anhui Yiyang Metal Materials Co., Ltd.
six-month term from 5/27/2008 to 11/26/2008,
bears no interest	4,418,327	—

g) Loan payable to Anhui Yiyang Metal Materials Co., Ltd.
six-month term from 4/30/2008 to 10/29/2008,
bears no interest	5,891,103	—

Total	$21,797,081	$1,370,877

Interest expense for the above short term loans was $561,359 and $157,240 for nine months ended September 30, 2008 and 2007, respectively.

Note 10. NOTES PAYABLE

As of September 30, 2008, the Company has bank acceptance notes payable in the amount of $9,867,597. The notes are guaranteed to be paid by the banks and usually for a short-term period of three to six months. The Company is required to maintain cash deposits at a minimum 40%-50% of the total balance of the notes payable with the banks, in order to ensure future credit availability.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 11. INCOME TAXES

(a) Corporation income tax (“CIT”)

The Company is governed by the Income Tax Law of the People’s Republic of China concerning the private-run enterprises, which are generally subject to tax at a new statutory rate of 25% and were, until January 2008, subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax) on income reported in the statutory financial statements after appropriate tax adjustments.

On March 16,2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the New CIT Law), which is effective from January 1, 2008. Under the new law, the corporate income tax rate applicable to all Companies, including both domestic and foreign-invested companies, will be 25%, replacing the current applicable tax rate of 33%. However, pending the detailed implementation rulings from the tax authorities, we believe that some of the tax concession granted to eligible companies prior to the new CIT laws will be grand fathered.

The Company is located in a special economic development zone and is recognized as a high technology company by the Chinese government. Therefore, it is entitled to a full exemption of special 15% CIT for two years from January 1, 2006 through December 31, 2007 and 50% reduction in CIT for three years at a favorable tax rate of 7.5% from January 1, 2008 to December 31, 2010. The income tax expense of $24,411 for the nine months ended September 30, 2008 is attributed to the net income of $285,105 derived from Harbin Xinda. The majority of the net income for the period was from the Research Institute, which is a separate entity and whose income is exempt from the income tax under the current law of China. The net effect on earnings per share had the income tax been applied would decrease earnings per share from $285.95 to $216.05 for the nine months ended September 30, 2008 and $106.13 to $81.18 for the three months ended September 30, 2008.

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 11. INCOME TAXES (Continued)

(a)     Corporation income tax (“CIT”) (Continued)

The following table reconciles the statutory rates to the Company’s effective tax rate for the nine months ended September 30, 2008 and 2007.

	For the Nine months Ended September 30,
	2008	2007

China Income tax	25.00%	33.00%
Tax exemption	(24.8%)	(33%)

Total provision for income tax	0.20%	0.00%

(b) Value added tax (“VAT”)

Enterprises or individuals who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with the PRC laws. The value added tax standard rate is 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products. The Company has a VAT tax payable of $15,656 as of September 30, 2008.

Note 12. STOCKHOLDERS’ EQUITY

Favor Sea Limited (the “Company” or “Favor Sea”) was incorporated under the laws of the British Virgin Islands, with 50,000 shares of common stock authorized at par value of US$1.00.

As of September 30, 2008, there were 40,000 shares of common stock issued and outstanding.

Note 13. MAJOR CUSTOMERS AND SUPPLIERS

Two major customers accounted for approximately 9.17% of the net revenue for the nine months ended September 30, 2008, with each customer individually accounting for 4.78%, and 4.39%, respectively. At September 30, 2008, the total receivable balance due from these two customers was $1,414,828, representing 8.46% of total accounts receivable.

Four major customers accounted for 20.37% of the net revenue for the nine months ended September 30, 2007, with each customer individually accounted for 6.08%, 5.30%, 5.09%,

FAVOR SEA LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

Note 13. MAJOR CUSTOMERS AND SUPPLIERS (continued)

and 3.91%, respectively. At September 30, 2007, the total receivable balance due from these four customers was $1,842,777, representing 23.35% of total accounts receivable.

Two major vendors provided approximately 90.59% of the Company’s purchases of raw materials for the period ended September 30, 2008, with each vendor individually accounting for 70.48% and 20.11%, respectively. The Company had total account payable balance due to the second largest vendor of $223,809, representing 20.61% of total accounts payable, and advance to the largest vendor of $8,540,730 at September 30, 2008.

One vendor provided 87.47% of the Company’s purchase of raw materials for the nine months ended September 30, 2007. The Company’s advance to this vendor was $7,013,788 at September 30, 2007, accounting for 98.68% of total advances to suppliers.

Note 14. COMMITMENTS AND CONTINGENCY

a)     Renewal of short term loan with Anhui Yiyang Metal Materials Co., Ltd.

On October 31,2008, the Company renewed the contract with Anhui Yiyang Metal Materials Co., Ltd., an unaffiliated partner for the amount of RMB70,000,000 (approximately US$10.2 million). The term is from November 1, 2008 from October 31, 2009, at interest rate at 30% above variable interest of one year term published by Bank of China. The Company is required to pay quarterly interest expenses starting from January 1, 2009.

b) Asset Acquisition Agreement with High-Tech

On September 20, 2008, Harbin Xinda Macromolecule Material Co., Ltd ( “Harbin Xinda”, “Buyer”) signed an agreement (“Agreement”) with Harbin Xinda High-Tech Co., Ltd. (“Xinda High-Tech”, Seller), an affiliated company owned by the relative of Mr. Han Jie, the Chairman and CEO of the Harbin Xinda to acquire all of the assets of Xinda High-Tech, including plant buildings, land use rights, machinery and equipments for a total amount of RMB240,000,000 (approximately US$35.1 million). Harbin Xinda was required to make two installment payments of the full purchase price, a total of RMB50, 000,000 (approximately $7.2 million) by the end of December 31, 2008 and remaining RMB190, 000,000 (approximately $27.5 million) by the end of September 30, 2009. Through this purchase, Harbin Xinda is expected to significantly increase its production and expand its operations.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD

FINANCIAL STATEMENTS

DECEMBER 31, 2007 AND 2006

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Harbin Xinda Macromolecule Material Co., Ltd

We have audited the accompanying consolidated balance sheets of Harbin Xinda Macromolecule Material Co., Ltd as of December 31, 2007 and 2006 and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the years ended December 31, 2007 and 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Harbin Xinda Macromolecule Material Co., Ltd as of December 31, 2007 and 2006 and the results of its operations, changes in shareholders’ equity, and cash flows for the years ended December 31, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/S/ Bagell Josephs, Levine & Company, LLC

Bagell Josephs, Levine \& Company, LLC
Marlton, New Jersey
April 15, 2008

HARBIN XINDA MICROMOLECULE MATERIAL CO., LTD.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2007 AND 2006

	2007	2006

ASSETS
Current assets:
Cash and cash equivalents	$87,455	$328,492
Cash and cash equivalents - Restricted	5,428,673	4,869,235
Accounts receivable - net of allowance for bad debts of
$93,219 and $- 0 - respectively	5,117,840	1,095,790
Other receivable	128,658	4,358,699
Tax receivable	—	4,256
Inventory	5,587,862	4,600,451
Prepaid expenses	21,393	19,997
Due from related parties	105,537	1,956,398
Advances to suppliers	1,746,063	168,630

Total current assets	18,223,481	17,401,948

Property, plant and equipment, net	7,533,619	3,166,507

Other asset:
Intangible asset, net of amortization	236,867	226,278

Total other asset	236,867	226,278

Total Assets	$25,993,967	$20,794,733

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Short Term Loans	$1,370,877	$2,562,755
Notes Payable	12,886,245	11,532,400
Accounts payable	647,436	1,566,033
Other payable	31,861	1,300,844
Accrued expenses	43,940	22,161
Tax payable	1,454,745	—
Deferred revenue	93,040	100,219

Total current liabilities	16,528,144	17,084,412

Shareholders’ equity
Capital Contribution	2,416,451	2,416,451
Additional Paid-in-Capital	66,615	66,615
Retained earnings	6,363,651	1,091,081
Accumulated other comprehensive income	619,106	136,174

Total shareholders’ equity	9,465,823	3,710,321

Total Liabilities And Shareholders’ Equity	$25,993,967	$20,794,733

The accompanying notes are an intergral part of these financial statements

HARBIN XINDA MICROMOLECULE MATERIAL CO., LTD.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,

	2007	2006

Sales	$34,177,415	$13,415,434

Cost of sales	27,829,973	10,604,429

Gross profit	6,347,442	2,811,005

Operating Expenses
Reseach and development expenses	189,329	94,797
Selling expenses	131,772	121,403
General and administrative expenses	403,834	341,645

Total Operating Expenses	724,935	557,845

Operating Income	5,622,507	2,253,160

Other Income (expenses)
Investment Income	—	70
Interest Income (expenses)	(152,684)	(95,854)
Other Income/Subsidy Income	10,434	65,224
Other expenses	(207,687)	(39,225)

Total Other income(expense)	(349,937)	(69,785)

Income before income taxes	5,272,570	2,183,375

Provision for income taxes	—	—

Net Income	$5,272,570	$2,183,375

Other Comprehensive Income
Foreign Currency Translation Adjustment	$482,932	95,909

Comprehensive Income	$5,755,502	$2,279,284

Basic and Diluted Income per common share
Basic	$0.26	$0.11

Diluted	$0.26	$0.11

Weighted average common share outstanding
Basic	20,000,000	20,000,000

Diluted	20,000,000	20,000,000

The accompanying notes are an intergral part of these financial statements

HARBIN XINDA MICROMOLECULE MATERIAL CO., LTD.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY F
OR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Capital	Additional Paid-in-Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total

Balance at December 31, 2005	$2,416,451	$66,615	$(1,092,294)	$40,265	$1,431,037
Net income for the year	—	—	2,183,375	—	2,183,375
Foreign currency translation adjustments	—	—	—	95,909	95,909

Balance at December 31, 2006	2,416,451	66,615	1,091,081	136,174	3,710,321

Net income for the year	—	—	5,272,570	—	5,272,570
Foreign currency translation adjustments	—	—	—	482,932	482,932

Balance at December 31, 2007	$2,416,451	$66,615	$6,363,651	$619,106	$9,465,823

The accompanying notes are an intergral part of these financial statements

HARBIN XINDA MICROMOLECULE MATERIAL CO., LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

Cash flows from operating activities
Net income	$5,272,570	$2,183,375
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Depreciation & amortization	280,925	254,854
Bad Debts	89,424	—
Gain on disposal of fixed assets	(3,774)	—
Changes in assets and liabilities:
(Increase) decrease in -
Restricted cash	(559,438)	(3,630,109)
Accounts receivable and other receivables	113,759	(4,530,458)
Tax Receivable	4,255	11,482
Inventories	(987,411)	(4,107,551)
Prepaid expenses	—	(2,696)
Advances to suppliers	(1,577,433)	2,839,569
Increase (decrease) in -
Accounts payable and other payable	(2,187,580)	723,141
Accrued expenses	21,778	19,345
Tax payable	1,454,745	(554)
Deferred revenue	(7,176)	21,680

Net cash provided by (used in) operating activities	1,914,644	(6,217,922)

Cash flows from investing activities
Purchase of fixed assets	(4,393,949)	(867,819)
Proceeds from sale of fixed assets	144,657	—
Decrease in Short Term Investment	—	6,196

Net cash used in investing activities	(4,249,292)	(861,623)

Cash flows from financing activities
Proceeds (payments) from (to) Short Term Loans	(1,315,063)	250,862
Proceeds from bank acceptance notes payable	1,354,858	9,049,021
Collections (payments) on due to related parties	1,850,861	(2,005,788)

Net cash provided by financing activities	1,890,656	7,294,095

Effect of exchange rate changes on cash and cash equivalents	202,955	72,923

Net increase in cash and cash equivalents	(241,037)	287,473

Cash and cash equivalents, beginning of year	328,492	41,019

Cash and cash equivalents, end of year	$87,455	$328,492

Supplemental disclosures of cash flow information:

Interest paid	$212,926	$123,922

Income taxes paid	$—	$—

The accompanying notes are an intergral part of these financial statements

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Harbin Xinda Macromolecule Material Co., Ltd (the "Company" or "Harbin Xinda") was incorporated in Harbin, Heilongjiang Province, China on September 23, 2004.

The Company is primarily engaged in the business of research development, manufacture, distribution of modified and engineering plastic pellets used in automotive parts through its manufacturing facility and its wholly owned research laboratory, Harbin Xinda Macromolecule Research Institute (“the Research Institute”), a separate entity established in 2007.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The accompanying consolidated financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

Principles of consolidation

The consolidated financial statements of the Company include the accounts of Harbin Xinda and its wholly owned subsidiary, Harbin Xinda Macromolecule Research Institute All significant inter-company balances and transactions are eliminated in consolidation.

Use of estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and cash equivalents

For purposes of the statement of cash flow, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts receivable

Accounts receivables consist primarily of receivables resulting from sales of products, and are stated at net realizable value. This value includes an appropriate allowance for estimated uncollectible accounts. The allowance is calculated based upon the evaluation and the level of past due accounts and the relationship with and the economic status of the customers. The allowance for uncollectible amounts for the years ended December 31, 2007 and 2006 was $93,219 and $ — 0 -, respectively.

Inventory

Inventory is composed of raw materials and packing materials for manufacturing, work in process, and finished goods. Inventory is valued at the lower of cost or market with cost determined on the weighted average method. Management compares the cost of inventory with the market value and an allowance is made for writing down the inventory to its market value, if lower than cost. No allowance for inventory is considered necessary for the years ended December 31, 2007 and 2006.

Property and equipment

Property and equipment are stated at cost. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and locations for its intended use. Depreciation is calculated using the straight-like method over the following useful lives:

Buildings and improvements	39 years
Machinery, equipment and automobiles	5-10 years

Expenditures for maintenance and repairs are charged to expense as incurred. Additions, renewals and betterments are capitalized.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advance to suppliers

Advance to suppliers represent the payments made and recorded in advance for goods and services received. The Company makes advances to raw materials purchased from certain vendors overseas, which account for 60% of raw materials needed. In order to maintain a long-term relationship with the vendors, the Company frequently needs to make advances from one and half month to three months ahead. The advances to suppliers were $1,746,063 and $168,630 as of December 31, 2007 and 2006, respectively.

Deferred revenue

Revenue from the sale of goods or services is recognized at the time that goods are delivered or services are rendered. Receipts in advance for goods to be delivered or services to be rendered in a subsequent period are carried forward as deferred revenue.

Impairment of long-lived assets

Long-lived assets, which include property, plant and equipment and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. No impairment loss is recorded for the years ended December 31, 2007 and 2006.

Income taxes

The Company accounts for income tax under the provisions of SFAS No.109 “Accounting for Income Taxes”, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the events that have been included in the financial statements or tax returns. Deferred income taxes are recognized for all significant temporary differences between tax and financial statements bases of assets and liabilities. Valuation allowances are established against net deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. There are no deferred tax amounts at December 31, 2007 and 2006.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue recognition

The Company utilizes the accrual method of accounting.  In accordance with the provisions of Staff Accounting Bulletin (“SAB”) 104, sales revenue is recognized when products are shipped and payments of the customers and collection are reasonably assured.  Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue.

Research and development expenses

Research and development expenses are costs associated with developing the Company’s intellectual property. Research and development costs are expensed as incurred. The costs of equipments that are acquired or constructed for research and development activities and have alternative future uses are classified as plant and equipment and depreciated over their estimated useful lives. The research and development expense for the years ended December 31, 2007 and 2006 was $189,329 and $94,797, respectively.

Earnings per share

Basic earnings per share are computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no such additional common shares available for dilution purposes as of December 31, 2007 and 2006.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of accounts receivable and other receivables. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of its clients’ financial condition and customer payment practices to minimize collection risk on accounts receivable.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Risks and uncertainties

The operations of the Company are located in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Fair value of financial instruments

The carrying amounts of certain financial instruments, including cash and cash equivalents, accounts receivable, other receivables, accounts payable, accrued expenses, taxes payable, notes payable and other loans payable approximate fair value due to the short-term nature of these items. The carrying amounts of short-term loans from bank approximate the fair value based on the Company’s expected borrowing rate for debt with similar remaining maturities and comparable risk.

Foreign currency translation

The Company’s functional currency is the Renminbi (“RMB”). For financial reporting purposes, RMB has been translated into United States dollars (“USD”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income”. Gains and losses resulting from foreign currency translations are included in accumulated other comprehensive income. There is no significant fluctuation in exchange rate for the conversion of RMB to USD after the balance sheet date.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent accounting pronouncements

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management of the Company is currently evaluating the impact of adopting SFAS 157 on its consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (“FAS 159”). FAS 159 permits companies to choose to measure many financial instruments and certain other items at fair value that   are not currently required to be measured at fair value. The objective of FAS 159 is to provide opportunities to mitigate volatility in reported earnings caused by   measuring related assets and liabilities differently without having to apply hedge accounting provisions. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 will be effective in the first quarter of fiscal 2009. The Company is evaluating the impact that this statement will have on its consolidated financial   statements.

In June 2007, the FASB issued FASB Staff Position No. EITF 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for use in Future Research and Development Activities” (“FSP EITF 07-3”), which addresses whether nonrefundable advance payments for goods or services that used or rendered for research and development activities should be expensed when the advance payment is made or when the research and development activity has been performed. The Company has adopted FSP EITF 07-3 and expensed the research and development as it incurred.

In December 2007, the FASB issued SFAS No. 160,“Noncontrolling Interests in Consolidated Financial Statements — an amendment of Accounting Research Bulletin No. 51” (“SFAS 160”), which establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the non-controlling interest, changes in a parent’s ownership interest and the valuation of retained non-controlling equity investments when a subsidiary is deconsolidated. The Statement also establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. SFAS 160 is effective for fiscal years beginning after December 15, 2007.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company has not determined the effect that the application of SFAS 160 will have on its consolidated financial statements.

In December 2007, Statement of Financial Accounting Standards No. 141(R), Business Combinations, was issued. SFAS No. 141R replaces SFAS No. 141, Business Combinations. SFAS 141R retains the fundamental requirements in SFAS 141 that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions. This replaces SFAS 141‘s cost-allocation process, which required the cost of acquisition to be allocated to the individual assets acquired and liabilities assumed based on their estimated fair values. SFAS 141R also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the non-controlling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with SFAS 141R). SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2007 An entity may not apply it before that date. The Company is currently evaluating the impact that adopting SFAS No. 141R will have on its financial statements.

Note 3. RESTRICTED CASH

As of December 31, 2007 and 2006, the Company has restricted cash of $5,428,673 and $4,869,235 respectively. The Company’s lenders require the Company to maintain with the lending banks a cash balance of a minimum 40% -50% of the balance of the notes payable (see Note 10) as collateral for the Company’s obligations to the lenders. The Company earns interest at a variable rate per month on these restricted cash. The interest income earned was $ 60,240 and $ 28,067 for the years ended December 31, 2007 and 2006, respectively.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 4. INVENTORY

The inventory consists of the following:

	As of December 31,
	2007	2006

Raw materials	$665,270	$241,459
Packing supplies	16,131	—
Work-in-process	53,428	—
Finished goods	4,853,033	4,358,992

Total	$5,587,862	$4,600,451

No allowance for inventory was made for the years ended December 31, 2007 and 2006.

Note 5. PROPERTY, PLANT AND EQUIPMENT, NET

The detail of property, plant and equipment is as follows:

	As of December 31,
	2007	2006

Machinery & equipment	$5,920,295	$1,459,544
Automobiles	52,679	84,746
Plant & Buildings	2,220,000	2,075,066

Total	8,192,974	3,619,356
Less: accumulated depreciation	(659,355)	(452,849)

Property, plant and equipment, net	$7,533,619	$3,166,507

Depreciation expense for the years ended December 31, 2007 and 2006 was $ 275,922 and $250,082, respectively.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 6. INTANGIBLE ASSET

Intangible asset consists of land use right only. All land in the People’s Republic of China is government owned and cannot be sold to any individual or company. Instead, the government grants the user a “Land use right” (the Right) to use the land. The Company has the right to use the land for 48 years and amortized the Right on a straight-line basis over 48 years. The land use right was originally acquired in May 2005 for the amount of $226,281.

Net intangible assets at December 31, 2007 and 2006 were as follows:

	As of December 31,
	2007	2006

Land use right	$250,340	$233,997
Less: Accumulated amortization	(13,473)	(7,719)

Total	$236,867	$226,278

Amortization expense for the years ended December 31, 2007 and 2006 amounted to $5,003 and $4,772, respectively.

Note 7. OTHER RECEIVABLES

Other receivables represent cash advances to employees or sales representatives for normal business purposes. Other receivables for the years ended December 31, 2007 and 2006 were $ 128,658 and $4,358,699 respectively. The decrease in 2007 was due to collection on cash advance.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 8. RELATED PARTY TRANSACTIONS

Amounts due to (from) directors/affiliates are as follows:

	As of December 31,
	2007	2006

Harbin Xinda Hi-tech Co.Ltd	$—	$1,613,763
Ma Qingwei	19,172	317,383
Sun Limei	—	46,258
Han Jie	86,365	—
Zhang Dawei	—	(769)
Sun Libin	—	(20,237)

Total	$105,537	$1,956,398

Amounts due are unsecured, non-interest bearing and due upon demand.

Harbin Xinda Hi-Tech Co. Ltd and Heilongjiang Xinda Hyundai Engineering Plastics Co. are affiliate companies owned by the relative of the majority shareholder. Mr. Ma Qingwei is the Chief Operating Officer of the Company and owns 25% of the Company. Mr. Han Jie is the Chief Executive Officer of the Company and he owns 75% of the Company.

The Company also has sales and purchase with its affiliated companies. The detail is as follows:

	As of December 31,
	2007	2006
Purchase from Xinda Hi-tech Co, Ltd	$—	$5,999
Purchase from Hyundai Engineering Plastics Co, Ltd.	440,554	408,517
Sales to Xinda Hi-tech Co., Ltd	163,072	—

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 9. SHORT TERM LOANS

The short-term loans include the following:

	Balance at December 31,
	2007	2006

a) Loan payable to Harbin Commerical Bank
one year term from 12/04/07 to 12/03/08,
a fixed interest rate of 0.79% per month,	$1,370,877	$—

b) Loan payable to Harbin Commerical Bank
one year term from 11/22/2006 to 11/21/2007,
a fixed interest rate of 0.66% per month,	—	1,281,378

b) Loan payable to Harbin Commerical Bank
one year term from 12/26/2006 to 11/30/2007,
a fixed interest rate of 0.66% per month,	—	1,281,377

Total	$1,370,877	$2,562,755

Interest expense paid for the above short term loans totaled $ 212,926 and $ 123,922 for the years ended December 31, 2007 and 2006, respectively.

Note 10. NOTES PAYABLE

As of December 31, 2007 and 2006, the Company has bank acceptance notes payable in the amount of $12,886,245 and $11,532,400, respectively. The notes are guaranteed to be paid by the banks and usually for a short-term period of 3 to 6 months. The Company is required to maintain cash deposits at a minimum 40%-50% of the total balance of the notes payable with the banks, in order to ensure future credit availability.

Note 11. INCOME TAXES

(a) Corporation income tax (“CIT”)

The Company is governed by the Income Tax Law of the People’s Republic of China concerning the private-run enterprises, which are generally subject to tax at a new statutory rate of 25% and were, until January 2008, subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax) on income reported in the statutory financial statements after appropriate tax adjustments.

HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMER 31, 2007 AND 2006

Note 11. INCOME TAXES (Continued)

(a) Corporation income tax (“CIT”) (Continued)

The Company is located in a special economic development zone and is recognized as a high technology company by the Chinese government. Therefore, it is entitled to a full exemption of special 15% CIT for two years from January 1, 2006 through December 31, 2007 and 50% reduction in CIT for three years at a favorable tax rate of 7.5% from 2007 to 2010.

On March 16,2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the New CIT Law), which is effective from January 1, 2008. Under the new law, the corporate income tax rate applicable to all Companies, including both domestic and foreign-invested companies, will be 25%, replacing the current applicable tax rate of 33%. However, pending the detailed implementation rulings from the tax authorities, we believe that some of the tax concession granted to eligible companies prior to the new CIT laws will be grand fathered.

The estimated tax savings for the years ended December 31, 2007 and 2006 would have the net effect on earnings per share had the income tax been applied , leading to earnings per share reduced from $0.26 to $0.22 in 2007 and $0.11 to $0.09 in 2006.

(b) Value added tax (“VAT”)

Enterprises or individuals who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with the PRC laws. The value added tax standard rate is 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products. The Company has a VAT tax payable of $1,391,331 as of December 31, 2007 and a VAT tax receivable of $6,087 as of December 31, 2006.

Note 12. STOCKHOLDERS’ EQUITY

The Company’s registered capital is RMB 20,000,000, equivalent of $2,416,451, contributed by the two main stockholders of the Company. The industry practice in PRC does not require the issuance of stock certificates to the shareholders, nor a third party transfer agent to maintain the records. For the purpose of financial reporting, the Company elected to designate one (1) common share for each RMB contributed. Accordingly, there were total 20,000,000 shares issued and outstanding for the years ended December 31, 2007 and 2006.

NB TELECOM, INC

UNAUDITED PRO FORMA CONDENSED CONSOLODATED

FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

NB TELECOM, INC

INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLODATED

FINANCIAL STATEMENTS

PAGE (S)

Introduction to Unaudited Pro Forma Condensed Consolidated
Financial statements	F-36 - F-37

Pro Forma Balance Sheet- September 30, 2008 (Unaudited)	F-38

Pro Forma Statement of Income for the nine months ended September 30 2008 (Unaudited)	F-39

Pro Forma Statement of Income for the year ended December 31, 2007 (Unaudited)	F-40

Notes to Pro Forma Financial Statements (Unaudited)	F-41

NB TELECOM, INC
INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

        On December 24, 2008, NB Telecom, Inc (the “Parent”), China XD Plastics Company Limited, a Nevada Corporation wholly-owned by the Parent (the “Merger Sub”), signed a Share Exchange Agreement with Favor Sea Limited (“Favor Sea”) and shareholders of Favor Sea, whereby, the Merger Sub agrees to acquire all of the issued and outstanding capital stock of Favor Sea and then merge with and into the Parent at the same date. Favor Sea became a wholly-owned subsidiary of the Parent upon which the Merger Sub shall no longer exist, and Parent’s name will change to the Merger Sub’s name, pursuant to section 92A.180 of the Nevada Statutes.

        In exchange, the Merger Sub issued to the shareholders of Favor Sea: (i)10 shares of its common stock, which shall be converted into approximately 50,367,778 shares of the Parent common stock prior to and approximately 405,928 post reserve-split at a ratio of 124.1 to 1; (ii)1,000,000 shares of convertible Series A preferred stock which shall convert approximately at a ratio of 1 to 38.2 into 38,194,072 shares of Parent common stock so that eventually the shareholders of Favor Sea shall own approximately 99% of Parent common stock outstanding upon the completion of the Merger; (iii) 1,000,000 shares of Series B preferred stock. Immediately after the Merger and the reserve stock split, the Parent shall conduct an amendment to its charter to increase the authorized shares of Parent common stock to 500,000,000 to allow such conversion of preferred stock into Parent common stock. The Parent will also amend its charter to increase the authorized shares of its preferred stock to 50,000,000.

        Immediately before and in conjunction with the consummation of the Merger, the Parent will spin off all of assets and liabilities to Sotech, Inc., a Georgia corporation so the only material assets of the Parent following the Spin-off will be the ownership of the Merger Sub.

        Favor Sea owns 100% of its subsidiaries, Favor Sea (US) Limited, a New York corporation, Hong Kong Engineering Plastics Company Limited, a corporation established and existing in China, which in turn owns 100% ownership interest in Harbin Xinda Macromolecule Material Co., Ltd., a limited liability company established and existing in China.

        The acquisition will be accounted for as a reverse merger under the purchase method of accounting since there was a change of control. Accordingly, Favor Sea will be treated as the continuing entity for accounting purposes.

NB TELECOM, INC
INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at September 30, 2008. The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2008 and for the year ended December 31, 2007 has been presented as if the acquisition had occurred January 1, 2007.

        The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

NB TELECOM, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2008

	NB TELECOM, INC	FAVOR SEA LIMITED	Adjustments	Notes	(1) Pro Forma

ASSETS

Current Assets
Cash and cash equivalents	$—	$2,167,016			$2,167,016
Restricted Cash	—	4,388,872			4,388,872
Comissions and sales receivable, net	5,553)	—	(5,553)	a	—
Notes Receivable	—	831,522			831,522
Accounts receivable - net of allowance
for bad debts of $100,148 and $93,219,
respectively	—	16,623,310			16,623,310
Other receivables	—	3,420,543			3,420,543
Inventories	324	10,786,227	(324)	a	10,786,227
Advances to suppliers	—	8,973,700			8,973,700

Total current assets	5,877	47,191,190			47,191,190

Property and Equipment, Net	—	12,641,860			12,641,860

Other assets:
Intangible asset, net	—	250,271			250,271

Total other assets	—	250,27			250,271

TOTAL ASSETS	$5,877	$60,083,321			$60,083,321

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilites
Short Term Loan	$—	$21,797,081			$21,797,081
Notes Payable	119,214	9,867,597	(119,214)	a	9,867,597
Accounts payable	190,588	1,560,312	(190,588)	a	1,560,312
Other payable	2,166	3,175,438	(2,166)	a	3,175,438
Accrued expenses	—	709,652			709,652
Tax payable	—	145,320			145,320
Due to shareholders	—	620,000			620,000
Deferred revenue	—	273,115			273,115

Total current liabilities	311,968	38,148,515			38,148,515

STOCKHOLDERS' EQUITY (DEFICIT)

Common Stock, .0001 par value 100,000,000
shares authorized, 49,632,222 shares issued
and outstanding at September 30, 2008	4,963	—			4,963

Common Stock, $1 par value, 50,000 shares
authorized, 40,000 shares issued and
outstanding as of September 30, 2008	—	40,000	(40,000)	b	—

Additional paid-in capital	501,474	2,443,066	(466,437)	a,b	2,478,103

Accumulated other comprehensive income	—	1,650,186			1,650,186

Retained earnings	(812,528)	17,801,554	812,528	a,b	17,801,554

Total stockholders' equity (deficit)	(306,091)	21,934,806			21,934,806

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$5,877	$60,083,321			$60,083,321

(1) Represents reverse acquisition showing the assets and liabilities of Favor Sea Only

See Notes to unaudited Pro forma condensed consolidated financial statements

NB TELECOM, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR NINE MONTHS ENDED SEPTEMBER 30, 2008

	NB TELECOM, INC	FAVOR SEA LIMITED	Adjustments	Notes	Pro Forma

REVENUES	$9,522	$55,802,003	$(9,522)	a	$55,802,003

COST OF GOODS SOLD	10,329	41,880,768	(10,329)	a	41,880,768

GROSS PROFIT	(807)	13,921,235			13,921,235

OPERATING EXPENSES
Research and development expense	—	557,746			557,746
Selling expense	—	241,823			241,823
General and adminstrative expenses	7,506	1,102,261	(7,506)	a	1,102,261

Total operating expense	7,506	1,901,830			1,901,830

NET INCOME (LOSS) FROM OPERATIONS	(8,313)	12,019,405			12,019,405

OTHER INCOME (EXPENSE)
Interest income (expense)	(13,805)	(481,875)	13,805	a	(481,875)
Other income	—	25,665			25,665
Other expense	—	(100,881)			(100,881)

Total other income and (expense)	(13,805)	(557,091)			(557,091)

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES
AND MINORITY INTEREST	(22,118)	11,462,314			11,462,314

PROVISION FOR INCOME TAX	—	24,411			24,411

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$(22,118)	$11,437,903			$11,437,903

OTHER COMPREHENSIVE INCOME	—	1,031,080			1,031,080

COMPREHENSIVE INCOME	$(22,118)	$12,468,983			$12,468,983

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$(0.00)	$285.95	$(285.70)	b	$0.25

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES	49,632,222	40,000			49,632,222

See Notes to unaudited Pro forma condensed consolidated financial statements

NB TELECOM, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	NB TELECOM, INC	FAVOR SEA LIMITED	Adjustments	Notes	Pro Forma
REVENUES	$71,291	$34,177,415	$(71,291)	a	$34,177,415

COST OF GOODS SOLD	63,570	27,829,973	(63,570)	a	27,829,973

GROSS PROFIT	7,721	6,347,442			6,347,442

OPERATING EXPENSES
Research and development expense	—	189,329			189,329
Selling expense	—	131,772			131,772
General and adminstrative expenses	97,884	403,834	(97,884)	a	403,834

Total operating expense	97,884	724,935			724,935

NET INCOME (LOSS) FROM OPERATIONS	(90,163)	5,622,507			5,622,507

OTHER INCOME (EXPENSE)
Interest income (expense)	(23,185)	(152,684)	23,185	a	(152,684)
Other income	6,160)	10,434	(6,160)	a	10,434
Other expense	(2,398)	(207,687)	2,398	a	(207,687)

Total other income and (expense)	(19,423)	(349,937)			(349,937)
NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES
AND MINORITY INTEREST	(109,586)	5,272,570			5,272,570

PROVISION FOR INCOME TAX	735	—	(735)	a	—

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$(110,321)	$5,272,570			$5,272,570

OTHER COMPREHENSIVE INCOME	—	482,932			482,932

COMPREHENSIVE INCOME	$(110,321)	$5,755,502			$5,755,502

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$(0.00)	$131.81	(131.70)	b	$0.12

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES	49,632,222	40,000			49,632,222

See Notes to unaudited Pro forma condensed consolidated financial statements

NB TELECOM, INC

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 and the unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2008 and for the year ended December 31, 2007 to reflect the acquisition of Favor Sea by the Merger Sub and the Parent:

a.	To record the spin-off of the Parent’s assets and liabilities prior to the reverse acquisition;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

Exhibit 10.1

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER (“Agreement”) made this 24th day of December 2008 by and among NB Telecom, Inc., a Nevada corporation (the “Parent”), China XD Plastics Company Limited, a Nevada corporation (the “Merger Sub”) wholly owned by the Parent, and Favor Sea Limited (“Company”) a British Virgin Islands corporation, and XD. Engineering Plastics Company Limited, a British Virgin Islands corporation, the principal shareholder of the Company (the “Principal Shareholder” and together with the minority shareholders in the Company, the “Sellers”).

R E C I T A L S:

        A.     The respective Boards of Directors of the Parent and the Company have determined that an acquisition of the Company by the Merger Sub and then the merger of the Merger Sub with and into the Parent (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement, would be fair and in the best interests of their respective shareholders, and such Boards of Directors have approved such Merger, pursuant to which shares of Common Stock of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time of the Merger (as defined in Section 1.03) and all securities convertible or exchangeable into Company Common Stock will be exchanged (including by reservation for future issuances) will be exchanged for the right to receive 99% of Common Stock of the Parent (“Parent Common Stock”) other than Dissenting Shares (as defined in Section 2.01(d)).

        B.     The Parent, the Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        C.     For federal income tax purposes, the parties intend that the Merger shall qualify as reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

        NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

ARTICLE I:
THE MERGER AND MERGER CONSIDERATION

1.01   The Merger and Consideration. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Nevada Corporations Code (the “Nevada Statutes”), the Merger Sub shall acquire the Company and then shall be merged with and into the Parent at the Effective Time of the Merger. The Company will become a wholly owned subsidiary of the Parent upon which the Merger Sub shall no long exist, and Parent’s name will change to the Merger Sub’s name, pursuant to section 92A.180 of the Nevada Statutes. The Merger Sub shall issue (i) to the Sellers and their designees, 10 shares or such number of shares of the common stock of the Merger Sub which shall constitute no more than 10% ownership interest in the Merger Sub and which shall be converted into approximately 50,367,778 shares of the Parent Common Stock prior to and approximately 405,928 post a reverse stock split in accordance with Section 1.08 to be done in conjunction of the Merger, and 1,000,000 shares of convertible Series A preferred stock which shall convert approximately 1:38.2 into 38,194,072 shares of Parent Common Stock after the completion of the Merger so that eventually the Sellers and their designees shall own approximately 99% of Parent Common Stock outstanding post the completion of the Merger; and (ii) to the Principal Shareholder and their designees, 1,000,000 shares of Series B preferred stock. Immediately after the Merger and the reverse stock split in accordance with Section 1.08, the Parent shall conduct an amendment to its charter to increase the authorized shares of Parent Common Stock to 500,000,000 to allow such conversion of preferred stock into Parent Common Stock. At that time, the Parent will also amend its charter to increase the authorized shares of its preferred stock to 50,000,000. Forms of the certificates of designation of the Series A convertible preferred stock and Series B preferred stock are attached hereto as Exhibit A and Exhibit B, respectively.

1.02   Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 7.01 and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing of the Merger (the “Closing”) will take place at 10:00 a.m. on the business day upon satisfaction of the conditions set forth in Article VI (or as soon as practicable thereafter following satisfaction or waiver of the conditions set forth in Article VI) (the “Closing Date”), at the offices of Troutman Sanders LLP in New York, unless another date, time or place is agreed to in writing by the parties hereto.

1.03   Effective Time of Merger. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article VI, the parties shall file articles of merger (the “Articles of Merger”) executed in accordance with the relevant provisions of the Nevada Statutes and shall make all other filings or recordings required under Nevada Statutes. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of Nevada or at such other time as is permissible in accordance with Nevada Statutes and as the Parent and the Company shall agree should be specified in the Articles of Merger (the time the Merger becomes effective being the “Effective Time of the Merger”). The Parent shall use reasonable efforts to have the Closing Date and the Effective Time of the Merger to be the same day.

1.04   Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the Nevada Statutes.

1.05   Articles of Incorporation; Bylaws; Purposes.

        (a)     The Certificate of Incorporation of the Parent in effect immediately prior to the Effective Time of the Merger shall be the Certificate of Incorporation of the Parent until thereafter changed or amended as provided therein or by applicable law.

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        (b)     The Bylaws of the Parent in effect at the Effective Time of the Merger shall be the Bylaws of the Parent until thereafter changed or amended as provided therein or by applicable law.

        (c)     The purposes of the Parent and the total number of its authorized capital stock shall be as set forth in the Certificate of Incorporation of the Parent in effect immediately prior to the Effective Time of the Merger until such time as such purposes and such number may be amended as provided in the Certificate of Incorporation of the Parent and by applicable law.

1.06   Directors. The directors of the Company at the Effective Time of the Merger shall be the directors of the Parent, and its subsidiary, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.07   Officers. The officers of the Company at the Effective Time of the Merger shall be the officers of the Parent and its subsidiary, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.08   Stock Split. Immediately following the execution of this Agreement, the Parent shall take all actions required to affect an approximate one hundred and twenty-four and one tenth for one reverse split (124.1:1) of the authorized and issued and outstanding Parent Common Stock, so that after such split and redemption there will be approximately authorized, issued and outstanding 805,928 shares of the Parent Common Stock. The record and effective date of the reverse split shall be December 31, 2008.

1.09   Round-Up. Immediately following the execution of this Agreement and upon the effectiveness of the reverse split, the surviving entity of the Merger will issue an appropriate number of shares to round-up any fractional shares and shares below 100 post the reverse split held by each shareholder of record on the record date of December 31, 2008 to 100 shares of Parent Common Stock. Such newly issued shares for the round-up shall be referred to hereinafter as the “Round-Up Shares”. Such Round-Up Shares shall be deducted from the account(s) of certain shareholders of the Parent existing prior to the date of this Agreement designated by the Parent per the Parent’s written instruction to the transfer agent of the Parent.

ARTICLE II:
EFFECT OF THE MERGER
ON THE CAPITAL STOCK
OF THE CONSTITUENT CORPORATIONS

2.01   Effect on Capital Stock. As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holders of shares of Company Common Stock or any shares of capital stock of the Merger Sub:

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        (a)     Common Stock of the Merger Sub. Each share of common stock of the Merger Sub issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into shares of Parent Common Stock according to Section 2.02 and shall be the issued and outstanding capital stock of the Parent.

        (b)     Cancellation of Parent-Owned Merger Sub Common Stock. Each share of Common Stock of the Merger Sub that is owned by the Parent shall automatically be cancelled and retired and shall cease to exist, and no Parent Common Stock or other consideration shall be delivered or deliverable in exchange therefor.

        (c)     Conversion of Company Common Stock. Except as otherwise provided herein, each issued and outstanding share of Company Common Stock shall be converted into fully paid and nonassessable shares of Parent Common Stock in accordance with the Exchange Ratio described in Section 2.02.

        (d)     Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time of the Merger held by a holder (if any) who has the right to demand payment for and an appraisal of such shares as provided under British Virgin Islands law, if applicable, (“Dissenting Shares”) shall not be converted into a right to receive Merger Consideration unless such holder fails to perfect or otherwise loses such holder’s right to such payment or appraisal, if any. If, after the Effective Time of the Merger, such holder fails to perfect or loses any such right to appraisal, each such share of such holder shall be treated as a share that had been converted as of the Effective Time of the Merger into the right to receive Merger Consideration in accordance with this Section 2.01. The Company shall give prompt notice to the Parent of any demands received by the Company for appraisal of shares of Company Common Stock, and the Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of the Parent, make any payment with respect to, or settle or offer to settle, any such demands.

2.02   Exchange Ratio. The “Exchange Ratio” is as follows: Each share of Company Stock shall be converted into shares of Parent Common Stock in the Merger, an Exchange Ratio of 1: 5,036,778 Parent.

2.03   Stock Warrants. At the Effective Time of the Merger, there will be no outstanding warrants to purchase Parent Common Stock.

2.04   Exchange of Certificates.

        (a)     Exchange of Certificates. As soon as reasonably practicable as of or after the Effective Time of the Merger, the Parent shall issue the Parent Shares, for the benefit of the holders of shares of Company Common Stock, for exchange in accordance with this Article II.

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        (b)     Settlement Date. The settlement date as set forth herein shall be such date which is six months from the Effective Time of the Merger and the date of the resolution of any Contests further to Section 8.03 herein.

        (c)     Exchange Procedures. At the Effective Time of the Merger, each holder of an outstanding certificate or certificates which prior thereto represented shares of Company Common Stock shall, upon surrender of such certificate or certificates and acceptance be entitled to a certificate or certificates representing the number of shares of Parent Common Stock into which the aggregate number of shares of Company Common Stock previously represented by such certificate or certificates surrendered shall have been converted pursuant to this Agreement. The Company shareholders shall accept such certificates upon compliance with such reasonable terms and conditions to affect an orderly exchange thereof in accordance with normal exchange practices. All shares of Company Common Stock shall be surrendered at the Effective Time of the Merger. After the Effective Time of the Merger, there shall be no further transfer on the records of the Company or its transfer agent of certificates representing shares of Company Common Stock. If any certificate for such Parent Common Stock is to be issued in a name other than that in which the certificate for Company Common Stock surrendered for exchange is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Parent or its transfer agent any transfer or other taxes or other costs required by reason of the issuance of certificates for such Parent Common Stock in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Parent or its transfer agent that all taxes have been paid.

        (d)     No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued upon the surrender for exchange of certificates representing shares of Company Common Stock in accordance with the terms of this Article II shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such certificates.

        (e)     No Liability. None of the Parent, the Merger Sub, or the Company shall be liable to any person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. All certificates representing shares of Company Common Stock shall have been surrendered at the Effective Time of the Merger.

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ARTICLE III:
REPRESENTATIONS AND WARRANTIES

3.01   Representations and Warranties of the Company. Except as set forth in the Company Disclosure Schedule delivered by the Company to the Parent at the time of execution of this Agreement, the Company represents and warrants to the Parent and the Merger Sub as follows:

        (a)     Organization, Standing and Corporate Power. The Company is duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has the requisite corporate power and authority to carry on its business as now being conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect (as defined in Section 10.02) with respect to the Company.

        (b)     Subsidiaries. The Company owns 100% of its subsidiaries, Favor Sea (US) Limited, a New York corporation, Hong Kong Engineering Plastics Company Limited, a corporation established and existing in China, which in turn owns 100% ownership interest in Harbin Xinda Macromolecule Material Co., Ltd., a limited liability company established and existing in China (collectively, “Company Subs”). The Company has no interest in any other company, corporation, partnership, joint venture or otherwise other than the Company Subs.

        (c)     Capital Structure. The authorized capital stock of the Company consists of 50,000 of Company Common Stock. There are 40,000 shares of Common Stock outstanding, all of which are owned by Sellers. Except as set forth above, no shares of capital stock or other equity securities of the Company are issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company may vote. The Company Disclosure Schedule sets forth the outstanding Capitalization of the Company. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of the Company or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of the Company to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of the Company. There are no agreements or arrangements pursuant to which the Company is or could be required to register shares of Company Common Stock or other securities under the Securities Act of 1933, as amended (the “Securities Act”) or other agreements or arrangements with or among any security holders of the Company with respect to securities of the Company.

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        (d)     Authority; Noncontravention. The Company has the requisite corporate and other power and authority to enter into this Agreement and to consummate the Merger. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or “put” right with respect to any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of the Company under, (i) the Articles of Incorporation or Bylaws of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company, its properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Company, its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any federal, state or local government or any court, administrative agency or commission or other governmental authority, agency, domestic or foreign (a “Governmental Entity”), is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except, with respect to this Agreement, for the filing of the Articles of Merger with the Secretary of State of Nevada.

        (e)     Financial Statements. (i) The Parent has received a copy of the audited consolidated financial statements of the Company and Company Subs for the fiscal year ended December 31, 2007 and 2006 and unaudited financial statements for the nine-months ended September 30, 2008 and 2007 (collectively, the “Financial Statements”). The Financial Statements fairly present the financial condition of the Company at the dates indicated and its results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of the Company, fixed or contingent, and of whatever nature. (ii) Since September 30, 2008 (the “Balance Sheet Date”), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of the Company except in the ordinary course of business. (iii) Since the Balance Sheet Date, the Company has not suffered any damage, destruction or loss of physical property (whether or not covered by insurance) affecting its condition (financial or otherwise) or operations (present or prospective), nor has the Company issued, sold or otherwise disposed of, or agreed to issue, sell or otherwise dispose of, any capital stock or any other security of the Company and has not granted or agreed to grant any option, warrant or other right to subscribe for or to purchase any capital stock or any other security of the Company or has incurred or agreed to incur any indebtedness for borrowed money.

7

        (f)     Absence of Certain Changes or Events. Since the Balance Sheet Date, the Company has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been: (i) any material adverse change with respect to the Company; (ii) any condition, event or occurrence which individually or in the aggregate could reasonably be expected to have a material adverse effect or give rise to a material adverse change with respect to the Company; (iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted by Section 4.01 without prior consent of the Parent; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement.

        (g)     Litigation; Labor Matters; Compliance with Laws.

        (i)     There is no suit, action or proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any basis for any such suit, action, proceeding or investigation that, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to the Company or prevent, hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company having, or which, insofar as reasonably could be foreseen by the Company, in the future could have, any such effect.

        (ii)     The Company is not a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment nor is there any strike, work stoppage or other labor dispute involving it pending or, to its knowledge, threatened, any of which could have a material adverse effect with respect to the Company.

        (iii)     The conduct of the business of the Company complies with all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or arbitration awards applicable thereto.

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        (h)     Benefit Plans. The Company is not a party to any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) under which the Company currently has an obligation to provide benefits to any current or former employee, officer or director of the Company (collectively, “Benefit Plans”).

        (i)     Certain Employee Payments. The Company is not a party to any employment agreement which could result in the payment to any current, former or future director or employee of the Company of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a “parachute payment” (within the meaning of Section 280G of the Code), or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

        (j)     Tax Returns and Tax Payments. The Company has timely filed all Tax Returns required to be filed by it, has paid all Taxes shown thereon to be due and has provided adequate reserves in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any returns. No material claim for unpaid Taxes has been made or become a lien against the property of the Company or is being asserted against the Company, no audit of any Tax Return of the Company is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by the Company and is currently in effect. As used herein, “taxes” shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium value added, property or windfall profits taxes, customs, duties or similar fees,, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, “Tax Return” shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

        (k)     Environmental Matters. The Company is in compliance with all applicable Environmental Laws. “Environmental Laws” means all applicable federal, state and local statutes, rules, regulations, ordinances, orders, decrees and common law relating in any manner to contamination, pollution or protection of human health or the environment, and similar state laws.

        (l)     Material Contract Defaults. The Company is not, or has not received any notice or has any knowledge that any other party is, in default in any respect under any Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a material default. For purposes of this Agreement, a Material Contract means any contract, agreement or commitment that is effective as of the Closing Date to which the Company is a party (i) with expected receipts or expenditures in excess of $100,000, (ii) requiring the Company to indemnify any person, (iii) granting exclusive rights to any party, (iv) evidencing indebtedness for borrowed or loaned money in excess of $100,000 or more, including guarantees of such indebtedness, or (v) which, if breached by the Company in such a manner would (A) permit any other party to cancel or terminate the same (with or without notice of passage of time) or (B) provide a basis for any other party to claim money damages (either individually or in the aggregate with all other such claims under that contract) from the Company or (C) give rise to a right of acceleration of any material obligation or loss of any material benefit under any such contract, agreement or commitment.

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        (m)     Properties. The Company has good, clear and marketable title to all the tangible properties and tangible assets reflected in the latest balance sheet as being owned by the Company or acquired after the date thereof which are, individually or in the aggregate, material to the Company’s business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all material liens.

        (n)     Trademarks and Related Contracts. To the knowledge of the Company:

                 (i)     As used in this Agreement, the term “Trademarks” means trademarks, service marks, trade names, Internet domain names, designs, slogans, and general intangibles of like nature; the term “Trade Secrets” means technology; trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, and methodologies; the term “Intellectual Property” means patents, copyrights, Trademarks, applications for any of the foregoing, and Trade Secrets; the term “Company License Agreements” means any license agreements granting any right to use or practice any rights under any Intellectual Property (except for such agreements for off-the-shelf products that are generally available or less than $25,000), and any written settlements relating to any Intellectual Property, to which the Company is a party or otherwise bound; and the term “Software” means any and all computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code.

                 (ii)     To the knowledge of the Company, none of the Company’s Intellectual Property or Company License Agreements infringe upon the rights of any third party that may give rise to a cause of action or claim against the Company or its successors.

        (o)     Board Recommendation. The Board of Directors of the Company has unanimously determined that the terms of the Merger are fair to and in the best interests of the shareholders of the Company and recommended that the holders of the shares of Company Common Stock approve the Merger.

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        (p)     Required Company Vote. The affirmative vote of a majority of the shares of each of the Company Common Stock is the only vote of the holders of any class or series of the Company’s securities necessary to approve the Merger (the “Company Shareholder Approval”).

3.02   Representations and Warranties of Company Subs. Except as set forth in the Company Disclosure Schedule delivered by the Company to the Parent at the time of execution of this Agreement, the Company and the Shareholders, jointly and severally, each represents and warrants to the Parent and the Merger Sub as follows:

        (a)     Organization, Standing and Corporate Power. Company Subs are duly organized, validly existing and in good standing under the laws of the People’s Republic of China and Hong Kong and has the requisite corporate power and authority to carry on its business as now being conducted. Company Subs are duly qualified or licensed to do business and are in good standing in each jurisdiction in which the nature of their business or the ownership or leasing of their properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect (as defined in Section 10.02) with respect to Company Subs.

        (b)     Subsidiaries: The Company Subs are 100% owned by the Company and shall remain wholly owned subsidiaries of the Company following the Sale.

        (c)     Capital Structure. Except as set forth in the Financial Statements, no shares of capital stock or other equity securities of Company Subs are issued, reserved for issuance or outstanding. All outstanding equity ownership interest in Company Subs are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of Company Subs having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Company Subs may vote. The Company Disclosure Schedule sets forth the outstanding Capitalization of Company Subs. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Company Subs are a party or by which they are bound obligating Company Subs to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of Company Subs or obligating Company Subs to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of Company Subs to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of Company Subs. There are no agreements or arrangements pursuant to which Company Subs are or could be required to register shares of Company Common Stock or other securities under the Securities Act of 1933, as amended (the “Securities Act”) or other agreements or arrangements with or among any security holders of Company Subs with respect to securities of Company Subs.

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        (d)     Authority; Noncontravention. Each of the Company Subs has the requisite corporate and other power and authority to enter into this Agreement and to make the representations contained herein. This Agreement has been duly executed and delivered by Company Subs and constitutes a valid and binding obligation of Company Subs, enforceable against Company Subs in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or “put” right with respect to any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of Company Subs under, (i) the Articles of Incorporation or Bylaws of Company Subs, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Company Subs, its properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to Company Subs, their properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any federal, state or local government or any court, administrative agency or commission or other governmental authority, agency, domestic or foreign (a “Governmental Entity”), is required by or with respect to Company Subs in connection with the execution and delivery of this Agreement by Company Subs or the consummation by Company Subs of the transactions contemplated hereby, except, as set forth in the Company Disclosure Schedule.

        (e)     Absence of Certain Changes or Events. Since the Balance Sheet Date, other than the ownership interest transfer to the Company, if applicable, each of the Company Subs has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been: (i) any material adverse change with respect to Company Subs; (ii) any condition, event or occurrence which individually or in the aggregate could reasonably be expected to have a material adverse effect or give rise to a material adverse change with respect to Company Subs; (iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted by Section 4.01 without prior consent of the Parent; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of Company Subs to consummate the transactions contemplated by this Agreement.

        (f)     Litigation; Labor Matters; Compliance with Laws.

                 (i)     There is no suit, action or proceeding or investigation pending or, to the knowledge of Company Subs, threatened against or affecting Company Subs or any basis for any such suit, action, proceeding or investigation that, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to Company Subs or prevent, hinder or materially delay the ability of Company Subs to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Company Subs having, or which, insofar as reasonably could be foreseen by Company Subs, in the future could have, any such effect.

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                 (ii)     None of the Company Subs is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is any the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment nor is there any strike, work stoppage or other labor dispute involving it pending or, to its knowledge, threatened, any of which could have a material adverse effect with respect to Company Subs.

                 (iii)     The conduct of the business of Company Subs complies with all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or arbitration awards applicable thereto.

        (g)     Benefit Plans. None of the Company Subs is a party to any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) under which it currently has an obligation to provide benefits to any current or former employee, officer or director of Company Subs (collectively, “Benefit Plans”).

        (h)     Certain Employee Payments. None of the Company Subs is a party to any employment agreement which could result in the payment to any current, former or future director or employee of Company Subs of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a “parachute payment” (within the meaning of Section 280G of the Code), or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

        (i)     Tax Returns and Tax Payments. Each of the Company Subs has timely filed all Tax Returns required to be filed by it, has paid all Taxes shown thereon to be due and has provided adequate reserves in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any returns. No material claim for unpaid Taxes has been made or become a lien against the property of Company Subs or is being asserted against Company Subs, no audit of any Tax Return of Company Subs is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by Company Subs and is currently in effect. As used herein, “taxes” shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium value added, property or windfall profits taxes, customs, duties or similar fees,, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, “Tax Return” shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

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        (j)     Environmental Matters. Each of the Company Subs is in material compliance with all applicable Environmental Laws. “Environmental Laws” means all applicable federal, state and local statutes, rules, regulations, ordinances, orders, decrees and common law relating in any manner to contamination, pollution or protection of human health or the environment, and similar state laws.

        (k)     Material Contract Defaults. None of the Company Subs is, nor have they received any notice or has any knowledge that any other party is, in default in any respect under any Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a material default. For purposes of this Agreement, a Material Contract means any contract, agreement or commitment that is effective as of the Closing Date to which Company Subs is a party (i) with expected receipts or expenditures in excess of $100,000, (ii) requiring Company Subs to indemnify any person, (iii) granting exclusive rights to any party, (iv) evidencing indebtedness for borrowed or loaned money in excess of $100,000 or more, including guarantees of such indebtedness, or (v) which, if breached by Company Subs in such a manner would (A) permit any other party to cancel or terminate the same (with or without notice of passage of time) or (B) provide a basis for any other party to claim money damages (either individually or in the aggregate with all other such claims under that contract) from Company Subs or (C) give rise to a right of acceleration of any material obligation or loss of any material benefit under any such contract, agreement or commitment.

        (l)     Properties. Each of the Company Subs has good, clear and marketable title to all the tangible properties and tangible assets reflected in the latest balance sheet as being owned by Company Subs or acquired after the date thereof which are, individually or in the aggregate, material to Company Subs’s business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all material liens.

        (m)     Trademarks and Related Contracts. To the knowledge of Company Subs:

                 (i)     As used in this Agreement, the term “Trademarks” means trademarks, service marks, trade names, Internet domain names, designs, slogans, and general intangibles of like nature; the term “Trade Secrets” means technology; trade secrets and other confidential information, know- how, proprietary processes, formulae, algorithms, models, and methodologies; the term “Intellectual Property” means patents, copyrights, Trademarks, applications for any of the foregoing, and Trade Secrets; the term “Company License Agreements” means any license agreements granting any right to use or practice any rights under any Intellectual Property (except for such agreements for off-the-shelf products that are generally available or less than $25,000), and any written settlements relating to any Intellectual Property, to which Company Subs is a party or otherwise bound; and the term “Software” means any and all computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code.

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                 (ii)     To the knowledge of Company Subs, none of Company Subs’s Intellectual Property or Company License Agreements infringe materially upon the rights of any third party that may give rise to a cause of action or claim against Company Subs or their successors.

3.03   Representations and Warranties of the Parent and the Merger Sub. Except as set forth in the disclosure schedule delivered by the Parent to the Company at the time of execution of this Agreement (the “Parent Disclosure Schedule”), the Parent and the Merger Sub represent and warrant to the Company as follows:

        (a)     Organization, Standing and Corporate Power. Each of the Parent, the Merger Sub and the other Parent Subsidiaries (as defined in Section 3.03(b)) is (or at Closing will be) duly organized, validly existing and in good standing under the laws of the State of Nevada, as is applicable, and has the requisite corporate power and authority to carry on its business as now being conducted. Each of the Parent, the Merger Sub and the other Parent Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect with respect to the Parent.

        (b)     Subsidiaries. The Parent has one subsidiary: Merger Sub, which is a Nevada corporation incorporated in December 2008. All the outstanding shares of capital stock of each such entity which is a corporation have been validly issued and are fully paid and nonassessable and, except as set forth in the Parent Disclosure Schedule, are owned (of record and beneficially) by the Parent, free and clear of all Liens. Except for the capital stock of its subsidiaries, which are corporations, the Parent does not own, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, business association, joint venture or other entity.

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        (c)     Capital Structure. As of the date of this Agreement, the authorized capital stock of the Parent consists of 100,000,000 shares of Parent Common Stock, $0.0001 par value, and 10,000,000 shares of preferred stock at $0.0001 par value, of which approximately 49,632,222 shares of Parent Common Stock will be issued and outstanding as of the date of this Agreement and no shares of Parent Common Stock are issuable upon the exercise of outstanding warrants, convertible notes, and options and otherwise. As of the date hereof, there are approximately 330 shareholders of the Parent Common Stock issued and outstanding. Immediately prior to the Closing, pursuant to Section 1.08 of the Agreement, there shall be an approximate 124.1:1 reverse split of shares of Parent Common Stock issue and outstanding. Except as set forth above, no shares of capital stock or other equity securities of the Parent are issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Parent are, and all shares which may be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable, not subject to preemptive rights, and issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of the Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Parent may vote. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Parent or any of its subsidiaries is a party or by which any of them is bound obligating the Parent or any its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity securities of the Parent or any of its subsidiaries or obligating the Parent or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity securities of the Parent or any of its subsidiaries or obligating the Parent or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of the Parent or any of its subsidiaries to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of the Parent or any of its subsidiaries.

        (d)     Authority; Noncontravention. The Parent and subsidiaries have all requisite corporate authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Parent and the Merger Sub and the consummation by the Parent and the Merger Sub of the transactions contemplated by this Agreement have been (or at Closing will have been) duly authorized by all necessary corporate action on the part of the Parent and the Merger Sub. This Agreement has been duly executed and delivered by and constitutes a valid and binding obligation of each of the Parent and the Merger Sub, enforceable against each such party in accordance with its terms. The execution and delivery of this agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or “put” right with respect to any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of the Parent or any of its subsidiaries under, (i) the articles of incorporation or bylaws of the Parent or the Merger Sub or the comparable charter or organizational documents of any other subsidiary of the Parent, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Parent, the Merger Sub or any other subsidiary of the Parent or their respective properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Parent, the Merger Sub or any other subsidiary of the Parent or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or liens that individually or in the aggregate could not have a material adverse effect with respect to the Parent or could not prevent, hinder or materially delay the ability of the Parent to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to the Parent, the Merger Sub or any other subsidiary of the Parent in connection with the execution and delivery of this Agreement by the Parent or the Merger Sub or the consummation by the Parent or the Merger Sub, as the case may be, of any of the transactions contemplated by this Agreement, except for the filing of the Articles of Merger with the Secretaries of State of Nevada, as required, and such other consents, approvals, orders, authorizations, registrations, declarations, states.

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        (e)     SEC Documents; Undisclosed Liabilities. The Parent has filed all reports, schedules, forms, statements and other documents as required by the Securities and Exchange Commission (the “SEC”) and the Parent has delivered or made available to the Company all reports, schedules, forms, statements and other documents filed with the SEC (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Parent SEC Documents”). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC documents, and none of the Parent SEC Documents (including any and all consolidated financial statements included therein) as of such date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent revised or superseded by a subsequent filing with the SEC (a copy of which has been provided to the Company prior to the date of this Agreement), none of the Parent SEC Documents, to the knowledge of the Parent’s management, contains any untrue statement of a material fact or omits to state any material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Parent included in such Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of operations and changes in cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments as determined by Parent’s independent accountants). Except as set forth in the Parent SEC Documents, at the date of the most recent audited financial statements of the Parent included in the Parent SEC Documents, neither the Parent nor any of its subsidiaries had, and since such date neither the Parent nor any of such subsidiaries has incurred, any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to the Parent.

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        (f)     Absence of Certain Changes or Events. Except as disclosed in the Parent SEC Documents, since the date of the most recent financial statements included in the Parent SEC Documents, the Parent has conducted its business only in the ordinary course consistent with past practice in light of its current business circumstances, and there is not and has not been: (i) any material adverse change with respect to the Parent; (ii) any condition, event or occurrence which, individually or in the aggregate, could reasonably be expected to have a material adverse effect or give rise to a material adverse change with respect to the Parent; (iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted by Section 4.02 without the prior consent of the Company; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of the Parent to consummate the transactions contemplated by this Agreement.

        (g)     Interim Operations of the Merger Sub. The Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has (or will have) engaged in no other business activities and has (or will have) conducted its operations only as contemplated hereby.

        (h)     Litigation; Labor Matters; Compliance with Laws.

                 (i)     There is no suit, action or proceeding or investigation pending or, to the knowledge of the Parent, threatened against or affecting the Parent or any basis for any such suit, action, proceeding or investigation that, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to the Parent or prevent, hinder or materially delay the ability of the Parent to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Parent having, or which, insofar as reasonably could be foreseen by the Parent, in the future could have, any such effect.

                 (ii)     The Parent is not a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment nor is there any strike, work stoppage or other labor dispute involving it pending or, to its knowledge, threatened, any of which could have a material adverse effect with respect to the Parent.

                 (iii)     The conduct of the business of the Parent complies with all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or arbitration awards applicable thereto.

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        (i)     Benefit Plans. The Parent is not a party to any Benefit Plan under which the Parent currently has an obligation to provide benefits to any current or former employee, officer or director of the Parent.

        (j)     Certain Employee Payments. The Parent is not a party to any employment agreement which could result in the payment to any current, former or future director or employee of the Parent of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a “parachute payment” (within the meaning of Section 280G of the Code), or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

        (k)     Tax Returns and Tax Payments. The Parent has timely filed all Tax Returns required to be filed by it, has paid all Taxes shown thereon to be due and has provided adequate reserves in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any returns. No material claim for unpaid Taxes has been made or become a lien against the property of the Parent or is being asserted against the Parent, no audit of any Tax Return of the Parent is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by the Parent and is currently in effect.

        (l)     Environmental Matters. The Parent is in material compliance with all applicable Environmental Laws.

        (m)     Material Contract Defaults. The Parent is not, or has not, received any notice or has any knowledge that any other party is, in default in any respect under any Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a material default. For purposes of this Agreement, a Material Contract means any contract, agreement or commitment that is effective as of the Closing Date to which the Parent is a party (i) with expected receipts or expenditures in excess of $10,000, (ii) requiring the Parent to indemnify any person, (iii) granting exclusive rights to any party, (iv) evidencing indebtedness for borrowed or loaned money in excess of $10,000 or more, including guarantees of such indebtedness, or (v) which, if breached by the Parent in such a manner would (A) permit any other party to cancel or terminate the same (with or without notice of passage of time) or (B) provide a basis for any other party to claim money damages (either individually or in the aggregate with all other such claims under that contract) from the Parent or (C) give rise to a right of acceleration of any material obligation or loss of any material benefit under any such contract, agreement or commitment.

        (n)     Properties. The Parent has good, clear and marketable title to all the tangible properties and tangible assets reflected in the latest balance sheet as being owned by the Parent or acquired after the date thereof which are, individually or in the aggregate, material to the Parent’s business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all material liens.

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        (o)     Trademarks and Related Contracts. The Parent does not hold any Trademarks, Trade Secrets, or Intellectual Property, and is not party to any license agreements regarding such.

        (p)     Board Recommendation. The Board of Directors of the Parent has unanimously determined that the terms of the Merger are fair to and in the best interests of the shareholders of the Parent.

        (q)     Spin-Off. Immediately after and in conjunction with the consummation of the Merger, the Parent will spin off all of assets and liabilities of the Parent’s existing operation to Sotech, Inc., a Georgia corporation (“Sotech”), in a distribution (the “Spin-Off”) so that the only material assets of the Parent following the Spin-Off will be the ownership of the Merger Sub. Sotech shall assume all existing and future liabilities arising from or associated with or related to the existing operation of the Parent so that the Parent and the newly merged entity shall not be liable for any such liabilities.

        (r)     Liabilities. The Parent and the Merger Sub guarantee that the Company and the Sellers are free from any and all claims, liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) from the operations of the Parent and any of its subsidiaries on and prior to the date hereof. The foregoing representation and warranty of the Parent and the Merger Sub under this Section 3.03(r) shall survive and remain in full force and effect for the two years following the Effective Time of the Merger.

        (s)     (s) _____. The Parent and the Merger Sub guarantee that prior to the consummation of the Merger all outstanding Parent Common Stock purchase rights, options, and warrants shall be cancelled (the “Cancellation”). The Parent will file a Form 8-K with the SEC regarding such Cancellation.

ARTICLE IV:
COVENANTS RELATING TO
CONDUCT OF BUSINESS PRIOR TO MERGER

4.01   Conduct of the Company and the Parent. From the date of this Agreement and until the Effective Time of the Merger, or until the prior termination of this Agreement, the Company and the Parent, shall not, unless mutually agreed to in writing:

        (a)     engage in any transaction, except in the normal and ordinary course of business, or create or suffer to exist any Lien or other encumbrance upon any of their respective assets or which will not be discharged in full prior to the Effective Time of the Merger;

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        (b)     sell, assign or otherwise transfer any of their assets, or cancel or compromise any debts or claims relating to their assets, other than for fair value, in the ordinary course of business, and consistent with past practice;

        (c)     fail to use reasonable efforts to preserve intact their present business organizations, keep available the services of their employees and preserve its material relationships with customers, suppliers, licensors, licensees, distributors and others, to the end that its good will and ongoing business not be impaired prior to the Effective Time of the Merger;

        (d)     except for matters related to complaints by former employees related to wages, suffer or permit any material adverse change to occur with respect to the Company and the Parent or their business or assets; or

        (e)     Make any material change with respect to their business in accounting or bookkeeping methods, principles or practices, except as required by GAAP.

ARTICLE V:
ADDITIONAL AGREEMENTS

5.01   Access to Information; Confidentiality.

        (a)     The Company shall, and shall cause its officers, employees, counsel, financial advisors and other representatives to, afford to the Parent and its representatives reasonable access during normal business hours during the period prior to the Effective Time of the Merger to its and to Company Subs’ properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause its and Company Subs’ officers, employees and representatives to, furnish promptly to the Parent all information concerning their respective business, properties, financial condition, operations and personnel as such other party may from time to time reasonably request. For the purposes of determining the accuracy of the representations and warranties of the Parent and the Merger Sub set forth herein and compliance by the Parent and the Merger Sub of their respective obligations hereunder, during the period prior to the Effective Time of the Merger, the Parent shall provide the Company and its representatives with reasonable access during normal business hours to its and Merger Sub’s properties, books, contracts, commitments, personnel and records as may be necessary to enable the Company to confirm the accuracy of the representations and warranties of the Parent and the Merger Sub set forth herein and compliance by the Parent and the Merger Sub of their obligations hereunder, and, during such period, the Parent shall, and shall cause its subsidiaries, officers, employees and representatives to, furnish promptly to the Company upon its request (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning its business, properties, financial condition, operations and personnel as such other party may from time to time reasonably request. Except as required by law, each of the Company, the Merger Sub, and the Parent will hold, and will cause its respective directors, officers, employees, accountants, counsel, financial advisors and other representatives and affiliates to hold, any nonpublic information in confidence.

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        (b)     No investigation pursuant to this Section 5.01 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

5.02   Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement. The Parent, the Merger Sub and the Company will use their best efforts and cooperate with one another (i) in promptly determining whether any filings are required to be made or consents, approvals, waivers, permits or authorizations are required to be obtained (or, which if not obtained, would result in an event of default, termination or acceleration of any agreement or any put right under any agreement) under any applicable law or regulation or from any governmental authorities or third parties, including parties to loan agreements or other debt instruments and including such consents, approvals, waivers, permits or authorizations as may be required to transfer the assets and related liabilities of the Company to the Merger Sub in promptly making any such filings, in furnishing information required in connection therewith and in timely seeking to obtain any such consents, approvals, permits or authorizations and (ii) in facilitating each other’s due diligence investigations. The Parent and the Company shall mutually cooperate in order to facilitate the achievement of the benefits reasonably anticipated from the Merger.

5.03   Public Announcements. The Parent and the Merger Sub, on the one hand, and the Company, on the other hand, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or court process. The parties agree that the initial press release or releases to be issued with respect to the transactions contemplated by this Agreement shall be mutually agreed upon prior to the issuance thereof. Notwithstanding the foregoing, Company may disclose the contemplated Merger in letters to the Company’s optionees for purposes of fulfilling the Company’s obligations under the Company Option Plan to the said optionees.

5.04   Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

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5.05   Directorships. Upon the Effective Time of the Merger, all officers of the Parent shall have resigned and the Parent shall have taken all action to cause HAN Jie, MA Qingwei, MA Junjie to be elected to its Board of Directors and its officers to consist of the following: Mr. HAN Jie as the Chairman of the Board, the CEO and acting CFO.

5.06   No Solicitation. Except as previously agreed to in writing by the other party, neither the Company or the Parent shall authorize or permit any of its officers, directors, agents, representatives, or advisors to (a) solicit, initiate or encourage or take any action to facilitate the submission of inquiries, proposals or offers from any person relating to any matter concerning any merger, consolidation, business combination, recapitalization or similar transaction involving the Company or the Parent, respectively, other than the transaction contemplated by this Agreement or any other transaction the consummation of which would or could reasonably be expected to impede, interfere with, prevent or delay the Merger or which would or could be expected to dilute the benefits to the Company of the transactions contemplated hereby. The Company or the Parent will immediately cease and cause to be terminated any existing activities, discussions and negotiations with any parties conducted heretofore with respect to any of the foregoing.

ARTICLE VI:
CONDITIONS PRECEDENT

6.01   Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

        (a)     Opinions of Counsel. Execution and delivery of the following: to the Company, an opinion of counsel from the Parent’s legal counsel that the terms, conditions and structure of this Merger satisfy Nevada law.

        (b)     No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect.

        (c)     No Dissent. Holders of no more than five percent (5%) of the Merger Sub’s Common Stock shall have dissented to the Merger.

        (d)     Auditor Letter. Auditor’s bring down letter confirming the cancellation of all liabilities of the Parent and its subsidiaries.

        (e)     Deliverables of Parent. Parent shall deliver to the Sellers the following:

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                 (i)     the minute books of the Parent and any of its subsidiaries, including its corporate seals, unissued stock certificates, stock registers, Certificate of Incorporation, bylaws and corporate minutes;

                 (ii)     information on any bank accounts of the Parent and any of its subsidiaries and confirmation of the cancellation of such bank accounts;

                 (iii)        copies of any material contracts of the Parent and any of its subsidiaries; and

                 (iv)        a certificate respecting the good standing of the Parent from the Secretary of State of Nevada.

6.02   Conditions to Obligations of the Parent and the Merger Sub. The obligations of the Parent and the Merger Sub to effect the Merger are further subject to the following conditions:

        (a)     Representations and Warranties. The representations and warranties of the Company and Company Subs set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date. The Parent shall have received a certificate signed on behalf of the Company by the president of the Company to such effect.

        (b)     Performance of Obligations of the Company. The Company and Company Subs shall have performed the obligations required to be performed by them under this Agreement at or prior to the Closing Date (except for such failures to perform as have not had or could not reasonably be expected, either individually or in the aggregate, to have a material adverse effect with respect to the Company or adversely affect the ability of the Company to consummate the transactions herein contemplated or perform its obligations hereunder), and the Parent shall have received a certificate signed on behalf of the Company by the president of the Company to such effect.

        (c)     Consents, etc. The Parent shall have received evidence, in form and substance reasonably satisfactory to it, that such licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties as necessary in connection with the transactions contemplated hereby have been obtained.

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        (d)     No Litigation. There shall not be pending or threatened by any Governmental Entity any suit, action or proceeding (or by any other person any suit, action or proceeding which has a reasonable likelihood of success), (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement or seeking to obtain from the Parent or any of its subsidiaries any damages that are material in relation to the Parent and its subsidiaries taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by the Company, the Parent or any of its subsidiaries of any material portion of the business or assets of the Company, the Parent or any of its subsidiaries, or to dispose of or hold separate any material portion of the business or assets of the Company, the Parent or any of its subsidiaries, as a result of the Merger or any of the other transactions contemplated by this Agreement, (iii) seeking to impose limitations on the ability of the Parent or Merger Sub to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock or Common Stock of the Surviving Corporation, including, without limitation, the right to vote the Company Common Stock or Common Stock of the Surviving Corporation on all matters properly presented to the shareholders of the Company or the Surviving Corporation, respectively, or (iv) seeking to prohibit the Parent or any of its subsidiaries from effectively controlling in any material respect the business or operations of the Company.

        (e)     Due Diligence Investigation. The Parent shall be satisfied with the results of its due diligence investigation of the Company and Company Subs in its sole and absolute discretion.

        (f)     The Company shall file a Form 8-K with the SEC within four business days of the Closing Date of the Merger containing information about the Merger and Pro Forma financial statements of the Parent and the Company and audited financial statements of the Company as required by Regulation S-K. Such Form 8-K shall be in form and substance acceptable to Parent and its counsel prior to Closing.

6.03   Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the following conditions:

        (a)     Representations and Warranties. The representations and warranties of the Parent and the Merger Sub set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date. The Company shall have received a certificate signed on behalf of the Parent by the president of the Parent to such effect.

        (b)     Performance of Obligations of the Parent and the Merger Sub. The Parent and the Merger Sub shall have performed the obligations required to be performed by them under this Agreement at or prior to the Closing Date (except for such failures to perform as have not had or could not reasonably be expected, either individually or in the aggregate, to have a material adverse effect with respect to the Parent or adversely affect the ability of the Parent to consummate the transactions herein contemplated or perform its obligations hereunder), and the Company shall have received a certificate signed on behalf of the Parent by the president of the Parent to such effect.

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        (c)     No Litigation. There shall not be pending or threatened any suit, action or proceeding before any court, Governmental Entity or authority (i) pertaining to the transactions contemplated by this Agreement or (ii) seeking to prohibit or limit the ownership or operation by the Company, the Parent or any of its subsidiaries, or to dispose of or hold separate any material portion of the business or assets of the Company, the Parent or of its any subsidiaries.

        (d)     Consents, etc. The Company shall have received evidence, in form and substance reasonably satisfactory to it, that such licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties as necessary in connection with the transactions contemplated hereby have been obtained.

        (e)     Filing of Merger Agreement. The Parent shall have filed or will promptly file after the Closing Date in the office of the Secretary of State or other office of each jurisdiction in which such filings are required for the Merger to become effective.

        (f)     Resignations. The Parent shall deliver to the Company written resignations of all of the officers of the Parent and evidence of election of those new directors and officers as further escribed in Section 5.06 herein.

        (g)     8-K. The Post Merger Company shall file a Form 8-K with the SEC within four days of the closing of the Merger containing audited financial statements of the Company as required by Regulation S-K.

ARTICLE VII:
TERMINATION, AMENDMENT AND WAIVER

7.01   Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time of the Merger:

        (a)     by mutual written consent of the Parent and the Company;

        (b)     by either the Parent or the Company if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

        (c)     by either the Parent or the Company if the Merger shall not have been consummated on or before December 31, 2008 (other than as a result of the failure of the party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed at or prior to the Effective Time of the Merger);

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        (d)     by the Parent, if a material adverse change shall have occurred relative to the Company;

        (e)     by the Parent, if the Company willfully fails to perform in any material respect any of its material obligations under this Agreement; or

        (f)     by the Company, if the Parent or the Merger Sub willfully fails to perform in any material respect any of their respective obligations under this Agreement.

7.02   Effect of Termination. In the event of termination of this Agreement by either the Company or the Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Parent, the Merger Sub or the Company, other than the provisions of the last sentence of Section 5.01(a) and this Section 7.02. Nothing contained in this Section shall relieve any party for any breach of the representations, warranties, covenants or agreements set forth in this Agreement.

7.03   Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

7.04   Extension; Waiver. Subject to Section 7.0 1(c), at any time prior to the Effective Time of the Merger, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

7.05   Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 7.01, an amendment of this Agreement pursuant to Section 7.03 or an extension or waiver of this Agreement pursuant to Section 7.04 shall, in order to be effective, require in the case of the Parent, the Merger Sub or the Company, action by its Board of Directors.

7.06   Return of Documents. In the event of termination of this Agreement for any reason, the Parent and the Company will return to the other party all of the other party’s documents, work papers, and other materials (including copies) relating to the transactions contemplated in this Agreement, whether obtained before or after execution of this Agreement. The Parent and Company will not use any information so obtained from the other party for any purpose and will take all reasonable steps to have such other party’s information kept confidential.

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ARTICLE VIII:
INDEMNIFICATION AND RELATED MATTERS

8.01   Survival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time of the Merger until the Settlement Date.

8.02   Indemnification.

        (a)     Irrespective of any due diligence investigation conducted by the Company with regard to the transactions contemplated hereby, the Parent shall indemnify and hold the Company and each of its officers and directors (the “Company Representatives”) harmless from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties, interest and expenses (collectively, “Losses”) arising out of, based upon, attributable to or resulting from any and all Losses incurred or suffered by the Company or any of the Company Representatives resulting from or arising out of any breach of a representation, warranty or covenant made by the Parent as set forth herein.

        (b)     The Company shall indemnify and hold the Parent and each of its officers and directors (the “Parent Representatives”) harmless from and against any and all liabilities, obligations, damages, losses, deficiencies, costs, penalties, interest and expenses (collectively, “Losses”) arising out of, based upon, attributable to or resulting from any and all Losses incurred or suffered by the Parent or any of the Parent Representatives resulting from or arising out of any breach of a representation, warranty or covenant made by Company as set forth herein.

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8.03   Notice of Indemnification. In the event any proceeding shall be threatened or instituted or any claim or demand shall be asserted in respect of which payment may be sought by the Parent or any Parent Representative or by the Company or any Company Representative, against the other, as the case may be (each an “Indemnitee”), under the provisions of this Article VIII (an “Indemnity Claim”), the Indemnitee shall promptly cause written notice of the assertion of any such Claim of which it has knowledge which is covered by this indemnity to be forwarded to the Parent Representative, who shall be Paul Kelly, or the Company. Any notice of an Indemnity Claim by reason of any of the representations, warranties or covenants contained in this Agreement shall state specifically the representation, warranty or covenant with respect to which the Indemnity Claim is made, the facts giving rise to an alleged basis for the Claim, and the amount of the liability asserted against the Indemnitor by reason of the Indemnity Claim. Within ten (10) days of the receipt of such written notice, the Parent Representative or the Company, as the case may be, shall notify the Indemnitee in writing of its intent to contest the indemnification obligation (a “Contest”) or to accept liability hereunder. If the Parent Representative or the Company, as the case may be, does not respond within ten (10) days of the request of such written notice to such written notice, the Parent Representative or the Company, as the case may be, will be deemed to accept liability as it relates to the Merger Consideration. In such event, the Indemnitee will deliver a Notice to the Parent that there is a determination of liability to this Section 8.03 and the Parent shall be instructed to adjust the Merger Consideration. In the event of a Contest, within ten (10) days of the receipt of the written notice thereof, the parties will select arbitrators and submit the dispute to binding arbitration before the American Arbitration Association at a venue to be located in New York City. The arbitrators shall be selected by the mutual agreement of the parties. If the parties can not agree on the arbitrator, each may select one arbitrator and the two designated arbitrators shall select the third arbitrator. If the third arbitrator can not be agreed upon, the American Arbitration Association in New York shall select the third arbitrator. A decision by the individual arbitrator or a majority decision by the three arbitrators shall be final and binding upon the parties. Such arbitration shall follow the rules of the American Arbitration Association and must be resolved by the arbitrators within thirty (30) days after the matter is submitted to arbitration. If the arbitration is ruled favorably for Parent so that there is a determination of a Loss, the Indemnitee will deliver a Notice to the Parent that there is a determination of liability pursuant to this Section 8.03 and the Parent shall adjust the Merger Consideration Deposit accordingly.

ARTICLE IX:
Intentionally left blank and reserved.

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ARTICLE X:
GENERAL PROVISIONS

10.01   Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by facsimile, electronic mail, or overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to the Parent or Parent Representative, to:

NB Telecom, Inc. 106 May Drive Saxonburg, Pennsylvania 16056 Attn: Paul Kelly (724) 352-7606

Attention:

Jones, Haley & Mottern, P.C. 115 Perimeter Center Place, Suite 170 Atlanta, Georgia 30346 Attn: Richard W. Jones (770) 804-0500

(b)	if to the Company, to:

Favor Sea Limited P.O. Box 957 Offshore Incorporations Centre Road Town, Tortola, British Virgin Islands

Attention:

Allbright Law Offices Citigroup Tower 4/F No. 33 Hua Yuan Shi Qiao Road Pudong New Area Shanghai, 200120 Attn: Steve Zhu, Esq. (021)-61059116

Attention:

Troutman Sanders LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Howard H. Jiang, Esq. (212) 704-6063

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10.02   Definitions. For purposes of this Agreement:

        (a)     an “affiliate” of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

        (b)     “material adverse change” or “material adverse effect” means, when used in connection with the Company or the Parent, any change or effect that either individually or in the aggregate with all other such changes or effects is materially adverse to the business, assets, properties, condition (financial or otherwise) or results of operations of such party and its subsidiaries taken as a whole (after giving effect in the case of the Parent to the consummation of the Merger);

        (c)     “person” means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity; and

        (d)     a “subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of Directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the equity interests of which) is owned directly or indirectly by such first person.

10.03   Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

10.04   Entire Agreement; No Third-Party Beneficiaries. This Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to confer upon any person other than the parties any rights or remedies.

10.05   Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

10.06   Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

10.07   Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Nevada, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court, and (b) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any state court other than such court.

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10.08   Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

10.09   Counterparts. This Agreement may be executed in one or more identical counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more such counterparts shall have been executed by each of the parties and delivered to the other parties.

[Signature Page Follows]

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        IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Agreement as of the date first above written.

PARENT:

NB TELECOM, INC.

By:	/s/ Paul Kelly Name: Paul Kelly Title: President

MERGER SUB:

CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Paul Kelly Name: Paul Kelly Title: President

SELLERS:

PIAO Qiuyao

/s/ PIAO Qiuyao On behalf of XD. Engineering Plastics Company Limited and the Minority Shareholders.

COMPANY:

FAVOR SEA LIMITED

By:	_____________________ Name: Title:

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Exhibit 10.2

NB TELECOM, INC.

CERTIFICATE OF DESIGNATION
OF SERIES A CONVERTIBLE PREFERRED STOCK

        NB Telecom, Inc. (the "Company"), a corporation organized and existing under Nevada Revised Statutes of the State of Nevada, does hereby certify:

        FIRST: Pursuant to authority conferred upon the Board of Directors by its Certificate of Incorporation, and pursuant to the provisions of Nevada Revised Statutes has adopted a resolution on December 24, 2008, which is set forth below, to issue the number of shares of the Series A Convertible Preferred Stock pursuant to a resolution dated December 24, 2008, a copy of which was filed with the State of Nevada.

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation of the Company, as amended, out of the authorized but unissued shares of Preferred Stock of the Company this Board of Directors hereby creates a series of the Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Company, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company which are applicable to Preferred Stock of all series) as follows:

1. Designation. The designation of the series shall be “Series A Convertible Preferred Stock” (the “Series A Convertible Preferred Stock”).

2. Number. The number of shares constituting the Series A Convertible Preferred Stock shall be 1,000,000.

3. Liquidation Preference. (a) With respect to liquidation and any other class or series of capital stock of the Company ranking senior to or on a parity with the Series A Convertible Preferred Stock with respect to liquidation, in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of record of the issued and outstanding shares of Series A Convertible Preferred Stock (“Holder”) shall be entitled to receive, out of the assets of the Company available for distribution to the Holders of shares of Series A Convertible Preferred Stock, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Stock and any other series of Preferred Stock ranking junior to the Series A Convertible Preferred Stock with respect to liquidation and any other class or series of capital stock of the Company ranking junior to the Series A Convertible Preferred Stock with respect to liquidation, an amount in cash equal to $22,000,000. If, upon such liquidation, dissolution or winding up of the affairs of the Company, the assets of the Company distributable among the Holders of Series A Convertible Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any class or series of capital stock of the Company ranking on a parity therewith in respect thereto shall be insufficient to permit the payment in full to all such Holders of shares of the preferential amounts payable to them, then the entire assets of the Company available for distribution to such Holders of shares shall be distributed ratably among such Holders in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. After payment of the full amount to which they are entitled upon liquidation pursuant to this Section 3(a), the Holders of shares of Series A Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. Neither a consolidation or merger of the Company with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Company’s assets will be considered a liquidation, dissolution or winding up of the affairs of the Company for purposes of this Section 3(a).

(b) No Preference on Common Stock. The preference in liquidation provided in the above Section 3(a) shall not apply if the Holder of the Series A Convertible Preferred Stock has converted the Series A Convertible Preferred Stock into Common Stock of the Company, which shall be ranked junior to Preferred Stock.

4.	Mandatory Conversion: Convertible Preferred Stock shall be mandatorily converted as follows:

(a) Upon the successful increase of the total authorized shares of common stock of the Company, the Company shall automatically convert such Series A Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock of the Company at the approximate ratio of one for thirty-nine shares of the Common Stock of the Company (“Conversion Ratio”) so that all 1,000,000 shares of Convertible Series A Preferred Stock shall convert into 38,194,072 shares of Common Stock of the Company.

(b) Costs. The Company shall pay all documentary fee attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A Convertible Preferred Stock; provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

(c) No dividend. Series A Preferred Stock shall carry no interest nor dividend during its existence

        FURTHER RESOLVED, that any and all actions heretofore taken by the Company within the terms of any of the foregoing resolutions are hereby ratified and confirmed.

        SECOND: That said determination of the powers, designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to said series of Preferred Stock, was duly made by the Board of Directors of the Company pursuant to the provisions of the Certificate of Incorporation of the Company, as amended, and in accordance with the provisions of Nevada Revised Statutes of the State of Nevada.

NB TELECOM, INC.

By:	/s/ Paul Kelly Paul Kelly, Director

By:	/s/ Craig Burton Craig Burton, Director

By:	/s/ Leonard J. Battaglia Leonard J. Battaglia, Director

Exhibit 10.3

NB TELECOM, INC.

CERTIFICATE OF DESIGNATION
OF SERIES B PREFERRED STOCK

        NB Telecom, Inc. (the “Company”), a corporation organized and existing under Nevada Revised Statutes of the State of Nevada, does hereby certify:

        FIRST: Pursuant to authority conferred upon the Board of Directors by its Certificate of Incorporation, and pursuant to the provisions of Nevada Revised Statutes has adopted a resolution on December 24, 2008, which is set forth below, to issue the number of shares of the Series B Preferred Stock pursuant to a resolution dated December 24, 2008, a copy of which was filed with the State of Nevada.

        RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation of the Corporation, as amended, out of the authorized but unissued shares of Preferred Stock of the Corporation this Board of Directors hereby creates a series of the Preferred Stock, par value $.0001 per share (the “Preferred Stock”), of the Corporation, and this Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation which are applicable to Preferred Stock of all series) as follows:

        1.       Designation. The designation of the series shall be “Series B Preferred Stock” (the “Series B Preferred Stock”).

        2.       Number. The number of shares constituting the Series B Preferred Stock shall be one million (1,000,000).

        3.       Voting Rights.

a. General Voting Rights. The one million (1,000,000) Series B Preferred Stock shall have an aggregate voting power of 40% of the combined voting power of the entire Company’s shares, Common Stock and Preferred Stock as long as the Company is in existence. Each holder of the Series B Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the by-laws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

b. Consent Needed for Authorization. Without the vote or consent of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding, the Corporation may not (i) authorize, create or issue, or increase the authorized number of shares of, any class or series of capital stock ranking prior to or on a parity with the Series B Preferred Stock, (ii) authorize, create or issue any class or series of common stock of the Corporation other than the Common Stock, (iii) authorize any reclassification of the Series B Preferred Stock, (iv) authorize, create or issue any securities convertible into or exercisable for capital stock prohibited by Section 3(b)(i) or (ii), (v) amend this Certificate or (vi) enter into any merger or reorganization, or disposal of assets involving 20% of the total capitalization of the Corporation.

        4.       Liquidation.

a. Preference. Subject to the rights of the holders of any other series of Preferred Stock ranking senior to or on a parity with the Series B Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking senior to or on a parity with the Series B Preferred Stock with respect to liquidation, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of record of the issued and outstanding shares of Series B Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to the holders of shares of Series B Preferred Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock and any other series of Preferred Stock ranking junior to the Series B Preferred Stock with respect to liquidation and any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock with respect to liquidation, an amount in cash per share equal to $1.00, plus an amount equal to all dividends accrued and unpaid on each such share (whether or not declared) up to the date fixed for distribution. If, upon such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of Series B Preferred Stock and any other series of Preferred Stock ranking on a parity therewith in respect thereto or any class or series of capital stock of the Corporation ranking on a parity therewith in respect thereto shall be insufficient to permit the payment in full to all such holders of shares of the preferential amounts payable to them, then the entire assets of the Corporation available for distribution to such holders of shares shall be distributed ratably among such holders in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. After payment of the full amount to which they are entitled upon liquidation pursuant to this Section 4(a), the holders of shares of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation’s assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 4(a).

b. Adjustments. The liquidation preference provided for herein with respect to the Series B Preferred Stock shall be equitably adjusted to reflect any stock dividend, stock distribution, stock split or reverse stock split, combination of shares, subdivision of shares or reclassification of shares with respect to the Series B Preferred Stock.

        5.        Dividends. The holders of the Series B Preferred Stock shall not be entitled to receive dividends per share of Series B Preferred Stock.

         6.      Redemption. The Corporation shall have no rights to redeem Series B Preferred Stock.

        SECOND: That said determination of the powers, designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to said series of Preferred Stock, was duly made by the Board of Directors of the Company pursuant to the provisions of the Certificate of Incorporation of the Company, as amended, and in accordance with the provisions of Nevada Revised Statutes of the State of Nevada.

NB TELECOM, INC.

By:	/s/ Paul Kelly Paul Kelly, Director

By:	/s/ Craig Burton Craig Burton, Director

By:	/s/ Leonard Battaglia Leonard Battaglia, Director

Exhibit 10.4

Contract NO. HXD20080901

Asset Purchase Contract

Between

Harbin Xinda Macromolecule Material Co., Ltd.

And

Harbin Xinda High-tech Co., Ltd.

September 20th, 2008

Appendix A ASSETS LIST (See Attachment)
Appendix B REPORT OF ASSETS APPRAISAL (See Attachment)
Appendix C COMMITMENT LETTER

        The Asset Purchase Contract (this “Contract”) is entered into as of September 20th, 2008 by the following parties in Harbin, Heilongjiang Province, China.

(1)        Harbin Xinda Macromolecule Material Co., Ltd.(hereinafter called “Purchaser”), a business entity incorporated under the laws of the People’s Republic of China(“China”), was registered in No.9, QinLing Road, Yingbin Road Centralized District, Harbin Development Zone, Heilongjiang Province, China; and

(2)         Harbin Xinda High-tech Co., Ltd.(hereinafter called “Seller”), a business entity incorporated under the laws of the People’s Republic of China(“China”), was registered in No.9, Dalian North Road, Haping Road Centralized District , Harbin Development Zone, Heilongjiang Province, China

        Purchaser and Seller here are called “party” respectively and, collectively the “parties” in the Contract. Both parties agree to the following agreements under negotiation.

ARTICLE 1

SALE OF ASSETS

        1.1       The parties agree to: the purchaser purchases plants, lands, equipments and subsidiary construction and facilities listed in Appendix A (hereinafter called “assets”) from the seller. Appendix A should be the acceptance basis of seller’s transferring assets to purchaser.

        1.2       The assets appraisal prices are detailed in Appendix B. Appendix B is the basis of determining the price by parties.

ARTICLE 2

TRANSFER AND REGISTRATION OF TITLE CHANGE

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        2.1        The Seller should start transferring assets to purchaser on the date of this contract. All equipments and subsidiary construction and facilities in the plant listed in Appendix A should be checked, inspected and transferred; the transfer of plant listed in Appendix A should be based on transferring of the keys.

        2.2       Any custodial responsibilities and losses of the transferred assets shall be transferred to purchaser as of the date of transferring; meanwhile, any right of managing, using, disposal and earning of the transferred assets shall be transferred to purchaser as of the date of transferring.

        2.3        The parties agree to:

                      2.3.1       For the part of assets that are required not to be registered in title change, the transferring date of ownership should be the actual date of transferring.

                      2.3.2       For the part of assets that are required to be registered in title change, the change date of ownership should be assured under relevant laws. Any party has obligations to assist the other to conduct the registration formalities of changing the title, include, but not limited to, signing the individual transaction file in connect with this contract and conducting relevant formalities(hereinafter called “obligations of mutual assistance “)

ARTICLE 3

ARTICLE 3 PURCHASE PRICE AND PAYMENT

        3.1       Based on the reference of Report of Assets Appraisal (detailed in Appendix B), the parties agree to confirm the assets price under this contract which is 240 million RMB. Purchaser should pay the assets price to seller according to this contract.

        3.2       The date and amount of purchaser's payment to seller are as follows:

1 50 million RMB to be paid before Dec.31st, 2008 2 190 million RMB to be paid before Sep.30th, 2009

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ARTICLE 4

TAXES AND OTHER EXPENSES

        Purchaser and seller should bear any expenses with respect to the negotiation, drafting, signing and fulfilling of this contract. The taxes generated by this contract should be paid by taxpayer set forth in laws.

ARTICLE 5

ARTICLE 5 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF SELLER

        The seller acknowledges that, the purchaser shall sign this contract based on the truth of following representations and warranties by seller. The seller’s representations, warranties and undertakings to purchaser are as follows:

    (a)        The seller has all rights and authorization of signing, conducting and delivering of this contract and carrying out the proposed transactions in this contract, and the seller is incorporated or formed formally in accordance to applicable local laws.

    (b)        After singed and delivered this contract, the seller must fulfill all proposed transactions in this contract, and takes all necessary corporate or other actions to get the formal approval and authorization.

    (c)        If the purchaser authorizes, signs and delivers this contract formally, it constitutes legal, effective and binding obligations to seller and can be conducted forcibly according to the rules of this contract unless this clauses are limited by the laws of bankruptcy, insolvency, restructuring, deferred payment and similar laws that affect the right of creditor; and

    (d)        The seller’s signing, delivery and fulfillment of this contract and the completion of proposed transaction in this contract will not violate the rules of the seller’s organization and the corporate governing; or violate any laws, regulations, contracts and judgments that have binding obligations to the seller.

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(e) The seller promises that it will not engage in the business that will compete with purchaser as of the date of signing this contract.

(f) The seller will bear all interests, repayments of credit, equipment debts and project payments raised during the period of this contract.

ARTICLE 6

REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF PURCHASER

        The purchaser acknowledges that, the seller shall sign this contract prior to the truth of the following representations and warranties by purchaser. The purchaser’s representations, warranties and undertakings to purchaser are as follows:

    (a)        The purchaser has all rights and authorization of signing, conducting and delivering of this contract and carrying out the proposed transactions in this contract, and the purchaser is incorporated or formed formally in accordance to applicable local laws.

    (b)        After signed and delivered this contract, the purchaser must conduct all proposed transactions stated in this contract, and take all necessary corporate or other behaviors to get the formal approval and authorization.

    (c)        If the seller authorizes, signs and delivers this contract formally, it constitutes legal, effective and binding obligations to purchaser and can be conducted forcibly according to the rules of this contract unless this clauses are limited by the laws of bankruptcy, insolvency, restructuring, deferred payment and similar laws that affect the right of creditor; and

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    (d)        The purchaser’s signing, delivery and fulfillment of this contract and the completion of proposed transaction in this contract will not violate the rules of the party’s organization and the corporate governing; or violate any laws, regulations, contracts and judgments that have binding obligations to the party.

(e) If the purchaser can not make the payment under the term of payment, the purchaser will bear all interests, repayments of credit, equipment debts and project payments of seller.

ARTICLE 7

BREACH OF PURCHASER

        If purchaser has the following actions without prior writing consent of seller, the purchaser should make compensations to seller in order to indemnify the seller from damages.

(a) If the purchaser defaults in payment exceeding 30 days, the purchaser should bear all interest costs occurred after the maturity date of payment.

(b) Failing to discharge or fulfill proper mutual assistance obligation.

ARTICLE 8

BREACH OF SELLER

        If the seller has following actions, the seller should make compensations to purchaser in order to indemnify the purchaser from damages:

(a) Failing to transfer assets to purchaser in time exceeding 30 days, and failing to transfer in time after the purchaser’s reasonable demanding.

(b) Failing to discharge or fulfill proper mutual assistance obligation.

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ARTICLE 9

INDEMNITIES

        If any representations, warranties or undertakings of any party in this contract or relevant document delivered according to this contract are inaccurate, or any violation of the representation, warranties and undertakings bring about any claim of right, damages, indemnity, expense and cost (including reasonable legal fee, attorney fee and expense), the party (“the indemnifying Party”) should make compensation to the other party in order to indemnify it from damages.

ARTICLE 10

NOTICE

10.1 Notice

        All notices, requests, demands, permission and other communications (“Notices”) shall be delivered to the other party by hand delivery, or mail, or facsimile transmission, addressed as set forth on the first page of this agreement as well as the other address or facsimile which have been given by each party. Such notices shall be in compliance with this provision.

10.2 Delivery

        Any notices shall be deemed to have been delivered under the following circumstance:

(a) Such notices shall be deemed upon delivered by hand delivery or express shipping company

(b) Or, upon the third day following receipt of registered mail or certified mail with postage prepaid.

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(c) Or, upon the date when delivered by facsimile (the sender shall hold the transmission confirmation report which shows the content, recipient’s number, transmission page and date.)

ARTICLE 11

TERMINATION

        11.1         Termination

        This Agreement shall be terminated upon the date when fully executed except additional information under this Agreement.

        11.2         Contingent

        If terminated under this provision, this Agreement shall be no effective. However, both parties shall be under the binding of provision 10.1, 10.2, 12.1, 12.2 and this provision. No provisions shall be deemed to release any liabilities against any party of breach of this Agreement prior to the date of termination.

ARTICLE 12

GOVERNING LAW AND DISPUTE RESOLUTION

        12.1        Governing Law

        The signing, effectiveness, explanation, execution and dispute resolution of this Agreement shall be governed by and construed in accordance with Chinese Law.

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        12.2        Dispute Resolution

        Any dispute, disagreement or claim caused by this Agreement or relevance to this Agreement, or execution, explanation, breach or effectiveness, or relevant to all above, shall be resolved by friendly negotiation. Negotiation shall start when delivery the requirement of such negotiation in writing, which requires to note the nature of dispute. If the dispute will not be resolved within 30 days after the said date of notice, the dispute shall bring to litigation following by the notice from one party to another party.

        12.3        Litigation

        Litigation shall be raised and be accepted by the Intermediate People’s Court of Harbin City.

        12.4        Property Preservation

        In order to protect the right of both parities and provide solution, any party has the right to ask for property preservation before the final award by the court in accordance with law. During the period of dispute resolution, both parties shall continue performing other provision of this Agreement except dispute matter.

ARTICLE 13

FORCE MAJEURE

        As the incidents that the blocked side can’t forecast and prevent or avoid it from occurring, such as earthquakes, typhoons, floods (but except for the negligence or intentional fires caused by either party of this agreement , employees or guests), fire emergency (but except for the negligence or intentional fires caused by either party of this agreement , employees or guests) and other natural disasters, wars, riots and similar military actions, civil commotion, as well as strikes, sabotage, epidemic and the embargo , expropriation, injunction or other restrictions and actions of the government ( “force majeure”), are directly to cause that either party can not fulfill the obligations in whole or in part under the agreement (“blocked party”), as long as meeting all the following situations, the blocked side should be regarded as not in breach of the contract.

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(a)	If the blocked side encounters the work stoppage, obstacles or delays due to the force majeure as a direct result of the incident when it carries out the obligations of the contract ; and:

(b)	When force majeure takes place, the blocked side has noticed the other side, and provided the written materials concerning it within 30 days after the force majeure takes place, which includes specifications of stating delays in performances or the parts about the reason to fulfill this agreement.

ARTICLE 14

MISCELLANEOUS

        14.1        Abstention

        As any of the parties waives the right of this agreement, it must sign up a written document as the proof. The right, power or remedy of any party under delay or failure to exercise this agreement should not be regarded as abstention. Exercising the right, power or remedy under the part of this agreement should not rule out further exercise of such rights, powers or remedies or the exercise of other rights, powers or remedies. Without limiting the provisions above, if one party waives to investigate the other party’s breach to the provisions of this agreement, it should not be viewed as its giving up investigating the breach of this provision or any other provision in the further.

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        14.2         No transferring or subletting

        This contrast shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. Without the prior written agreement of the other side, either party may not transfer its present rights and obligations under the agreement.

        14.3        Entire Agreement

        The entire undertakings and agreements that have reached by both sides about the main issues are used to replace the agreements and understandings that were reached by both sides about the main issues of this agreement before.

        14.4        Remedy

(a)	Both parties confirm that the damages may not be sufficient to compensate for the breach of agreement loss. Each party has the right to prohibit the violation of this agreement, the enforcement of agreement terms and provisions of the injunction or other relief.

(b)	The rights of each party under the agreement belong to the accumulative rights; any party can own all other rights or the rights after remedies according to the law.

        14.5         Not constituting an employment or partnership

        Without any regulation under this agreement should be constituted or be deemed as constitute Employer-employee relationship or partnership.

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        14.6        Divisibility

        Any or each of the obligations should be treated as the independent obligation under this agreement and any or more obligation in whole or in part will be enforced separately when it can’t be enforced. If any or more terms of this agreement can’t be enforced, it should be deleted from the agreement, but any of the deletions will not affect other enforcement without deletion under this agreement.

        14.7        Leasing Agreement

        The same month as the agreement being signed is the termination month of leasing agreement, the purchaser will never pay the rent since October, 2008. The original leasing agreement is abolished.

        14.8        Undertaking

        In order to avoid the horizontal competition that may arise between Harbin Xinda Macromolecule Material Co., Ltd. and maintain the benefits of all shareholders in the company to keep long-term and stable development of the enterprise, the seller makes commitment in the form of a commitment letter which is detailed in Appendix C.

        14.9        Amendment

        The contract can be amended, modified and supplemented only if the both parties sign the written agreement upon the contract.

        [The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this contract as of the date and year first above written.

SELLER: HARBIN XINDA HIGH- TECH CO., LTD.

By: _______________

Date:________________

PURCHASER: HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD.

By: __________________

Date:___________________

Appendix A ASSETS LIST (See Attachment)
Appendix B REPORT OF ASSETS APPRAISAL (See Attachment)
Appendix C COMMITMENT LETTER

Commitment Letter

In order to avoid the horizontal competition that may arise between Harbin Xinda Macromolecule Material Co., Ltd., Our Company swears in the form of Commitment Letter, as follows:

Our company guarantees that we will never engage in competitive business activities or pose a competitive threat to the primary business of HARBIN XINDA MACROMOLECULE MATERIAL CO., LTD. directly, indirectly or any other way inside or outside China.

HARBIN XINDA HIGH-TECH CO., LTD.

By

September 20, 2008

EXHIBIT 16.1

December 31, 2008

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: NB Telecom, Inc.
Commission File No. 333-134073

We have read the statements that we understand NB Telecom, Inc. will include in Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

We have no basis to agree or disagree with any other statements made in the Form 8-K.

Respectfully submitted,

Certified Public Accountants

Appendix I

AMENDMENT TO ARTICLES OF INCORPORATION
OF
CHINA XD PLASTICS COMPANY LIMITED

China Xd Plastics Company Limited, a corporation organized and existing under the laws of the State of Nevada, hereby certifies asfollows:

1.     The name of the corporation is China Xd Plastics Company Limited The date of filing of its original Articles of Incorporation with the Secretary of State was December 1, 2005.

2.     This Amended Articles of Incorporation amends the provisions of the Articles of Incorporation of this corporation in full.

3.     The text of the Articles of Incorporation as amended and heretofore is hereby amended to read as herein set forth in full:

ARTICLES OF INCORPORATION
OF
CHINA XD PLASTICS COMPANY LIMITED

I.

        The total number of shares of all classes which the Corporation has authority to issue is 550,000,000, of which 500,000,000 shares shall be designated as “Common Stock” with a par value of $.0001 per share, and 50,000,000 shares shall be designated as “Preferred Stock” with a par value of $.0001 per share.

        The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

        A.     Preferred Stock

        The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and Articles of Amendment shall be filed as required by law with respect to issuance of such Preferred Stock, prior to the issuance of any shares of Preferred Stock.

        The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, dividing of such shares into series or providing for a change in the number of, shares of any Preferred Stock and, if and to the extent from time to time required by law, by filing Articles of Amendment which are effective without Shareholder action to increase or decrease the number of shares included in the Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of Preferred Stock. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the rights of holders of the Common Stock of the Corporation to vote one vote per share on all matters submitted for shareholder action. The authority of the Board of Directors with respect to the Preferred Stock shall include, but not be limited to, setting or changing the following:

1.	the annual dividend rate, if any, on shares of Preferred Stock, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

2.	whether the shares of Preferred Stock shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

3.	the obligation, if any, of the Corporation to redeem shares of Preferred Stock pursuant to a sinking fund;

4.	whether shares of Preferred Stock shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

5.	whether the shares of Preferred Stock shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

6.	the rights of the shares of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

7.	any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to the Preferred Stock.

        The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

        B     COMMON STOCK

        Subject to all of the rights of the Preferred Stock as expressly provide herein, by law or by the Board of Directors pursuant to this Article I, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in the Corporation’s Articles of Incorporation, including, but not limited to, the following rights and privileges:

(1)	dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends;

(2)	the holders of Common Stock shall have the unlimited right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and

(3)	upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation the net assets of the Corporation available for distribution shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

II.

        The governing board of the corporation shall be styled as a “Board of Directors”, and any member of said Board shall be styled as a “Director.”

        The number of members constituting the first Board of Directors of the corporation is three; and the name and the post office box or street address, either residence or business, of each of said members are as follows:

NAME	ADDRESS
Jie Han	c/o Harbin Xinda Macromolecule Material Co., Ltd., No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P.R. China.

Qingwei Ma	c/o Harbin Xinda Macromolecule Material Co., Ltd., No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P.R. China.

Junjie Ma	c/o Harbin Xinda Macromolecule Material Co., Ltd., No. 9 Qinling Road, Yingbin Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P.R. China.

        The number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

III.

        The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

IV.

        The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

V.

        The Board of Directors of the Corporation may, from time to time, and at its discretion, cause the Corporation to purchase its own shares and such shares may be reissued by the Corporation.

VI.

        The corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

VII.

        The Board of directors is hereby authorized to take any and all actions without shareholder approval, which are allowed by the General Corporation Law of the state of Nevada.